UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21296

BARON SELECT FUNDS

(Exact Name of Registrant as Specified in Charter)

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Address of Principal Executive Offices) (Zip Code)

Patrick M. Patalino, General Counsel

c/o Baron Select Funds

767 Fifth Avenue, 49th Floor

New York, NY 10153

(Name and Address of Agent for Service)

(Registrant’s Telephone Number, including Area Code): 212-583-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Item 1. Reports to Stockholders.

Baron Partners Fund

Baron Focused Growth Fund

Baron International Growth Fund

Baron Real Estate Fund

Baron Emerging Markets Fund

Baron Global Advantage Fund

Baron Real Estate Income Fund

Baron Health Care Fund

Baron FinTech Fund

Baron New Asia Fund

Baron Technology Fund

December 31, 2023

Baron Funds®

Baron Select Funds

Annual Financial Report

DEAR BARON SELECT FUNDS SHAREHOLDER:

In this report, you will find audited financial statements for Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, Baron New Asia Fund, and Baron Technology Fund (the Funds) for the year ended December 31, 2023. The U.S. Securities and Exchange Commission (the SEC) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer February 26, 2024	Linda S. Martinson Chairman, President and Chief Operating Officer February 26, 2024	Peggy Wong Chief Financial Officer February 26, 2024

This Annual Financial Report is for the Baron Select Funds, which currently has 12 series: Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, Baron WealthBuilder Fund, Baron New Asia Fund, and Baron Technology Fund. Baron WealthBuilder Fund is included in a separate Financial Report. If you are interested in Baron WealthBuilder Fund or Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, and Baron Durable Advantage Fund, please visit the Funds’ website at baronfunds.com or contact us at 1-800-99BARON.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at baronfunds.com, by clicking on the “Regulatory Documents” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete Portfolios of Investments with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at sec.gov. Portfolios of Investments current to the most recent quarter are also available on the Funds’ website.

Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan”, and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (BAMCO or the Adviser) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to baronfunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds, unless accompanied or preceded by the Funds’ current prospectus or summary prospectus.

Baron Partners Fund (Unaudited)	December 31, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON PARTNERS FUND (RETAIL SHARES)

IN RELATION TO THE RUSSELL MIDCAP GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2023
	One Year	Three Years	Five Years	Ten Years	Since Inception (January 31, 1992)
Baron Partners Fund — Retail Shares[1,2,3]	43.10%	2.60%	31.23%	18.80%	15.03%
Baron Partners Fund — Institutional Shares[1,2,3,4]	43.47%	2.86%	31.57%	19.11%	15.17%
Baron Partners Fund — R6 Shares[1,2,3,4]	43.46%	2.86%	31.57%	19.11%	15.16%
Russell Midcap Growth Index[1]	25.87%	1.31%	13.81%	10.57%	9.91%
S&P 500 Index[1]	26.29%	10.00%	15.69%	12.03%	10.16%

[1]

The Russell Midcap® Growth Index measures the performance of medium-sized U.S. companies that are classified as growth. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. All rights in the FTSE Russell Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. The Fund includes reinvestment of dividends, net of foreign withholding taxes, while the Russell Midcap® Growth Index and S&P 500 Index include reinvestment of dividends before taxes. Reinvestment of dividends positively impacts the performance results. The indexes are unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 20% performance fee after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was April 30, 2003. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser may waive or reimburse certain Fund expenses pursuant to a contract expiring on August 29, 2034, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2023 (Unaudited)	Baron Partners Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2023

Percent of Total Investments*
Tesla, Inc.	38.1%
Space Exploration Technologies Corp.	9.9%
CoStar Group, Inc.	8.1%
Arch Capital Group Ltd.	6.1%
IDEXX Laboratories, Inc.	5.6%
Hyatt Hotels Corporation	5.5%
FactSet Research Systems Inc.	4.4%
The Charles Schwab Corp.	4.3%
Gartner, Inc.	4.0%
Vail Resorts, Inc.	3.2%

89.2%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2023*†

(as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2023, Baron Partners Fund1 increased 43.10%, outperforming the Russell Midcap Growth Index, which returned 25.87%.

Baron Partners Fund invests primarily in U.S. companies of any size with, in our view, significant long-term growth potential. We believe our process can identify investment opportunities that are attractively priced relative to future prospects. The Fund is non-diversified, so its top 10 holdings are expected to comprise a significant percentage of the portfolio, and the Fund uses leverage, both of which increase risk. In addition, the Fund may be subject to risks associated with potentially being concentrated in the securities of a single issuer or a small number of issuers, including in a particular industry. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

As of December 31, 2023, 43.5% of the Fund’s net assets are invested in Tesla, Inc. stock. Therefore, the Fund is exposed to the risk that were Tesla stock to lose significant value, which could happen rapidly, the Fund’s performance would be adversely affected. Before investing in the Fund, investors should carefully consider publicly available information about Tesla. There can be no assurances that the Fund will maintain its investment in Tesla, as the Adviser maintains discretion to actively manage the Fund’s portfolio, including by decreasing or liquidating the Fund’s investment in Tesla at any time. However, for so long as the Fund maintains a substantial investment in Tesla, the Fund’s performance will be significantly affected by the performance of Tesla stock and any decline in the price of Tesla stock would materially and adversely affect your investment in the Fund.

2023 came as a welcome relief to equity investors following a difficult 2022, with most major market indexes recapturing all their losses from the prior year. Brushing aside macro concerns including the U.S. Federal Reserve’s (the Fed) continuation of its historical tightening cycle, inflation data — although falling — that hovered above the Fed’s target, the recession debate, and geopolitical uncertainties, the markets rallied through the first half of 2023. After a third-quarter dip driven largely by concerns that rates would stay “higher for longer,” lower inflation data and a shift in focus to rate cuts prompted a bull run in the last two months of the year.

Consumer Discretionary, Industrials, and Health Care were the top contributors. There were no sectors that meaningfully detracted.

The top contributor was electric vehicle company Tesla, Inc. Despite slashing sticker prices, margins remained healthy, allowing robust investments in growth. 2023 also represented a record year for the Energy division’s revenues and margins. While Tesla continues to operate in a complex environment, we are getting closer to the release of its next-generation vehicle platform, which we believe can be a milestone for the industry.

The top detractor was online brokerage firm The Charles Schwab Corp. Shares fell following the March bankruptcy of Silicon Valley Bank (SVB). Despite running a much different business than SVB, Schwab faced deposit pressure through cash sorting in the wake of the collapse. We retain long-term conviction. Schwab continued to gain assets, and anticipated rate cuts in 2024 should help Schwab pay off its short-term funds. Long term, we believe Schwab has powerful asset-gathering momentum and scale and a reinvestment tailwind from maturing securities being invested at higher rates. We are encouraged by the firm’s exceptional client loyalty, robust organic growth, and industry-leading operating expense per client assets.

We invest for the long term in businesses we believe will benefit from secular growth trends, durable competitive advantages, and best-in-class management. We remain optimistic this approach will generate strong long-term performance regardless of the economic climate.

*	Individual weights may not sum to 100% or displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (GICS), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Focused Growth Fund (Unaudited)	December 31, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FOCUSED GROWTH FUND (RETAIL SHARES)
IN RELATION TO THE RUSSELL 2500 GROWTH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2023
	One Year	Three Years	Five Years	Ten Years	Since Inception (May 31, 1996)
Baron Focused Growth Fund — Retail Shares[1,2,3]	27.40%	2.77%	25.69%	15.25%	13.20%
Baron Focused Growth Fund — Institutional Shares[1,2,3,4]	27.73%	3.05%	26.01%	15.54%	13.35%
Baron Focused Growth Fund — R6 Shares[1,2,3,4]	27.75%	3.05%	26.01%	15.55%	13.35%
Russell 2500 Growth Index[1]	18.93%	(2.68)%	11.43%	8.78%	8.04%
S&P 500 Index[1]	26.29%	10.00%	15.69%	12.03%	9.39%

[1]

The Russell 2500™ Growth Index measures the performance of small to medium-sized companies that are classified as growth. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. All rights in the FTSE Russell Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. The Fund includes reinvestment of dividends, net of foreign withholding taxes, while the Russell 2500™ Growth Index and S&P 500 Index include reinvestment of dividends before taxes. Reinvestment of dividends positively impacts the performance results. The indexes are unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Reflects the actual fees and expenses that were charged when the Fund was a partnership. The predecessor partnership charged a 15% performance fee through 2003 after reaching a certain performance benchmark. If the annual returns for the Fund did not reflect the performance fees for the years the predecessor partnership charged a performance fee, the returns would be higher. The Fund’s shareholders will not be charged a performance fee. The predecessor partnership’s performance is only for periods before the Fund’s registration statement was effective, which was June 30, 2008. During those periods, the predecessor partnership was not registered under the Investment Company Act of 1940 and was not subject to its requirements or the requirements of the Internal Revenue Code relating to regulated investment companies, which, if it were, might have adversely affected its performance.

[3]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser may waive or reimburse certain Fund expenses pursuant to a contract expiring on August 29, 2034, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[4]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2023 (Unaudited)	Baron Focused Growth Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2023

Percent of Net Assets*
Tesla, Inc.	11.4%
Space Exploration Technologies Corp.	9.4%
Arch Capital Group Ltd.	5.0%
Hyatt Hotels Corporation	4.9%
FactSet Research Systems Inc.	4.5%
Vail Resorts, Inc.	4.3%
Guidewire Software, Inc.	4.3%
CoStar Group, Inc.	4.2%
MSCI Inc.	3.8%
Red Rock Resorts, Inc.	3.8%

55.6%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2023*†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2023, Baron Focused Growth Fund1 returned 27.40%, outperforming the Russell 2500 Growth Index, which increased 18.93%.

Baron Focused Growth Fund invests in a non-diversified portfolio of companies that we believe are well capitalized and have exceptional management, significant growth potential, and durable barriers to competition. We believe our process can identify investment opportunities that are attractively priced relative to future prospects. In addition, the Fund may be subject to risks associated with potentially being concentrated in the securities of a single issuer or a small number of issuers, including in a particular industry. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

2023 came as a welcome relief to equity investors following a difficult 2022, with most major market indexes recapturing all their losses from the prior year. Brushing aside macro concerns including the U.S. Federal Reserve’s (the Fed) continuation of its historical tightening cycle, inflation data — although falling — that hovered above the Fed’s target, the recession debate, and geopolitical uncertainties, the markets rallied through the first half of 2023. After a third-quarter dip driven largely by concerns that rates would stay “higher for longer,” lower inflation data and a shift in focus to rate cuts prompted a bull run in the last two months of the year.

Consumer Discretionary, Information Technology, and Industrials were the top contributors. There were no sectors that meaningfully detracted.

The top contributor was electric vehicle company Tesla, Inc. Despite slashing sticker prices, margins remained healthy, allowing robust investments in growth. 2023 also represented a record year for the Energy division’s revenues and margins. Though Tesla continues to operate in a complex environment, we are getting closer to the release of its next-generation vehicle platform, which we believe can be a milestone for the industry.

Timeshare company Marriott Vacations Worldwide Corporation was the top detractor. Share price weakness was driven by soft sales of timeshare units due to higher interest rates and the slow ramp of a new product offering. In addition, a default rate that was higher than the company had anticipated forced it to take a charge to increase its reserves, pressuring earnings and cash flow. We exited our position.

We invest for the long term in businesses that we believe will benefit from secular growth trends, durable competitive advantages, and best-in-class management. We remain optimistic that this approach will generate strong long-term performance regardless of the economic climate.

*	Individual weights may not sum to 100% or displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (GICS), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron International Growth Fund (Unaudited)	December 31, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON INTERNATIONAL GROWTH FUND (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI EX USA INDEX AND THE MSCI ACWI EX USA IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2023
	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 2008)^
Baron International Growth Fund — Retail Shares[1,2]	7.33%	(5.15)%	7.53%	4.92%	8.67%
Baron International Growth Fund — Institutional Shares[1,2,3]	7.60%	(4.91)%	7.79%	5.18%	8.94%
Baron International Growth Fund — R6 Shares[1,2,3]	7.61%	(4.90)%	7.79%	5.18%	8.94%
MSCI ACWI ex USA Index[1]	15.62%	1.55%	7.08%	3.83%	6.74%
MSCI ACWI ex USA IMI Growth Index[1]	14.04%	(2.58)%	7.52%	4.60%	7.49%

^	Commencement of investment operations was January 2, 2009.

[1]

The MSCI ACWI ex USA Index Net (USD) is designed to measure the equity market performance of large-and-mid cap securities across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. The MSCI ACWI ex USA IMI Growth Index Net (USD) is designed to measure the performance of large-, mid- and small-cap growth securities exhibiting overall growth style characteristics across 22 of 23 Developed Markets (DM) countries (excluding the United States) and 24 Emerging Markets (EM) countries. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and the Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results. The indexes are unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser waives and/or reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2034, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]

Performance for the Institutional Shares prior to May 29, 2009 is based on the performance of the Retail Shares. Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares, and prior to May 29, 2009 is based on the Retail Shares. The Retail Shares have a distribution fee, but Institutional Shares and R6 Shares do not. If the annual returns for the Institutional Shares and R6 Shares prior to May 29, 2009 did not reflect this fee, the returns would be higher.

December 31, 2023 (Unaudited)	Baron International Growth Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2023

Percent of Net Assets*
Linde plc	2.8%
eDreams ODIGEO SA	2.6%
Constellation Software Inc.	2.4%
argenx SE	2.3%
Arch Capital Group Ltd.	2.1%
AstraZeneca PLC	2.1%
Taiwan Semiconductor Manufacturing Company Limited	2.0%
Industria de Diseno Textil, S.A.	1.9%
InPost S.A.	1.9%
BNP Paribas S.A.	1.7%

21.9%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2023*†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2023, Baron International Growth Fund1 increased 7.33%, underperforming the MSCI ACWI ex USA Index, which gained 15.62%.

Baron International Growth Fund is a diversified fund that invests for the long term primarily in securities of non-U.S. growth companies. The Fund expects to diversify among developed and developing countries throughout the world, although total exposure to developing countries will not exceed 35%. The Fund may purchase securities of companies of any size. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

For much of 2023, international equities were fairly volatile as the market reacted to macroeconomic factors including inflation, central bank rate tightening programs, geopolitical unrest, and continued U.S. dollar strength. In the last two months, that changed abruptly after the U.S. Federal Reserve surprised markets by communicating that rate cuts would likely occur sooner and in larger magnitude than expected. While international markets cheered the news, we believe this event also foreshadows the end of the 14-year U.S. dollar bull market and will usher in a cycle of relative outperformance by non-U.S. equities.

Japan, Spain, and India contributed the most. Top detractors were China, Switzerland, and the U.K.

Consumer Discretionary, Financials, and Industrials contributed the most. Energy was a slight detractor.

The top contributor was eDreams ODIGEO SA, a Spanish online subscription-based travel agency. eDreams continued to execute on its Prime subscription shift and came closer toward fiscal year 2025 targets. It has improved its positioning with 5.1 million subscribers and demonstration of competitive strength in Europe. Given strong customer acquisition, an impressive pipeline of new products, and plans for the attractive hotel market, we retain conviction.

Meyer Burger Technology AG, a Swiss solar module supplier, was the top detractor. Shares declined on weak revenue and bottom-line results due to challenging European markets and delays in regulatory support, which prompted the company to halt expansion of its German solar cell factory and move production to the U.S. We retain conviction in Meyer Burger as a long-term beneficiary of greater localization of energy supply chains and reduced reliance on China. Meyer Burger’s next-generation solar modules are more efficient, resulting in premium prices and much higher margins. The company is seeing strong order momentum as it ramps production at its U.S facilities, supported by long-term off-take agreements with key customers.

Developed international markets historically perform favorably in an environment of declining rates and appreciating non-U.S. dollar currencies, as peaking interest rates presage a transition towards re-acceleration of the global economy and such markets tend to be more economically and interest-rate sensitive. We also expect the emerging markets in general, and particularly economies and companies most geared to improvement in domestic growth, consumption, and investment, to benefit from this inflection point in financial conditions and capital flows. We anticipate a sustainable period of enhanced earnings growth potential in most international jurisdictions — essentially a mean reversion or mirror image of the past several years.

*	Individual weights may not sum to 100% or displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (GICS), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Fund (Unaudited)	December 31, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE FUND (RETAIL SHARES)

IN RELATION TO THE MSCI USA IMI EXTENDED REAL ESTATE INDEX AND MSCI US REIT INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2023
	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 2009)^
Baron Real Estate Fund — Retail Shares[1,2]	24.70%	3.36%	18.01%	9.78%	13.48%
Baron Real Estate Fund — Institutional Shares[1,2]	25.04%	3.62%	18.32%	10.06%	13.76%
Baron Real Estate Fund — R6 Shares[1,2,3]	25.04%	3.62%	18.32%	10.07%	13.77%
MSCI USA IMI Extended Real Estate Index[1]	23.09%	8.58%	11.68%	9.11%	11.07%
MSCI US REIT Index[1]	12.27%	5.89%	6.15%	6.29%	8.07%

^	Commencement of investment operations was January 4, 2010.

[1]

The MSCI USA IMI Extended Real Estate Index Net (USD) is an unmanaged custom index calculated by MSCI for, and as requested by, BAMCO, Inc. The index includes real estate and real estate-related GICS classified securities. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed or produced by MSCI. The MSCI US REIT Index Net (USD) is designed to measure the performance of all equity REITs in the US equity market, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and the Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results. The indexes are unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser may waive or reimburse certain Fund expenses pursuant to a contract expiring on August 29, 2034, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

December 31, 2023 (Unaudited)	Baron Real Estate Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2023

Percent of Net Assets*
Toll Brothers, Inc.	9.9%
Prologis, Inc.	5.7%
Equinix, Inc.	5.5%
D.R. Horton, Inc.	5.5%
Lennar Corporation	5.3%
Blackstone Inc.	5.1%
CoStar Group, Inc.	4.4%
MGM Resorts International	3.5%
Wynn Resorts, Limited	3.4%
Las Vegas Sands Corporation	2.8%

51.0%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2023*†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2023, Baron Real Estate Fund1 increased 24.70%, outperforming the MSCI USA IMI Extended Real Estate Index (the Index), which returned 23.09%.

Baron Real Estate Fund is a diversified fund that under normal circumstances, invests 80% of its net assets in real estate and real estate-related companies of all sizes, and in companies which, in the opinion of the Adviser, own significant real estate assets at the time of investment. The Fund seeks to invest in well-managed companies that we believe have significant long-term growth opportunities. The Fund’s investment universe extends beyond real estate investment trusts (REITs) to include hotels, senior housing operators, casino and gaming operators, tower operators, infrastructure-related companies and master limited partnerships, data centers, building products companies, real estate service companies, and real estate operating companies. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

2023 came as a welcome relief after a brutal 2022, with the Index recapturing most of its losses from the prior year. Brushing aside concerns including the Federal Reserve’s (the Fed) historical tightening cycle, inflation data, the recession debate, and geopolitical uncertainties, the Index climbed through the first six months. After a third-quarter dip driven largely by worries around “higher for longer” rates, lower inflation, and a shift in focus to rate cuts prompted a bull run in the last two months. Real estate equities, which the market views as advantaged by lower rates, benefited. Recession fears were replaced by optimism that the Fed had orchestrated a “soft landing,” generating further cause for cheer.

Homebuilders & land developers, building products/services, and REITs contributed the most. There were no categories that meaningfully detracted.

Homebuilder Toll Brothers, Inc. was the top contributor, as resilient demand for new housing and market share gains drove robust operating and financial results. Performance was also boosted by a drop in mortgage rates toward year end, making home purchases more affordable. New home construction continues to lag demand following a decade of under-building. We think Toll Brothers is well positioned given its sizable land bank, healthy balance sheet, and market share gains.

Timeshare company Marriott Vacations Worldwide Corporation was the top detractor. Share price weakness was driven by soft sales due to higher interest rates and the slow ramp of a new product offering. In addition, a default rate higher than the company had anticipated forced it to take a charge to increase its reserves, pressuring earnings and cash flow. We exited our position.

Real estate has had to absorb a hurricane of headwinds in the last few years, including the pandemic, the Fed’s aggressive tightening campaign, a spike in mortgage rates, fears of a commercial real estate crisis, tighter credit availability, high inflation, and supply-chain challenges. Though we expect market volatility in the year ahead, we believe many of these challenges are finally subsiding. Public real estate generally enjoys favorable demand versus supply prospects, maintains conservatively capitalized balance sheets, and has access to credit.

*	Individual weights may not sum to 100% or displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (GICS), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Emerging Markets Fund (Unaudited)	December 31, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON EMERGING MARKETS FUND (RETAIL SHARES)
IN RELATION TO THE MSCI EM INDEX AND THE MSCI EM IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2023
	One Year	Three Years	Five Years	Ten Years	Since Inception (December 31, 2010)^
Baron Emerging Markets Fund — Retail Shares[1,2]	7.95%	(9.18)%	2.72%	2.21%	2.92%
Baron Emerging Markets Fund — Institutional Shares[1,2]	8.29%	(8.96)%	2.99%	2.48%	3.18%
Baron Emerging Markets Fund — R6 Shares[1,2,3]	8.27%	(8.96)%	2.99%	2.48%	3.18%
MSCI EM Index[1]	9.83%	(5.08)%	3.68%	2.66%	1.55%
MSCI EM IMI Growth Index[1]	8.09%	(8.05)%	4.67%	3.44%	2.36%

^	Commencement of investment operations was January 3, 2011.

[1]

The MSCI EM (Emerging Markets) Index Net (USD) is designed to measure equity market performance of large-and mid-cap securities across 24 Emerging Markets countries. The MSCI EM (Emerging Markets) IMI Growth Index Net (USD) is designed to measure equity market performance of large-, mid-, and small-cap securities exhibiting overall growth characteristics across 24 Emerging Markets countries. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and the Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results. The indexes are unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser may waive or reimburse certain Fund expenses pursuant to a contract expiring on August 29, 2034 unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent without which performance would have been lower.

[3]	Performance for the R6 Shares prior to January 29, 2016 is based on the performance of the Institutional Shares.

December 31, 2023 (Unaudited)	Baron Emerging Markets Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2023

Percent of Net Assets*
Taiwan Semiconductor Manufacturing Company Limited	6.9%
Samsung Electronics Co., Ltd.	5.3%
Tencent Holdings Limited	3.7%
Bajaj Finance Limited	2.5%
Suzano S.A.	2.3%
Alibaba Group Holding Limited	2.2%
HDFC Bank Limited	2.2%
HD Korea Shipbuilding & Offshore Engineering Co., Ltd.	2.0%
Bharti Airtel Limited	2.0%
Bundl Technologies Private Limited	1.9%

30.9%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2023*†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2023, Baron Emerging Markets Fund1 returned 7.95%, underperforming the MSCI EM Index, which increased 9.83%.

Baron Emerging Markets Fund is a diversified fund that invests for the long term primarily in companies of any size with their principal business activities or trading markets in developing countries. The Fund may invest up to 20% of its net assets in developed and frontier countries. The Fund seeks to invest in companies with significant long-term growth prospects and purchase them at prices we believe to be favorable. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

For much of 2023, emerging market (EM) equities were volatile as the market reacted to macroeconomic factors including inflation, central bank rate tightening programs, geopolitical unrest, and continued U.S. dollar strength. In the last two months, that changed abruptly after the U.S. Federal Reserve surprised markets by communicating that rate cuts would likely occur sooner and in larger magnitude than expected. While emerging markets cheered the news, we believe this event also foreshadows the end of the 14-year U.S. dollar bull market and will usher in a cycle of outperformance by non-U.S. equities.

India, Taiwan, Korea, and Brazil were the top contributors. China and Hong Kong detracted the most.

Financials, Information Technology, and Industrials contributed the most. Consumer Discretionary and Health Care detracted the most.

Taiwan Semiconductor Manufacturing Company Limited was the top contributor. Shares rose due to investor expectations for a cyclical recovery heading into 2024 and significant demand for artifical intelligence chips. We retain conviction that Taiwan Semiconductor’s technological leadership, pricing power, and exposure to secular growth markets, including high-performance computing, automotive, 5G, and IoT, will allow it to sustain double-digit earnings growth over the next several years.

India-based Think & Learn Private Limited, the parent entity of Byju’s — the Learning App, was the top detractor as COVID-related tailwinds that benefited online/digital education slowed. Byju’s also announced that Deloitte Haskins & Sells had resigned as its auditor along with three investor-appointed directors. These material adverse events required us to adjust down our stake’s fair market value.

Recent EM sentiment have been masked by skepticism toward China. While inconsistent policy signals and geopolitical developments have been frustrating, we believe China’s policymakers have the tools and capacity to engineer a recovery, and we remain cautiously optimistic that incremental efforts will render current valuation and skepticism as too conservative.

We expect the emerging markets in general, and particularly those economies and companies most geared to the improvement in domestic growth, consumption, and investment that we expect to result from declining interest rates and appreciating currencies, to benefit most from this inflection point in financial conditions and capital flows. We anticipate a sustainable period of enhanced relative earnings growth potential in EM — essentially a mean reversion or mirror image of the past several years.

*	Individual weights may not sum to 100% or displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (GICS), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Global Advantage Fund (Unaudited)	December 31, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON GLOBAL ADVANTAGE FUND† (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI INDEX AND THE MSCI ACWI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2023
	One Year	Three Years	Five Years	Ten Years	Since Inception (April 30, 2012)
Baron Global Advantage Fund — Retail Shares[1,2]	25.26%	(15.23)%	9.60%	8.79%	10.30%
Baron Global Advantage Fund — Institutional Shares[1,2]	25.56%	(15.03)%	9.88%	9.04%	10.55%
Baron Global Advantage Fund — R6 Shares[1,2,3]	25.59%	(15.02)%	9.88%	9.04%	10.55%
MSCI ACWI Index[1]	22.20%	5.75%	11.72%	7.93%	9.11%
MSCI ACWI Growth Index[1]	33.22%	3.66%	14.58%	10.06%	10.85%

†

The Fund’s, 5- and 10-year historical performance was impacted by gains from IPOs, and there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs will be the same in the future.

[1]

The MSCI ACWI Index Net (USD) measures the equity market performance of large- and mid-cap securities across developed and emerging markets, including the United States. The MSCI ACWI Growth Index Net (USD) captures large-and mid-cap securities exhibiting overall growth style characteristics across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and the Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results. The indexes are unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser waives and/or reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2034, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

[3]	Performance for the R6 Shares prior to August 31, 2016 is based on the performance of the Institutional Shares.

December 31, 2023 (Unaudited)	Baron Global Advantage Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2023

Percent of Total Investments*
MercadoLibre, Inc.	9.2%
NVIDIA Corporation	9.2%
Shopify Inc.	7.8%
Endava plc	6.7%
Snowflake Inc.	5.3%
Cloudflare, Inc.	4.7%
Space Exploration Technologies Corp.	4.6%
Tesla, Inc.	4.4%
Coupang, Inc.	4.3%
Bajaj Finance Limited	4.0%

60.2%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2023*†

(as a percentage of total investments)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2023, Baron Global Advantage Fund1 increased 25.26%, outperforming the MSCI ACWI Index (the Index), which increased 22.20%.

The Fund is a diversified fund that, under normal circumstances, invests primarily in equity securities of companies throughout the world, with capitalizations within the range of companies in the

MSCI ACWI Index. At all times, the Fund will have investments in at least three countries outside the U.S. Under normal conditions, at least 40% of net assets will be invested in companies outside the U.S. (at least 30% if non-U.S. market conditions are not favorable). The Adviser seeks to invest in businesses it believes have significant opportunities for growth, durable competitive advantages, exceptional management, and an attractive valuation. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

2023 came as a welcome relief after a brutal 2022, with the Index recapturing all its losses from the prior year. Brushing aside macro concerns including the Federal Reserve’s (the Fed) continuation of its historical tightening cycle, inflation data — although falling — that hovered above the Fed’s target, the recession debate, and geopolitical uncertainties, the Index climbed through the first half of 2023. After a third-quarter dip driven largely by concerns that rates would stay “higher for longer,” lower inflation data and a shift in focus to rate cuts prompted a bull run in the last two months.

The U.S., Argentina, and Canada contributed the most. India and China detracted.

Information Technology, Consumer Discretionary, and Industrials contributed the most. Materials and Communication Services detracted.

Semiconductor company NVIDIA Corporation was the top contributor. NVIDIA is seeing the fruits of its nearly 20-year investment in artificial intelligence (AI) and accelerated computing, with the stock finishing 2023 up over 200%, driven by unprecedented demand acceleration for generative AI (GenAI). While the opportunity within the data center installed base is already large at roughly $1 trillion, the pace of innovation in AI in general, and GenAI in particular, should drive significant expansion in the addressable market.

India-based Think & Learn Private Limited, the parent entity of Byju’s — the Learning App, was the top detractor as COVID-related tailwinds that benefited online/digital education slowed. Byju’s also announced Deloitte Haskins & Sells had resigned as its auditor along with three directors. These material adverse events required us to adjust down our stake’s fair market value.

We live and invest in an uncertain world. The constant challenges we face are real and serious, with uncertain outcomes. History suggests that most will prove passing or manageable. The business of capital allocation is the business of taking risk, managing uncertainty, and leveraging long-term opportunities that those risks and uncertainties create. We are optimistic about the prospects of our holdings and continue to search for new ideas and opportunities while investing only when we believe a company is trading at an attractive price relative to intrinsic value.

*	Individual weights may not sum to 100% or displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (GICS), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Real Estate Income Fund (Unaudited)	December 31, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON REAL ESTATE INCOME FUND (RETAIL SHARES)

IN RELATION TO THE MSCI US REIT INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2023
	One Year	Three Years	Five Years	Since Inception December 29, 2017)^
Baron Real Estate Income Fund — Retail Shares[1,2]	15.19%	2.49%	12.41%	8.05%
Baron Real Estate Income Fund — Institutional Shares[1,2]	15.51%	2.78%	12.64%	8.29%
Baron Real Estate Income Fund — R6 Shares[1,2]	15.44%	2.75%	12.61%	8.27%
MSCI US REIT Index[1]	12.27%	5.89%	6.15%	4.05%

^	Commencement of investment operations was January 2, 2018.

[1]

The MSCI US REIT Index Net (USD) is designed to measure the performance of all equity REITs in the US equity market, except for specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The index and the Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results. The index is unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser waives and/or reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2034, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2023 (Unaudited)	Baron Real Estate Income Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2023

Percent of Net Assets*
Prologis, Inc.	10.5%
Equinix, Inc.	9.3%
Welltower Inc.	7.7%
American Tower Corporation	6.2%
Extra Space Storage Inc.	5.3%
AvalonBay Communities, Inc.	4.9%
Digital Realty Trust, Inc.	4.5%
American Homes 4 Rent	4.3%
Equity Residential	4.2%
Invitation Homes, Inc.	4.1%

61.1%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2023*†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2023, Baron Real Estate Income Fund1 increased 15.19%, outperforming the MSCI US REIT Index (the Index), which increased 12.27%.

Baron Real Estate Income Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in real estate income-producing securities and other real estate securities of any market capitalization, including common stocks and equity securities, debt and preferred securities, non-U.S. real estate income-producing securities, and any other real estate-

related yield securities. The Fund is likely to maintain a significant portion of its assets in real estate investment trusts that pool money to invest in properties (equity REITs) or mortgages (mortgage REITs), with revenue primarily consisting of rent from owned, income-producing real estate properties, and capital gains from the sale of such properties. The Fund generally invests in equity REITs. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

2023 came as a welcome relief after a brutal 2022, with the Index recapturing some of its losses from the prior year. Brushing aside concerns including the Federal Reserve’s historical tightening cycle, inflation data, the recession debate, and geopolitical uncertainties, the Index climbed through the first six months. After a third-quarter dip driven largely by worries around “higher for longer” rates, lower inflation and a shift in focus to rate cuts prompted a bull run in the last two months. Real estate equities, which the market views as advantaged by lower rates, benefited. Recession fears were replaced by optimism that the Fed had orchestrated a “soft landing,” generating further cause for cheer.

Data center REITs, industrial REITs, and non-REIT real estate companies were the top contributors. Multi-family REITs and other REITs detracted.

Prologis, Inc., the world’s largest industrial warehouse REIT, was the top contributor, driven by consistently positive operating and financial results. In addition, the company provided guidance for 2024 as well as the medium term, both of which included growth targets that exceeded investor expectations. Industrial real estate has attractive fundamentals, with organic growth among the highest across all real estate asset types. Given Prologis’s assets, markets, management, and balance sheet, we believe it is positioned to benefit from this favorable backdrop.

Equity Residential, which operates 80,000 apartment units in high-barrier-to-entry coastal locations, was the top detractor due to weak performance in its West Coast markets combined with a slightly lowered full-year outlook for blended rent and net operating income growth. We retain conviction in Equity Residential given its premier asset base in sought-after locations, attractive valuation, lack of housing supply relative to demand, increasing costs limiting new supply, and well-regarded management team.

Real estate has had to absorb a hurricane of headwinds in the last few years, including the pandemic, the Fed’s aggressive tightening campaign, a spike in mortgage rates, fears of a commercial real estate crisis, tighter credit availability, high inflation, and supply- chain challenges. Though we expect market volatility in the year ahead, we believe many of these challenges are finally subsiding. Public real estate generally enjoys favorable demand versus supply prospects, maintains conservatively capitalized balance sheets, and has access to credit.

*	Individual weights may not sum to 100% or displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (GICS), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects the results of Retail Shares.

Baron Health Care Fund (Unaudited)	December 31, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON HEALTH CARE FUND† (RETAIL SHARES)

IN RELATION TO THE RUSSELL 3000 HEALTH CARE INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2023
	One Year	Three Years	Five Years	Since Inception April 30, 2018)
Baron Health Care Fund — Retail Shares[1,2]	6.16%	0.53%	15.16%	12.26%
Baron Health Care Fund — Institutional Shares[1,2]	6.37%	0.78%	15.43%	12.54%
Baron Health Care Fund — R6 Shares[1,2]	6.42%	0.79%	15.46%	12.54%
Russell 3000 Health Care Index[1]	2.87%	4.63%	10.79%	10.38%
S&P 500 Index[1]	26.29%	10.00%	15.69%	12.90%

†

The Fund’s 3-year historical performance was impacted by gains from IPOs, and there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs will be the same in the future.

[1]

The Russell 3000® Health Care Index is an unmanaged index representative of companies involved in medical services or health care in the Russell 3000 Index, which is comprised of the 3,000 largest U.S. companies as determined by total market capitalization. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. All rights in the FTSE Russell Index (the “Index”) vest in the relevant LSE Group company which owns the Index. Russell® is a trademark of the relevant LSE Group company and is used by any other LSE Group company under license. Neither LSE Group nor its licensors accept any liability for any errors or omissions in the indexes or data and no party may rely on any indexes or data contained in this communication. The Fund includes reinvestment of dividends, net of foreign withholding taxes, while the Russell 3000® Health Care Index and S&P 500 Index include reinvestment of dividends before taxes. Reinvestment of dividends positively impacts the performance results. The indexes are unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser waives and/or reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2034, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2023 (Unaudited)	Baron Health Care Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2023

Percent of Net Assets*
Eli Lilly and Company	9.6%
UnitedHealth Group Incorporated	9.4%
Intuitive Surgical, Inc.	4.8%
Merck & Co., Inc.	4.5%
Thermo Fisher Scientific Inc.	4.5%
Vertex Pharmaceuticals Incorporated	4.4%
Boston Scientific Corporation	4.0%
Rocket Pharmaceuticals, Inc.	3.7%
argenx SE	3.6%
Zoetis Inc.	3.0%

51.6%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2023*†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2023, Baron Health Care Fund1 increased 6.16%, outperforming the Russell 3000 Health Care Index, which increased 2.87%.

Baron Health Care Fund is a non-diversified fund that under normal circumstances, invests at least 80% of its net assets in equity securities of companies engaged in the research, development, production, sale, delivery, or distribution of products and services related to the health care industry. The Fund’s allocation among the sub-industries of the Health Care sector will vary depending upon the relative potential the Fund sees within each area. The Adviser seeks to invest in businesses it believes have significant growth opportunities, durable competitive advantages, exceptional management, and attractive valuations. The Fund may purchase securities of companies of any market capitalization and may invest in non-U.S. stocks. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

The big headline in health care was excitement surrounding a new category of weight loss drugs, sending shares of the manufacturers of these drugs surging. Elsewhere in the sector, headwinds continued to pressure performance. Managed care companies grappled with political and regulatory scrutiny of the Medicare Advantage program and the pharmacy benefit management industry, less favorable Medicare Advantage rates for 2024, and an uptick in medical costs. The challenging funding environment for biotechnology continued. Life sciences tools companies faced a pullback in pharmaceutical spending, less biotechnology funding, a slowdown in China, and inventory destocking. From a sector perspective, Health Care was simply out of favor as investors eschewed “defensive” sectors to focus on large-cap growth stocks, especially those seen as potential beneficiaries of artificial intelligence.

Pharmaceuticals, biotechnology, and health care equipment contributed the most. Managed health care, health care services, and life sciences tools & services detracted.

Eli Lilly and Company was the top contributor. Performance was strong for much of 2023 due to consistent financial growth and the constant drumbeat surrounding the obesity and diabetes franchises that potentially could reach $100 billion a year in revenue. Current limitations on growth have been the manufacturer’s capacity to produce enough to meet demand and insurance coverage questions. We retain conviction given opportunities in Alzheimer’s and obesity and continued strong operational execution.

Ascendis Pharma A/S, which makes long-acting versions of already de-risked drugs, was the top detractor. In May 2023, the FDA delayed approval of Ascendis’ hypoparathyroidism drug, citing issues with the drug’s release from the device’s needle and the resulting impact on the amount injected. The total dose has implications for the potential safety profile of this drug particularly as it relates to bone composition. We exited our position.

The Health Care sector has many favorable long-term attributes. Valuations are attractive, balance sheets are generally solid, and major advances in science, medicine, and technology are transforming the industry. We focus on identifying high-quality, competitively advantaged companies with great management teams that we believe will benefit from the secular trends we have identified.

*	Individual weights may not sum to 100% or displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (GICS), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron FinTech Fund (Unaudited)	December 31, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON FINTECH FUND† (RETAIL SHARES)

IN RELATION TO THE FACTSET GLOBAL FINTECH INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2023
	One Year	Three Years	Since Inception December 31, 2019^
Baron FinTech Fund — Retail Shares[1,2]	26.96%	(0.95)%	9.31%
Baron FinTech Fund — Institutional Shares[1,2]	27.31%	(0.69)%	9.58%
Baron FinTech Fund — R6 Shares[1,2]	27.31%	(0.71)%	9.58%
FactSet Global FinTech Index[1]	23.34%	(7.64)%	1.51%
S&P 500 Index[1]	26.29%	10.00%	12.04%

†

The Fund’s 3-year historical performance was impacted by gains from IPOs and there is no guarantee that these results can be repeated or that the Fund’s level of participation in IPOs will be the same in the future.

^	Commencement of investment operations was January 2, 2020.

[1]

The FactSet Global FinTech Index™ is an unmanaged and equal-weighted index that measures the equity market performance of companies engaged in Financial Technologies, primarily in the areas of software and consulting, data, and analytics, digital payment processing, money transfer, and payment transaction-related hardware across 30 developed and emerging markets. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The Fund includes reinvestment of dividends, net of foreign withholding taxes, while the FactSet Global Fintech Index™ and S&P 500 Index include reinvestment of dividends before taxes. Reinvestment of dividends positively impacts the performance results. The indexes are unmanaged. Index performance is not Fund performance; one cannot invest directly into an index. As of February 3, 2023, the Fund has changed its primary benchmark from the S&P 500 Index to the FactSet Global FinTech Index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser waives and/or reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2034, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2023 (Unaudited)	Baron FinTech Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2023

Percent of Net Assets*
Intuit Inc.	5.2%
Visa Inc.	4.9%
S&P Global Inc.	4.9%
Mastercard Incorporated	4.8%
Fair Isaac Corporation	4.3%
MercadoLibre, Inc.	3.7%
Apollo Global Management, Inc.	3.6%
The Progressive Corporation	3.5%
MSCI Inc.	3.1%
Fiserv, Inc.	3.0%

41.0%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2023*†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2023, Baron FinTech Fund1 increased 26.96%, outperforming the FactSet Global FinTech Index, which increased 23.34%.2

Baron FinTech Fund is a non-diversified fund that invests in companies of any market capitalization that develop or use innovative technologies related in a significant way to financial services. The Fund invests principally in U.S. securities but may invest up to 25% in non-U.S. securities. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

2023 came as a welcome relief to equity investors following a difficult 2022, with most major market indexes recapturing all their losses from the prior year. Brushing aside macro concerns including the Federal Reserve’s (the Fed) continuation of its historical tightening cycle, inflation data — although falling — that hovered above the Fed’s target, the recession debate, and geopolitical uncertainties, the markets rallied through the first half of 2023. After a third-quarter dip driven largely by concerns that rates would stay “higher for longer,” lower inflation data and a shift in focus to rate cuts prompted a bull run in the last two months of the year.

Financials, Information Technology, and Consumer Discretionary contributed the most. There were no sectors that meaningfully detracted.

Fair Isaac Corporation, a data and analytics company focused on predicting consumer behavior, contributed the most. The company reported good earnings results throughout 2023 and gave preliminary fiscal year 2024 guidance that looks quite conservative, especially given that pricing initiatives in the Scores business remain on track. CEO Will Lansing expressed confidence that the business can perform relatively well across different economic backdrops and optimism about momentum in the software business. We retain conviction, as we believe that Fair Isaac will be a steady earnings compounder, which should drive solid returns for the stock over a multi-year period.

The top detractor was online brokerage firm The Charles Schwab Corp. Shares fell following the March bankruptcy of Silicon Valley Bank (SVB). Despite running a much different business than SVB, Schwab faced deposit pressure through cash sorting in the wake of the collapse. We retain long-term conviction. Schwab continued to gain assets, and anticipated rate cuts in 2024 should help Schwab pay off its short-term funds. Long term, we believe Schwab has powerful asset-gathering momentum and scale and a reinvestment tailwind from maturing securities being invested at higher rates. We are encouraged by the firm’s exceptional client loyalty, robust organic growth, and industry-leading operating expense per client assets.

We have curated a diversified portfolio of fintech businesses to reduce the exposure to any single economic outcome. The portfolio is balanced across seven themes, each of which is influenced by idiosyncratic factors. We include a mix of Leaders and Challengers, with the relative mix driven by top-down risk considerations and bottom-up opportunities. We believe fintech remains in the early innings of growth as incumbent financial institutions still have a long digitization journey ahead and younger consumers continue favoring digital solutions.

*	Individual weights may not sum to 100% or displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (GICS), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

[2]	As of February 3, 2023, the Fund has changed its primary benchmark from the S&P 500 Index to the FactSet Global FinTech Index.

Baron New Asia Fund (Unaudited)	December 31, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON NEW ASIA FUND (RETAIL SHARES)

IN RELATION TO THE MSCI AC ASIA EX JAPAN INDEX AND MSCI AC ASIA EX JAPAN IMI GROWTH INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2023
	One Year	Since Inception July 30, 2021
Baron New Asia Fund — Retail Shares[1,2]	5.54%	(9.72)%
Baron New Asia Fund — Institutional Shares[1,2]	5.79%	(9.48)%
Baron New Asia Fund — R6 Shares[1,2]	5.65%	(9.48)%
MSCI AC Asia ex Japan Index[1]	5.98%	(7.69)%
MSCI AC Asia ex Japan IMI Growth Index[1]	4.37%	(10.66)%

[1]

The MSCI AC Asia ex Japan Index Net (USD) is designed to measure the performance of large- and mid-cap equity securities representation across 2 of 3 developed markets countries (excluding Japan) and 8 emerging markets countries in Asia. The MSCI AC Asia ex Japan IMI Growth Index Net (USD) is designed to measure the performance of large-, mid-, and small-cap securities exhibiting overall growth style characteristics across 2 of 3 developed markets countries (excluding Japan) and 8 emerging market countries in Asia. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and the Fund include reinvestment of dividends, net of foreign withholding taxes, which positively impact the performance results. The indexes are unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser waives and/or reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2034, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2023 (Unaudited)	Baron New Asia Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2023

Percent of Net Assets*
Taiwan Semiconductor Manufacturing Company Limited	7.4%
Samsung Electronics Co., Ltd.	5.7%
Bharti Airtel Limited	4.4%
Tencent Holdings Limited	4.0%
Zomato Limited	3.8%
Bajaj Finance Limited	3.3%
Trent Limited	3.0%
Alibaba Group Holding Limited	2.3%
Jio Financial Services Limited	2.3%
Godrej Consumer Products Limited	2.2%

38.5%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2023*†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2023, Baron New Asia Fund1 increased 5.54%, slightly underperforming the MSCI AC Asia ex Japan Index, which increased 5.98%.

Baron New Asia Fund is a diversified fund that invests primarily in companies of all sizes with significant growth potential located in Asia. The Fund emphasizes securities in developing Asian markets, including frontier markets. Under normal circumstances, the Fund invests 80% of its net assets in companies located in Asia. The Fund seeks to invest in companies with significant long-term growth prospects and purchase them at prices we believe to be favorable. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

For much of 2023, Asian emerging market (EM) equities were relatively volatile as the market reacted to macroeconomic factors including China’s slow recovery after the lifting of its COVID lockdown, central bank rate tightening programs, and continued U.S. dollar strength. After hitting a low for the year in late October, the market abruptly pivoted after the U.S. Federal Reserve signaled it would likely cut rates sooner and in larger magnitude than anticipated. While Asian EM cheered the news, we believe this event also foreshadows the end of the 14-year U.S. dollar bull market and will usher in a cycle of outperformance by non-U.S. equities.

India, Taiwan, and Korea were the top contributors. China and Hong Kong detracted the most.

Information Technology, Consumer Discretionary, and Communication Services contributed the most. Consumer Staples detracted the most.

Taiwan Semiconductor Manufacturing Company Limited was the top contributor. Shares rose due to investor expectations for a cyclical recovery heading into 2024 and significant demand for artificial intelligence chips. We retain conviction that Taiwan Semi’s technological leadership, pricing power, and exposure to secular growth markets, including high-performance computing, automotive, 5G, and IoT, will allow it to sustain double-digit earnings growth over the next several years.

Glodon Company Limited, a leading Chinese construction software provider, detracted the most due to macroeconomic headwinds and relatively slow project starts for property and infrastructure. We retain conviction in Glodon, as we believe the company is uniquely positioned to benefit from increasing software penetration in the construction industry, which is the least digitized industry in China.

Recent Asian EM performance and sentiment has been pressured by skepticism toward China. While inconsistent policy signals and geopolitical developments have been frustrating, we believe China’s policymakers have the tools and capacity to engineer a recovery, and we remain cautiously optimistic that incremental efforts will render current valuation and skepticism as too conservative.

We expect the Asian EM in general, and particularly those economies and companies most geared to the improvement in domestic growth, consumption, and investment that we expect to result from declining interest rates and appreciating currencies, to benefit most from this inflection point in financial conditions and capital flows. We anticipate a sustainable period of enhanced relative earnings growth potential in Asian EM — essentially a mean reversion or mirror image of the past several years.

*	Individual weights may not sum to 100% or displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (GICS), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Technology Fund (Unaudited)	December 31, 2023

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON TECHNOLOGY FUND (RETAIL SHARES)

IN RELATION TO THE MSCI ACWI INFORMATION TECHNOLOGY INDEX AND THE S&P 500 INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2023
	One Year	Since Inception December 31, 2021^
Baron Technology Fund — Retail Shares[1,2]	62.41%	(4.97)%
Baron Technology Fund — Institutional Shares[1,2]	63.38%	(4.61)%
Baron Technology Fund — R6 Shares[1,2]	63.02%	(4.71)%
MSCI ACWI Information Technology Index	51.02%	2.03%
S&P 500 Index[1]	26.29%	1.69%

^	Commencement of investment operations was January 3, 2022.

[1]

The MSCI ACWI Information Technology Index Net (USD) is designed to measure large- and mid-cap securities across 23 Developed Markets (DM) countries and 24 Emerging Markets (EM) countries. All securities in the index are classified in the Information Technology sector as per the Global Industry Classification Standard (GICS®). MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The MSCI ACWI Information Technology Index Net (USD) and the Fund include reinvestment of dividends, net of foreign withholding taxes, while the S&P 500 Index includes reinvestment of dividends before taxes. Reinvestment of dividends positively impacts performance results. The indexes are unmanaged. Index performance is not Fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser waives and/or reimburses certain Fund expenses pursuant to a contract expiring on August 29, 2034, unless renewed for another 11-year term and the Fund’s transfer agency expenses may be reduced by expense offsets from an unaffiliated transfer agent, without which performance would have been lower.

December 31, 2023 (Unaudited)	Baron Technology Fund

TOP TEN HOLDINGS AS OF DECEMBER 31, 2023

Percent of Net Assets
Microsoft Corporation	10.0%
NVIDIA Corporation	9.3%
Amazon.com, Inc.	7.9%
Tesla, Inc.	4.9%
Advanced Micro Devices, Inc.	4.4%
Apple Inc.	4.3%
Lam Research Corporation	3.0%
Meta Platforms, Inc.	3.0%
Intuit Inc.	3.0%
The Trade Desk	2.8%

52.5%

SECTOR BREAKDOWN AS OF DECEMBER 31, 2023*†

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2023, Baron Technology Fund1 increased 62.41%, outperforming the MSCI ACWI Information Technology Index (the Index), which increased 51.02%.

Baron Technology Fund is a non-diversified fund that invests primarily in companies of any market capitalization that we believe have durable growth potential from the development, advancement, and/or use of technology. The Fund invests principally in U.S. securities but may invest up to 35% in non-U.S. securities. The Fund seeks to invest in companies with significant long-term growth prospects and purchase them at prices we believe to be favorable. Of course, there can be no guarantee that we will be successful in achieving the Fund’s investment goals.

2023 came as a welcome relief after a brutal 2022, with the Index recapturing all its losses from the prior year. Brushing aside macro concerns including the Federal Reserve’s (the Fed) continuation of its historical tightening cycle, inflation data — although falling — that hovered above the Fed’s target, the recession debate, and geopolitical uncertainties, the Index climbed through the first half of 2023. After a third-quarter dip driven largely by concerns that rates would stay “higher for longer,” lower inflation data and a shift in focus to rate cuts prompted a bull run in the last two months. Most of the gains in the broad market indexes during the year came from the so-called Magnificent Seven mega-cap technology stocks, which together were up 76% within the S&P 500 Index, driven, in part, by excitement surrounding their ability to gain from widespread adoption of artificial intelligence (AI).

Semiconductors & semiconductor equipment, software, and broadline retail contributed the most. There were no sectors that meaningfully detracted.

Semiconductor company NVIDIA Corporation was the top contributor. NVIDIA is seeing the fruits of its nearly 20-year investment in AI and accelerated computing, with the stock finishing 2023 up over 200%, driven by unprecedented demand acceleration for generative AI (GenAI). While the opportunity within the data center installed base is already large at roughly $1 trillion, the pace of innovation in AI in general, and GenAI in particular, should drive significant expansion in the addressable market.

Endava plc, which provides outsourced software development to businesses, was the top detractor due to a pullback in customer demand in the wake of multiple bank failures. Management reduced financial guidance to reflect greater macroeconomic uncertainty and lower revenues from private equity-backed companies, about 20% of the business. We exited our investment.

We invest for the long term in technology businesses that we believe will benefit from secular growth trends, durable competitive advantages, and best-in-class management. We remain optimistic that this approach will generate strong long-term performance regardless of the economic climate.

*	Individual weights may not sum to 100% or displayed total due to rounding.

†

Sector levels are provided from the Global Industry Classification Standard (GICS), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

Baron Partners Fund	December 31, 2023

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2023

Shares		Cost	Value
Common Stocks (101.84%)
Communication Services (2.88%)
	Alternative Carriers (2.25%)
3,800,000	Iridium Communications, Inc.[6]	$121,586,269	$156,408,000

	Movies & Entertainment (0.63%)
230,000	Spotify Technology SA1,2,6	37,473,451	43,219,300

Total Communication Services		159,059,720	199,627,300

Consumer Discretionary (56.51%)
	Apparel, Accessories & Luxury Goods (0.50%)
5,020,000	Figs, Inc., Cl A1	48,282,143	34,889,000

	Automobile Manufacturers (43.46%)
12,147,500	Tesla, Inc.[1,5]	183,484,451	3,018,410,800

	Casinos & Gaming (1.39%)
1,810,000	Red Rock Resorts, Inc., Cl A6	63,666,953	96,527,300

	Footwear (1.21%)
1,725,000	Birkenstock Holding PLC[1,2]	78,199,680	84,059,250

	Hotels, Resorts & Cruise Lines (6.24%)
3,325,000	Hyatt Hotels Corp., Cl A	115,871,182	433,613,250

	Leisure Facilities (3.71%)
1,205,000	Vail Resorts, Inc.[6]	99,015,011	257,231,350

Total Consumer Discretionary		588,519,420	3,924,730,950

Financials (18.96%)
	Financial Exchanges & Data (7.05%)
730,000	FactSet Research Systems, Inc.[6]	59,424,553	348,246,500
250,000	MSCI, Inc.[6]	88,967,758	141,412,500

		148,392,311	489,659,000

	Investment Banking & Brokerage (4.96%)
5,000,000	The Charles Schwab Corp.[6]	148,569,984	344,000,000

	Property & Casualty Insurance (6.95%)
6,500,000	Arch Capital Group Ltd.[1,2,6]	29,781,178	482,755,000

Total Financials		326,743,473	1,316,414,000

Health Care (6.39%)
	Health Care Equipment (6.39%)
800,000	IDEXX Laboratories, Inc.[1,6]	35,048,047	444,040,000

Industrials (0.56%)
	Aerospace & Defense (0.56%)
125,625	HEICO Corp.[6]	9,632,520	22,470,544
116,875	HEICO Corp., Cl A6	7,586,429	16,647,675

Total Industrials		17,218,949	39,118,219

Information Technology (6.00%)
	Application Software (1.45%)
925,000	Guidewire Software, Inc. [1,6]	75,206,412	100,862,000

	IT Consulting & Other Services (4.55%)
700,000	Gartner, Inc.[1,6]	83,980,674	315,777,000

Total Information Technology		159,187,086	416,639,000

Shares		Cost	Value
Common Stocks (continued)
Real Estate (10.54%)
	Other Specialized REITs (1.29%)
1,819,296	Gaming and Leisure Properties, Inc.[6]	$57,296,129	$89,782,257

	Real Estate Services (9.25%)
7,350,000	CoStar Group, Inc.[1,6]	98,974,400	642,316,500

Total Real Estate		156,270,529	732,098,757

Total Common Stocks		1,442,047,224	7,072,668,226

Private Common Stocks (4.38%)
Communication Services (0.86%)
	Interactive Media & Services (0.23%)
600,000	X Holdings I, Inc., Cl A1,3,4,8	60,000,000	16,392,000

	Movies & Entertainment (0.63%)
197,613	StubHub Holdings, Inc., Cl A1,3,4,8	50,000,041	43,648,760

Total Communication Services		110,000,041	60,040,760

Industrials (3.52%)
	Aerospace & Defense (3.52%)
2,216,310	Space Exploration Technologies Corp., Cl A1,3,4,8	29,920,185	214,982,070
302,210	Space Exploration Technologies Corp., Cl C1,3,4,8	4,079,835	29,314,370

Total Industrials		34,000,020	244,296,440

Total Private Common Stocks		144,000,061	304,337,200

Private Convertible Preferred Stocks (0.11%)
Industrials (0.11%)
	Electrical Components & Equipment (0.11%)
21,213,656	Northvolt AB, Series E2 (Sweden)[1,3,4,8]	7,843,621	7,361,160

Private Preferred Stocks (7.74%)
Industrials (7.74%)
	Aerospace & Defense (7.74%)
311,111	Space Exploration Technologies Corp., Cl H1,3,4,8	41,999,985	301,777,670
131,657	Space Exploration Technologies Corp., Cl I1,3,4,8	22,250,032	127,707,290
111,111	Space Exploration Technologies Corp., Series N1,3,4,8	29,999,970	107,777,670

Total Private Preferred Stocks		94,249,987	537,262,630

24	See Notes to Financial Statements.

December 31, 2023	Baron Partners Fund

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2023

Principal Amount		Cost	Value
Short Term Investments (0.01%)
$664,989	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/2023, 4.85% due 1/2/2024; Proceeds at maturity $665,348; (Fully Collateralized by $697,300 U.S. Treasury Note, 3.50% due 2/15/2033 Market value -$678,342)[7]	$664,989	$664,989

Total Investments (114.08%)		1,688,805,882	7,922,294,205

Liabilities Less Cash and Other Assets (-14.08%)			(977,507,143)

Net Assets			$6,944,787,062

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At December 31, 2023, the market value of restricted and fair valued securities amounted to $848,960,990 or 12.22% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[5]

Investors in the Fund may view Tesla, Inc.’s financial statements on the EDGAR website of the U.S. Securities and Exchange Commission by going to https://www.sec.gov/cgi-bin/browse-edgar?CIK=1318605&owner=exclude. Please note that the Fund is not responsible for Tesla’s financial statements and can provide no assurances as to their accuracy or completeness.

[6]

All or a portion of this security is pledged with the custodian in connection with the Fund’s loans payable outstanding. At December 31, 2023, the total market value of pledged securities amounted to $1,948,409,382 or 28.06% of net assets.

[7]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[8]	Level 3 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	25

Baron Focused Growth Fund	December 31, 2023

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2023

Shares		Cost	Value
Common Stocks (90.04%)
Communication Services (7.70%)
	Alternative Carriers (2.25%)
730,000	Iridium Communications, Inc.	$16,496,669	$30,046,800

	Movies & Entertainment (5.45%)
1,160,000	Manchester United PLC, Cl A1,2	24,231,713	23,640,800
262,000	Spotify Technology SA1,2	35,016,218	49,232,420

		58,892,494	72,873,220

Total Communication Services		75,744,600	102,920,020

Consumer Discretionary (40.86%)
	Apparel, Accessories & Luxury Goods (3.00%)
5,765,000	Figs, Inc., Cl A1	49,696,759	40,066,750

	Automobile Manufacturers (11.44%)
615,000	Tesla, Inc.[1]	8,168,271	152,815,200

	Casinos & Gaming (6.47%)
275,000	Las Vegas Sands Corp.	12,100,000	13,532,750
507,900	MGM Resorts International[1]	21,704,038	22,692,972
942,100	Red Rock Resorts, Inc., Cl A	31,998,332	50,242,193

		65,802,370	86,467,915

	Footwear (4.47%)
435,000	Birkenstock Holding PLC[1,2]	19,795,221	21,197,550
1,425,000	On Holding AG, Cl A1,2	40,071,549	38,432,250

		59,866,770	59,629,800

	Hotels, Resorts & Cruise Lines (7.89%)
355,000	Choice Hotels International, Inc.	28,040,597	40,221,500
500,000	Hyatt Hotels Corp., Cl A	24,424,809	65,205,000

		52,465,406	105,426,500

	Leisure Facilities (4.32%)
270,000	Vail Resorts, Inc.	45,521,428	57,636,900

	Restaurants (3.27%)
2,895,000	Krispy Kreme, Inc.	41,020,175	43,685,550

Total Consumer Discretionary		322,541,179	545,728,615

Financials (16.69%)
	Financial Exchanges & Data (8.28%)
125,000	FactSet Research Systems, Inc.	25,848,440	59,631,250
90,000	MSCI, Inc.	43,089,524	50,908,500

		68,937,964	110,539,750

	Investment Banking & Brokerage (3.41%)
427,500	Interactive Brokers Group, Inc., Cl A	34,188,678	35,439,750
250,000	Jefferies Financial Group, Inc.	7,732,070	10,102,500

		41,920,748	45,542,250

	Property & Casualty Insurance (5.00%)
900,000	Arch Capital Group Ltd.[1,2]	25,104,585	66,843,000

Total Financials		135,963,297	222,925,000

Shares		Cost	Value
Common Stocks (continued)
Health Care (5.08%)
	Biotechnology (1.58%)
200,000	BioNTech SE, ADR[1,2]	$20,929,351	$21,108,000

	Health Care Equipment (1.41%)
34,000	IDEXX Laboratories, Inc.[1]	15,205,826	18,871,700

	Life Sciences Tools & Services (2.09%)
200,000	Illumina, Inc.[1]	22,341,835	27,848,000

Total Health Care		58,477,012	67,827,700

Industrials (2.86%)
	Research & Consulting Services (2.86%)
160,000	Verisk Analytics, Inc.	28,339,398	38,217,600

Information Technology (8.92%)
	Application Software (6.88%)
95,000	ANSYS, Inc.[1]	24,133,643	34,473,600
526,300	Guidewire Software, Inc.[1]	48,175,978	57,387,752

		72,309,621	91,861,352

	Internet Services & Infrastructure (2.04%)
350,000	Shopify, Inc., Cl A1,2	15,502,934	27,265,000

Total Information Technology		87,812,555	119,126,352

Real Estate (7.93%)
	Office REITs (3.14%)
165,000	Alexandria Real Estate Equities, Inc.	23,085,132	20,917,050
1,450,000	Douglas Emmett, Inc.	20,931,980	21,025,000

		44,017,112	41,942,050

	Real Estate Services (4.16%)
635,000	CoStar Group, Inc.[1]	14,752,834	55,492,650

	Single-Family Residential REITs (0.63%)
235,000	American Homes 4 Rent, Cl A	5,062,679	8,450,600

Total Real Estate		63,832,625	105,885,300

Total Common Stocks		772,710,666	1,202,630,587

Private Common Stocks (5.61%)
Industrials (5.61%)
	Aerospace & Defense (5.61%)
629,570	Space Exploration Technologies Corp., Cl A1,3,4,6	26,390,845	61,068,290
143,170	Space Exploration Technologies Corp., Cl C1,3,4,6	6,808,820	13,887,490

Total Private Common Stocks		33,199,665	74,955,780

26	See Notes to Financial Statements.

December 31, 2023	Baron Focused Growth Fund

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2023

Shares		Cost	Value
Private Preferred Stocks (3.83%)
Industrials (3.83%)
	Aerospace & Defense (3.83%)
29,630	Space Exploration Technologies Corp., Cl H1,3,4,6	$4,000,050	$28,741,100
1,479	Space Exploration Technologies Corp., Cl I1,3,4,6	249,951	1,434,630
12,346	Space Exploration Technologies Corp., Series K1,3,4,6	10,000,260	11,975,620
9,259	Space Exploration Technologies Corp., Series N1,3,4,6	2,499,930	8,981,230

Total Private Preferred Stocks		16,750,191	51,132,580

Principal Amount
Short Term Investments (0.39%)
$5,193,277	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/2023, 4.85% due 1/2/2024; Proceeds at maturity $5,196,075; (Fully Collateralized by $3,386,200 U.S. Treasury Note, 4.625% due 11/15/2026 Market value - $3,457,511 and Fully Collateralized by $1,859,000 U.S. Treasury Note, 3.50% due 4/30/2028 Market value - $1,839,701)[5]	5,193,277	5,193,277

Total Investments (99.87%)		$827,853,799	1,333,912,224

Cash and Other Assets Less Liabilities (0.13%)			1,781,991

Net Assets			$1,335,694,215

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]

At December 31, 2023, the market value of restricted and fair valued securities amounted to $126,088,360 or 9.44% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[4]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[5]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[6]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	27

Baron International Growth Fund	December 31, 2023

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2023

Shares		Cost	Value
Common Stocks (96.10%)
Brazil (4.59%)
215,252	Afya Ltd., Cl A1	$3,408,199	$4,720,476
1,085,886	B3 S.A. - Brasil, Bolsa, Balcao[3]	2,904,509	3,248,938
286,910	Localiza Rent a Car SA3	3,625,722	3,756,454
241,101	NU Holdings Ltd., Cl A1	2,010,651	2,008,371
580,003	Suzano SA3	5,311,419	6,604,976
121,975	XP, Inc., Cl A	1,790,071	3,179,888

Total Brazil		19,050,571	23,519,103

Canada (3.36%)
86,392	Agnico Eagle Mines Ltd.	4,223,660	4,738,601
5,029	Constellation Software, Inc.	370,283	12,468,679

Total Canada		4,593,943	17,207,280

China (5.88%)
34,856	Alibaba Group Holding Limited, ADR	3,060,397	2,701,689
36,968	Baidu, Inc., ADR[1]	4,406,163	4,402,519
423,027	Full Truck Alliance Co. Ltd., ADR[1]	2,884,473	2,965,419
126,286	Jiangsu Hengli Hydraulic Co. Ltd., Cl A3	1,055,356	973,894
136,349	Kanzhun Ltd., ADR[1]	2,277,079	2,264,757
1,644,616	Kingdee International Software Group Co. Ltd.[1,3]	1,430,584	2,400,831
345,371	Kingsoft Corp. Ltd.[3]	1,163,785	1,067,688
345,129	Lufax Holding Ltd., ADR	2,050,617	1,059,545
135,081	Midea Group Co., Ltd., Cl A3	792,942	1,040,819
13,401	PDD Holdings, Inc., ADR[1]	1,946,423	1,960,700
81,615	Tencent Holdings Limited[3]	2,299,777	3,081,362
68,371	Tencent Holdings Limited, ADR	2,939,121	2,583,740
32,558	Yum China Holdings, Inc.	1,578,978	1,381,436
81,884	Zai Lab Limited, ADR[1]	2,030,968	2,237,890

Total China		29,916,663	30,122,289

Denmark (1.98%)
138,945	Genmab A/S, ADR[1]	5,457,241	4,424,009
55,247	Novo Nordisk AS, ADR	5,466,621	5,715,302

Total Denmark		10,923,862	10,139,311

France (7.29%)
128,143	BNP Paribas S.A.[3]	5,087,944	8,898,975
109,345	Eurofins Scientific SE3	3,109,934	7,132,838
7,407	LVMH Moët Hennessy Louis Vuitton SE3	2,053,761	6,018,460
46,201	Pernod Ricard SA3	8,892,285	8,164,724
252,654	Waga Energy SA1,3	7,313,238	7,105,433

Total France		26,457,162	37,320,430

Germany (2.89%)
139,879	Befesa SA, 144A3	5,754,933	5,424,019
36,009	Birkenstock Holding PLC[1]	1,656,414	1,754,719
69,378	Symrise AG3	6,165,182	7,624,331

Total Germany		13,576,529	14,803,069

Hong Kong (0.63%)
269,276	Techtronic Industries Co. Ltd.[3]	2,258,335	3,208,446

India (9.48%)
59,634	Bajaj Finance Limited[3]	2,842,116	5,247,273
664,810	Bharti Airtel Ltd. PP3	3,737,072	5,091,865
241,420	Godrej Consumer Products Ltd.[3]	3,010,886	3,280,623
161,750	Godrej Properties Ltd.[1,3]	1,944,203	3,909,826
206,686	HDFC Bank Ltd.[3]	3,323,760	4,232,107
588,284	Jio Financial Services Ltd.[1,3]	1,454,072	1,644,705

Shares		Cost	Value
Common Stocks (continued)
India (continued)
2,458,395	JM Financial Limited[3]	$2,893,665	$2,901,874
17,207	Kaynes Technology India Ltd.[1,3]	518,938	539,557
231,007	Max Financial Services Ltd.[1,3]	1,504,024	2,647,699
331,492	Max Healthcare Institute Ltd.	2,286,496	2,733,760
688,913	Nippon Life India Asset Management Ltd., 144A3	2,429,190	3,705,845
197,113	Reliance Industries Limited[3]	3,658,739	6,117,982
117,850	Tata Communications Ltd.[3]	2,279,053	2,505,993
108,335	Trent Ltd.[3]	2,089,438	3,975,064

Total India		33,971,652	48,534,173

Ireland (0.94%)
527,750	Bank of Ireland Group PLC[3]	4,003,943	4,791,151

Israel (2.91%)
13,221	CyberArk Software Ltd.[1]	2,308,836	2,896,060
157,416	Oddity Tech Ltd.[1]	5,550,164	7,324,567
350,062	Taboola.com Ltd.[1]	2,199,917	1,515,768
25,534	Wix.com Ltd.[1]	1,346,574	3,141,193

Total Israel		11,405,491	14,877,588

Italy (0.89%)
167,130	Stevanato Group SpA	3,496,452	4,560,978

Japan (13.39%)
137,747	Japan Airport Terminal Co. Ltd.[3]	5,802,383	6,060,146
304,177	Japan Exchange Group, Inc.[3]	5,769,989	6,419,804
14,444	Keyence Corporation[3]	3,911,650	6,346,062
1,893,668	LY Corp. (formerly, Z Holdings Corporation)[3]	7,424,782	6,696,543
824,897	Mitsubishi UFJ Financial Group, Inc., ADR	6,040,571	7,102,363
105,520	Okamoto Industries, Inc.[3]	4,831,807	3,715,770
104,900	Recruit Holdings Co, Ltd.[3]	2,063,271	4,385,986
477,759	Renesas Electronics Corp.[1,3]	5,843,989	8,542,791
272,300	SMS Co. Ltd.[3]	7,612,593	5,582,598
143,233	Sumitomo Mitsui Financial Group, Inc.[3]	6,253,213	6,969,689
37,895	Tokyo Electron Limited[3]	3,406,692	6,735,452

Total Japan		58,960,940	68,557,204

Korea, Republic of (3.91%)
213,291	Coupang, Inc., Cl A1	3,007,827	3,453,181
33,975	HD Hyundai Heavy Industries Co. Ltd.[1,3]	3,136,372	3,389,200
72,276	HD Korea Shipbuilding & Offshore Engineering Co. Ltd.[3]	5,789,663	6,759,953
105,369	Samsung Electronics Co., Ltd.[3]	5,779,735	6,395,560

Total Korea, Republic of		17,713,597	19,997,894

Mexico (0.91%)
833,273	Grupo Mexico S.A.B. de C.V., Series B	2,202,834	4,631,312

Netherlands (6.50%)
225,093	AMG Critical Materials NV3	6,705,228	5,681,377
31,042	argenx SE, ADR[1]	2,034,287	11,809,308
66,691	DSM-Firmenich AG3	9,351,935	6,782,036
76,774	Prosus NV	2,693,802	2,287,105
234,606	Universal Music Group NV3	4,984,097	6,697,325

Total Netherlands		25,769,349	33,257,151

Norway (0.62%)
2,387,346	Aker Carbon Capture ASA[1,3]	3,918,045	3,184,055

Peru (0.66%)
22,682	Credicorp, Ltd.	3,219,519	3,400,712

28	See Notes to Financial Statements.

December 31, 2023	Baron International Growth Fund

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2023

Shares		Cost	Value
Common Stocks (continued)
Poland (3.18%)
55,785	Dino Polska SA, 144A1,3	$4,025,150	$6,531,603
702,136	InPost SA1,3	9,114,056	9,721,406

Total Poland		13,139,206	16,253,009

Russia (0.00%)^
487,800	Sberbank of Russia PJSC1,[2,4]	1,650,983	316

Spain (4.95%)
52,997	Cellnex Telecom S.A., 144A3	2,551,939	2,086,651
1,597,890	eDreams ODIGEO SA1,3	12,240,087	13,525,642
223,364	Industria de Diseno Textil, S.A.[3]	6,814,857	9,746,276

Total Spain		21,606,883	25,358,569

Sweden (1.18%)
300,929	Epiroc AB, Cl A3	4,559,848	6,057,365

Switzerland (3.51%)
134,841	Clariant AG3	2,560,851	1,992,237
31,051	Compagnie Financiere Richemont SA, Cl A3	3,679,974	4,288,890
22,938,829	Meyer Burger Technology AG1,3	9,196,109	5,349,530
54,668	Nestle S.A.[3]	5,615,400	6,337,107

Total Switzerland		21,052,334	17,967,764

Taiwan (2.03%)
66,949	Taiwan Semiconductor Manufacturing Co., Ltd.[3]	1,230,513	1,283,515
87,797	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	8,268,466	9,130,888

Total Taiwan		9,498,979	10,414,403

United Kingdom (10.95%)
158,887	AstraZeneca PLC, ADR	7,322,283	10,701,040
1,012,149	B&M European Value Retail S.A.[3]	4,630,106	7,217,078
544,959	Ceres Power Holdings PLC[1]	4,216,114	1,269,787
80,824	Dechra Pharmaceuticals PLC[3]	2,533,869	3,972,089
54,264	Endava plc, ADR[1]	2,191,063	4,224,452
170,217	Experian plc[3]	3,928,940	6,944,057
34,980	Linde Public Limited Company[3]	6,288,750	14,229,880
3,034,700	S4 Capital PLC[1,3]	5,713,401	2,062,162
603,982	Watches of Switzerland Group PLC, 144A1,3	5,028,229	5,446,241

Total United Kingdom		41,852,755	56,066,786

United States (3.47%)
50,934	Agilent Technologies, Inc.	2,577,583	7,081,354
144,115	Arch Capital Group Ltd.[1]	2,899,696	10,703,422

Total United States		5,477,279	17,784,776

Total Common Stocks		390,277,154	492,015,134

Shares		Cost	Value
Rights (0.00%)^
Brazil (0.00%)^
1,029	Localiza Rent a Car SA, Exp. 2/5/2024[1]	$0	$4,237

Warrants (0.01%)
Canada (0.00%)^
5,029	Constellation Software, Inc. Exp. 3/31/2040 [1,2,4]	0	0

Israel (0.01%)
56,745	Taboola.com Ltd. Exp. 6/29/2026[1]	104,540	22,221

Total Warrants		104,540	22,221

Principal Amount
Short Term Investments (4.13%)
$21,161,339	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/2023, 4.85% due 1/2/2024; Proceeds at maturity $21,172,742; (Fully Collateralized by $20,948,200 U.S. Treasury Note, 4.50% due 7/15/2026 Market value - $21,584,651)[3]	21,161,339	21,161,339

Total Investments (100.24%)		$411,543,033	513,202,931

Liabilities Less Cash and Other Assets (-0.24%)			(1,242,538)

Net Assets			$511,960,393

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]

At December 31, 2023, the market value of restricted and fair valued securities amounted to $316 or less than 0.01% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[4]	Level 3 security. See Note 7 regarding Fair Value Measurements.
^	Rounds to less than 0.01%.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the market value of Rule 144A securities amounted to $23,194,359 or 4.53% of net assets.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	29

Baron International Growth Fund	December 31, 2023

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2023

Summary of Investments by Sector as of December 31, 2023	Percentage of Net Assets

Financials	15.3%

Industrials	13.6

Consumer Discretionary	13.6

Information Technology	13.6

Health Care	11.8

Materials	10.9

Communication Services	7.8

Consumer Staples	6.2

Energy	2.6

Real Estate	0.8

Cash and Cash Equivalents*	3.9
	100.0	%**

*	Includes short term investments, other assets and liabilities — net.
**	Individual weights may not sum to 100% due to rounding.

30	See Notes to Financial Statements.

December 31, 2023	Baron Real Estate Fund

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2023

Shares		Cost	Value
Common Stocks (98.46%)
Consumer Discretionary (49.24%)
	Casinos & Gaming (15.81%)
454,750	Boyd Gaming Corporation	$12,612,725	$28,471,898
1,040,700	Caesars Entertainment, Inc.[1]	48,229,355	48,788,016
995,400	Las Vegas Sands Corp.	47,754,737	48,983,634
1,359,656	MGM Resorts International[1]	51,269,699	60,749,430
560,340	Red Rock Resorts, Inc., Cl A	8,242,128	29,882,932
640,250	Wynn Resorts Ltd.	62,125,696	58,333,177

		230,234,340	275,209,087

	Distributors (2.18%)
95,300	Pool Corp.	32,454,169	37,997,063

	Home Improvement Retail (4.48%)
331,850	Floor & Decor Holdings, Inc., Cl A1	24,218,988	37,021,186
183,600	Lowe’s Companies, Inc.	35,861,937	40,860,180

		60,080,925	77,881,366

	Homebuilding (22.58%)
624,650	D.R. Horton, Inc.	52,857,478	94,934,307
184,450	Installed Building Products, Inc.	21,220,106	33,721,149
614,599	Lennar Corp., Cl A	50,103,579	91,599,835
1,680,500	Toll Brothers, Inc.	83,930,228	172,738,595

		208,111,391	392,993,886

	Hotels, Resorts & Cruise Lines (3.27%)
170,300	Hilton Worldwide Holdings, Inc.	24,141,742	31,009,927
198,700	Hyatt Hotels Corp., Cl A	21,443,273	25,912,467

		45,585,015	56,922,394

	Leisure Facilities (0.92%)
75,350	Vail Resorts, Inc.	18,907,743	16,084,965

Total Consumer Discretionary		595,373,583	857,088,761

Financials (8.62%)
	Asset Management & Custody Banks (8.62%)
680,700	Blackstone, Inc.	63,511,182	89,117,244
579,906	Brookfield Asset Management Ltd., Cl A2	18,566,171	23,294,824
935,425	Brookfield Corp., Cl A2	28,522,003	37,529,251

Total Financials		110,599,356	149,941,319

Industrials (4.42%)
	Building Products (1.90%)
287,136	Fortune Brands Innovations, Inc.	16,897,382	21,862,535
856,448	Janus International Group, Inc.[1]	9,921,588	11,176,646

		26,818,970	33,039,181

	Trading Companies & Distributors (2.52%)
270,585	SiteOne Landscape Supply, Inc.[1]	33,136,183	43,970,063

Total Industrials		59,955,153	77,009,244

Materials (0.56%)
	Construction Materials (0.56%)
42,750	Vulcan Materials Co.	4,378,591	9,704,678

Shares		Cost	Value
Common Stocks (continued)
Real Estate (35.62%)
	Data Center REITs (8.09%)
336,976	Digital Realty Trust, Inc.	$37,083,721	$45,350,230
118,540	Equinix, Inc.	67,711,175	95,470,931

		104,794,896	140,821,161

	Health Care REITs (2.47%)
477,750	Welltower, Inc.	36,252,739	43,078,717

	Industrial REITs (9.52%)
120,650	EastGroup Properties, Inc.	19,847,828	22,144,101
742,400	Prologis, Inc.	78,273,548	98,961,920
641,459	Rexford Industrial Realty, Inc.	32,957,112	35,985,850
136,422	Terreno Realty Corp.	7,928,794	8,549,567

		139,007,282	165,641,438
	Multi-Family Residential REITs (1.40%)
397,375	Equity Residential	23,712,527	24,303,455

	Real Estate Services (9.47%)
500,850	CBRE Group, Inc., Cl A1	35,482,370	46,624,126
884,463	CoStar Group, Inc.[1]	49,416,560	77,293,222
216,492	Jones Lang LaSalle, Inc.[1]	30,768,341	40,888,844

		115,667,271	164,806,192

	Self Storage REITs (0.32%)
34,350	Extra Space Storage, Inc.	5,261,394	5,507,335

	Single-Family Residential REITs (1.59%)
813,200	Invitation Homes, Inc.	23,418,918	27,738,252

	Telecom Tower REITs (2.76%)
222,750	American Tower Corp.	34,372,351	48,087,270

Total Real Estate		482,487,378	619,983,820

Total Common Stocks		1,252,794,061	1,713,727,822

Principal Amount
Short Term Investments (1.36%)
$23,643,399	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/2023, 4.85% due 1/2/2024; Proceeds at maturity $23,656,140; (Fully Collateralized by 6,302,700 U.S. Treasury Note, 3.50% due 2/15/2033 Market value - $6,131,345 and Fully Collateralized by 18,173,600 U.S. Treasury Note, 3.50% due 4/30/2028 Market value - $17,984,929)[3]	23,643,399	23,643,399

Total Investments (99.82%)		$1,276,437,460	1,737,371,221

Cash and Other Assets Less Liabilities (0.18%)			3,227,813

Net Assets			$1,740,599,034

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	31

Baron Emerging Markets Fund	December 31, 2023

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2023

Shares		Cost	Value
Common Stocks (93.19%)
Brazil (8.48%)
1,778,866	Afya Ltd., Cl A1	$41,412,270	$39,010,531
16,440,207	B3 S.A. - Brasil, Bolsa, Balcao[3]	40,853,887	49,188,598
2,682,676	Inter & Co., Inc. BDR[1,3]	11,037,198	15,120,490
5,407,364	Localiza Rent a Car SA3	43,653,401	70,797,501
5,662,048	NU Holdings Ltd., Cl A1	45,368,219	47,164,860
509,160	StoneCo Ltd., Cl A1	4,687,822	9,180,155
9,061,629	Suzano SA3	82,143,430	103,192,296
1,974,147	XP, Inc., Cl A	33,209,568	51,466,012

Total Brazil		302,365,795	385,120,443

China (22.78%)
1,313,433	Alibaba Group Holding Limited, ADR	111,188,211	101,804,192
585,365	Baidu, Inc., ADR[1]	70,193,992	69,711,118
11,599,903	China Mengniu Dairy Co. Ltd.[3]	21,122,538	31,249,109
8,500,118	Estun Automation Co. Ltd., Cl A3	28,380,772	22,271,864
8,250,441	Full Truck Alliance Co. Ltd., ADR[1]	62,518,415	57,835,591
4,199,554	Galaxy Entertainment Group Ltd.[1,3]	28,125,825	23,521,126
7,575,204	Glodon Co. Ltd., Cl A3	26,831,470	18,302,040
4,319,560	Jiangsu Hengli Hydraulic Co. Ltd., Cl A3	34,491,955	33,311,641
2,182,924	Kanzhun Ltd., ADR[1]	37,273,029	36,258,368
35,548,843	Kingdee International Software Group Co. Ltd.[1,3]	29,670,596	51,894,650
9,485,635	Kingsoft Corp. Ltd.[3]	32,830,145	29,324,113
228,260	Kweichow Moutai Co. Ltd., Cl A1,3	57,730,889	55,563,489
3,472,215	Lufax Holding Ltd., ADR	40,525,782	10,659,698
4,462,926	Midea Group Co., Ltd., Cl A3	22,951,230	34,387,501
14,946,047	NARI Technology Co. Ltd., Cl A3	47,309,999	47,023,869
399,172	PDD Holdings, Inc., ADR[1]	45,595,365	58,402,855
519,226	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Cl A3	13,898,888	21,290,774
4,292,636	Shenzhou International Group Holdings Ltd.[3]	22,717,839	44,037,546
3,711,325	Tencent Holdings Limited[3]	93,905,589	140,120,521
779,406	Tencent Holdings Limited, ADR	34,941,929	29,453,753
8,246,769	Venustech Group, Inc., Cl A3	39,898,630	31,360,626
595,325	Yum China Holdings, Inc.	29,300,031	25,259,640
488,680	Yum China Holdings, Inc., (Hong Kong)[3]	25,707,337	20,806,753
1,368,731	Yunnan Baiyao Group Co. Ltd., Cl A3	11,301,505	9,487,387
1,146,006	Zai Lab Limited, ADR[1]	24,472,926	31,320,344

Total China		992,884,887	1,034,658,568

France (0.94%)
241,338	Pernod Ricard SA3	48,458,186	42,649,685

Hong Kong (2.02%)
1,128,193	AIA Group Ltd.[3]	9,022,340	9,818,527
21,354,362	Budweiser Brewing Co. APAC Ltd., 144A3	59,646,240	40,033,025
3,501,361	Techtronic Industries Co. Ltd.[3]	17,252,550	41,719,008

Total Hong Kong		85,921,130	91,570,560

India (26.57%)
3,631,048	Aarti Industries Ltd.[3]	36,445,956	28,324,105
978,880	Aarti Pharmalabs Ltd.[1]	5,711,120	5,934,068
1,278,377	Bajaj Finance Limited[3]	42,845,163	112,486,048
5,927,046	Bharti Airtel Ltd.[3]	43,683,172	73,477,990
2,090,990	Bharti Airtel Ltd. PP3	10,214,309	16,015,162

Shares		Cost	Value
Common Stocks (continued)
India (continued)
305,421	Cholamandalam Investment & Finance Co. Ltd.[3]	$4,430,400	$4,619,623
640,972	Divi’s Laboratories Ltd.[3]	6,060,153	30,052,295
20,762,810	Edelweiss Financial Services Ltd.[3]	11,456,467	19,400,774
4,561,354	Godrej Consumer Products Ltd.[3]	55,528,583	61,983,619
1,980,988	Godrej Properties Ltd.[1,3]	37,987,813	47,884,504
4,793,160	HDFC Bank Ltd.[3]	79,303,505	98,144,838
11,445,167	Jio Financial Services Ltd.[1,3]	28,591,325	31,998,017
41,576,748	JM Financial Limited[3]	56,907,230	49,076,937
4,289,427	Jubilant FoodWorks Ltd.[3]	34,494,460	29,110,666
154,105	Kaynes Technology India Ltd.[1,3]	4,645,098	4,832,241
1,647,925	Mahindra & Mahindra Ltd.[3]	31,088,330	34,225,052
4,529,597	Max Financial Services Ltd.[1,3]	31,728,481	51,916,222
3,435,709	Max Healthcare Institute Ltd.	24,129,810	28,333,723
1,420,751	Muthoot Finance Ltd.[3]	20,286,812	25,190,680
9,581,104	Nippon Life India Asset Management Ltd., 144A3	32,094,816	51,539,292
380,415	Nuvama Wealth Management Ltd.[1,3]	18,347,402	16,364,811
2,697,025	Reliance Industries Limited[3]	45,472,897	83,710,114
3,582,339	SBI Life Insurance Company Limited, 144A3	37,225,454	61,651,190
3,264,939	Tata Communications Ltd.[3]	18,848,348	69,426,502
571,871	Tata Consultancy Services Ltd.[3]	24,117,703	26,045,217
3,860,773	Tata Consumer Products Ltd.[3]	21,893,060	50,397,399
1,059,451	Titan Co. Ltd.[3]	17,810,458	46,760,968
1,304,384	Trent Ltd.[3]	26,411,240	47,860,889

Total India		807,759,565	1,206,762,946

Indonesia (1.85%)
226,108,871	Bank Rakyat Indonesia (Persero) Tbk PT3	66,199,623	84,037,354

Japan (0.82%)
84,528	Keyence Corporation[3]	28,924,921	37,137,906

Korea, Republic of (11.30%)
3,452,947	Coupang, Inc., Cl A1	45,987,002	55,903,212
415,540	HD Hyundai Heavy Industries Co. Ltd.[3]	21,775,022	41,452,481
972,257	HD Korea Shipbuilding & Offshore Engineering Co. Ltd.[3]	91,550,524	90,934,906
843,869	Korea Aerospace Industries Ltd.[1,3]	27,513,658	32,667,965
3,928,144	Samsung Electronics Co., Ltd.[3]	128,622,926	238,425,741
30,004	Samsung SDI Co. Ltd.[3]	16,637,022	10,924,172
393,377	SK Hynix, Inc.[3]	35,016,550	42,932,352

Total Korea, Republic of		367,102,704	513,240,829

Mexico (2.83%)
9,974,177	Grupo Mexico S.A.B. de C.V., Series B	25,471,505	55,436,242
17,348,118	Wal-Mart de Mexico, S.A.B de C.V.	41,482,817	72,933,405

Total Mexico		66,954,322	128,369,647

Peru (1.04%)
314,486	Credicorp, Ltd.	38,777,513	47,150,886

32	See Notes to Financial Statements.

December 31, 2023	Baron Emerging Markets Fund

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2023

Shares		Cost	Value
Common Stocks (continued)
Philippines (2.09%)
61,742,165	Ayala Land, Inc.[3]	$43,918,523	$38,379,463
23,978,091	BDO Unibank, Inc.[3]	41,734,409	56,490,387

Total Philippines		85,652,932	94,869,850

Poland (2.31%)
202,955	Dino Polska SA, 144A1,3	17,861,966	23,763,047
5,859,536	InPost SA1,3	83,887,316	81,128,057

Total Poland		101,749,282	104,891,104

Russia (0.00%)^
17,949,100	Sberbank of Russia PJSC[1,2,4]	64,430,586	11,644

South Africa (1.42%)
825,386	Gold Fields Ltd.[3]	9,618,575	12,524,753
2,027,731	Gold Fields Ltd., ADR	21,620,357	29,320,990
132,167	Naspers Ltd., Cl N3	18,990,555	22,623,031

Total South Africa		50,229,487	64,468,774

Spain (0.14%)
1,791,760	Codere Online Luxembourg, S.A. Forward Shares[1]	17,917,600	5,285,692
358,352	Codere Online Luxembourg, S.A. Founders Share[1]	3,116	1,057,138
26,518	Codere Online Luxembourg, S.A. Private Shares, Cl A1	265,181	78,228

Total Spain		18,185,897	6,421,058

Taiwan (8.33%)
6,500,403	Delta Electronics, Inc.[3]	24,319,836	66,293,912
7,310,537	Taiwan Semiconductor Manufacturing Co., Ltd.[3]	127,456,732	140,154,238
1,653,690	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	37,534,303	171,983,760

Total Taiwan		189,310,871	378,431,910

United Arab Emirates (0.27%)
2,435,850	Network International Holdings plc, 144A1	13,421,790	12,102,731

Total Common Stocks		3,328,329,491	4,231,895,895

Private Common Stocks (1.63%)
India (1.63%)
27,027	Pine Labs PTE. Ltd., Series 1[1,2,4]	10,077,362	18,650,522
6,833	Pine Labs PTE. Ltd., Series A1,2,4	2,547,771	4,715,249
7,600	Pine Labs PTE. Ltd., Series B1,2,4	2,833,757	5,244,532
6,174	Pine Labs PTE. Ltd., Series B2[1,2,4]	2,302,055	4,260,492
9,573	Pine Labs PTE. Ltd., Series C1,2,4	3,569,416	6,606,040
1,932	Pine Labs PTE. Ltd., Series C1[1,2,4]	720,371	1,333,215
2,459	Pine Labs PTE. Ltd., Series D1,2,4	916,870	1,696,882
45,680	Pine Labs PTE. Ltd., Series J1,2,4	17,032,398	31,522,398

Total Private Common Stocks		40,000,000	74,029,330

Shares		Cost	Value
Private Convertible Preferred Stocks (2.14%)
India (2.14%)
11,578	Bundl Technologies Private Ltd., Series K1,2,4	$76,776,872	$87,247,656
15,334	Think & Learn Private Limited, Series F1,2,4	49,776,072	9,639,855

Total Private Convertible Preferred Stocks		126,552,944	96,887,511

Rights (0.00%)^
Brazil (0.00%)^
19,401	Localiza Rent a Car SA, Exp. 2/5/2024[1]	0	79,879

Warrants (0.00%)^
Spain (0.00%)^
13,259	Codere Online Luxembourg S.A. Private Shares, Exp. 11/30/2026[1]	0	937

Principal Amount
Short Term Investments (3.60%)
$163,499,913	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/2023, 4.85% due 1/2/2024; Proceeds at maturity $163,588,021; (Fully Collateralized by $161,852,500 U.S. Treasury Note, 4.50% due 7/15/2026 Market value - $166,769,925)[3]	163,499,913	163,499,913

Total Investments (100.56%)		$3,658,382,348	4,566,393,465

Liabilities Less Cash and Other Assets (-0.56%)			(25,407,468)

Net Assets			$4,540,985,997

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]

At December 31, 2023, the market value of restricted and fair valued securities amounted to $170,928,485 or 3.76% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[4]	Level 3 security. See Note 7 regarding Fair Value Measurements.
^	Rounds to less than 0.01%.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the market value of Rule 144A securities amounted to $189,089,285 or 4.16% of net assets.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	33

Baron Emerging Markets Fund	December 31, 2023

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2023

Summary of Investments by Sector as of December 31, 2023	Percentage of Net Assets

Financials	21.8%

Information Technology	18.5

Consumer Discretionary	15.1

Industrials	11.4

Communication Services	10.2

Consumer Staples	8.3

Materials	5.0

Health Care	2.8

Real Estate	1.9

Energy	1.8

Cash and Cash Equivalents*	3.0
	100.0	%**

*	Includes short term investments, other assets and liabilities — net.
**	Individual weights may not sum to 100% due to rounding.

34	See Notes to Financial Statements.

December 31, 2023	Baron Global Advantage Fund

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2023

Shares		Cost	Value
Common Stocks (93.62%)
Argentina (11.54%)
66,449	Globant S.A.[1]	$4,475,572	$15,813,533
40,286	MercadoLibre, Inc.[1]	24,530,220	63,311,061

Total Argentina		29,005,792	79,124,594

Brazil (2.16%)
676,241	Afya Ltd., Cl A1	12,805,729	14,829,965

Canada (7.79%)
685,490	Shopify, Inc., Cl A1	25,793,754	53,399,671

India (5.61%)
312,750	Bajaj Finance Limited[3]	18,432,672	27,519,278
7,379,067	Zomato Ltd.[1,3]	12,454,605	10,952,588

Total India		30,887,277	38,471,866

Israel (4.06%)
331,500	Fiverr International Ltd.[1]	7,554,653	9,023,430
152,772	Wix.com Ltd.[1]	12,754,491	18,794,011

Total Israel		20,309,144	27,817,441

Korea, Republic of (4.27%)
1,809,565	Coupang, Inc., Cl A1	35,806,043	29,296,857

Netherlands (7.98%)
8,934	Adyen N.V., 144A1,3	6,863,044	11,533,268
63,343	argenx SE, ADR[1]	5,543,118	24,097,577
25,272	ASML Holding N.V.[3]	4,811,157	19,077,516

Total Netherlands		17,217,319	54,708,361

Poland (2.37%)
1,174,705	InPost SA1,3	16,088,621	16,264,348

Spain (0.65%)
920,012	Codere Online Luxembourg S.A.[1]	8,419,057	2,714,035
498,488	Codere Online Luxembourg, S.A. Forward Shares[1]	4,984,880	1,470,540
104,612	Codere Online Luxembourg, S.A. Founders Shares[1]	910	308,605

Total Spain		13,404,847	4,493,180

United Kingdom (6.72%)
592,115	Endava plc, ADR[1]	23,725,725	46,096,153

United States (40.47%)
141,583	Bill.Com Holdings, Inc.[1]	6,149,064	11,551,757
180,421	Block, Inc.[1]	14,648,530	13,955,564
389,280	Cloudflare, Inc., Cl A1	10,130,053	32,411,453
92,096	Crowdstrike Holdings, Inc., Cl A1	5,142,494	23,513,951
183,762	Datadog, Inc., Cl A1	8,804,166	22,305,032
928	Illumina, Inc.[1]	259,532	129,215
127,066	NVIDIA Corp.	25,640,391	62,925,624
634,936	Rivian Automotive, Inc., Cl A1	13,602,870	14,895,599
270,578	Schrödinger, Inc.[1]	6,248,053	9,686,692
183,129	Snowflake, Inc., Cl A1	25,305,426	36,442,671
121,272	Tesla, Inc.[1]	33,837,359	30,133,667
88,388	Zscaler, Inc.[1]	4,500,184	19,583,245

Total United States		154,268,122	277,534,470

Total Common Stocks		379,312,373	642,036,906

Shares		Cost	Value
Private Common Stocks (4.71%)
United States (4.71%)
299,761	Farmers Business Network, Inc.[1,2,4]	$12,250,006	$557,556
252,130	Space Exploration Technologies Corp., Cl A1,2,4	11,571,518	24,456,610
75,250	Space Exploration Technologies Corp., Cl C1,2,4	3,428,124	7,299,250

Total Private Common Stocks		27,249,648	32,313,416

Private Convertible Preferred Stocks (1.37%)
India (0.84%)
9,201	Think & Learn Private Limited, Series F1,2,4	29,867,591	5,784,290

United States (0.53%)
69,926	Resident Home, Inc., Series B1[1,2,4]	4,999,968	3,601,189

Total Private Convertible Preferred Stocks		34,867,559	9,385,479

Private Preferred Stocks (0.41%)
United States (0.41%)
461,004	GM Cruise Holdings LLC, Cl G1,2,4	12,147,455	2,798,294

Warrants (0.02%)
Israel (0.01%)
68,986	Innovid Corp., Exp. 12/31/2027[1]	117,942	2,069
228,748	Taboola.com Ltd., Exp. 6/29/2026[1]	417,100	89,578

Total Israel		535,042	91,647

Spain (0.01%)
502,360	Codere Online Luxembourg S.A. Private Shares, Exp. 11/30/2026[1]	845,632	35,517

Total Warrants		1,380,674	127,164

Total Investments (100.13%)		$454,957,709	686,661,259

Liabilities Less Cash and Other Assets (-0.13%)			(867,644)

Net Assets			$685,793,615

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]

At December 31, 2023, the market value of restricted and fair valued securities amounted to $44,497,189 or 6.49% of net assets. These securities are not deemed liquid. See Note 6 regarding Restricted Securities.

[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
[4]	Level 3 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the market value of Rule 144A securities amounted to $11,533,268 or 1.68% of net assets.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	35

Baron Global Advantage Fund	December 31, 2023

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2023

Summary of Investments by Sector as of December 31, 2023	Percentage of Total Investments

Information Technology	52.7%

Consumer Discretionary	25.8

Industrials	8.7

Financials	7.7

Health Care	4.9

Materials	0.1

Communication Services	0.0	^
	100.0	%*

*	Individual weights may not sum to 100% due to rounding.
^	Rounds to less than 0.1%.

36	See Notes to Financial Statements.

December 31, 2023	Baron Real Estate Income Fund

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2023

Shares		Cost	Value
Common Stocks (98.79%)
Consumer Discretionary (10.15%)
	Casinos & Gaming (3.89%)
63,225	Wynn Resorts Ltd.	$6,224,615	$5,760,430

	Home Improvement Retail (0.96%)
6,363	Lowe’s Companies, Inc.	1,431,434	1,416,086

	Homebuilding (4.07%)
58,665	Toll Brothers, Inc.	3,737,364	6,030,175

	Hotels, Resorts & Cruise Lines (1.23%)
21,527	Marriott Vacations Worldwide Corp.	1,760,395	1,827,427

Total Consumer Discretionary		13,153,808	15,034,118

Financials (2.88%)
	Asset Management & Custody Banks (2.88%)
60,571	Brookfield Asset Management Ltd., Cl A	2,024,009	2,433,137
45,800	Brookfield Corp., Cl A	1,479,123	1,837,496

Total Financials		3,503,132	4,270,633

Real Estate (84.22%)
	Data Center REITs (13.75%)
48,970	Digital Realty Trust, Inc.	5,249,235	6,590,383
17,096	Equinix, Inc.	12,169,929	13,768,947

		17,419,164	20,359,330

	Health Care REITs (9.10%)
40,332	Ventas, Inc.	1,816,050	2,010,147
127,161	Welltower, Inc.	9,731,854	11,466,107

		11,547,904	13,476,254

	Hotel & Resort REITs (2.18%)
343,224	DiamondRock Hospitality Co.	2,799,429	3,222,873

	Industrial REITs (17.34%)
12,606	EastGroup Properties, Inc.	1,849,108	2,313,705
53,913	First Industrial Realty Trust, Inc.	2,758,688	2,839,598
117,050	Prologis, Inc.	13,306,458	15,602,765
74,293	Rexford Industrial Realty, Inc.	3,863,382	4,167,837
12,060	Terreno Realty Corp.	676,057	755,800

		22,453,693	25,679,705
	Multi-Family Residential REITs (9.17%)
38,975	AvalonBay Communities, Inc.	7,003,839	7,296,900
102,652	Equity Residential	6,149,593	6,278,196

		13,153,432	13,575,096
	Office REITs (2.18%)
25,508	Alexandria Real Estate Equities, Inc.	2,822,773	3,233,649

	Retail REITs (5.33%)
41,406	Simon Property Group, Inc.	5,542,708	5,906,152
71,725	Tanger, Inc. (formerly, Tanger Factory Outlet Centers, Inc.)	1,543,527	1,988,217

		7,086,235	7,894,369

Shares		Cost	Value
Common Stocks (continued)

Real Estate (continued)
	Self Storage REITs (7.73%)
49,147	Extra Space Storage, Inc.	$5,893,292	$7,879,739
11,706	Public Storage	3,142,220	3,570,330

		9,035,512	11,450,069
	Single-Family Residential REITs (11.25%)
176,583	American Homes 4 Rent, Cl A	6,080,751	6,349,925
178,017	Invitation Homes, Inc.	5,947,982	6,072,160
31,750	Sun Communities, Inc.	3,469,638	4,243,387

		15,498,371	16,665,472
	Telecom Tower REITs (6.19%)
42,425	American Tower Corp.	7,441,532	9,158,709

Total Real Estate		109,258,045	124,715,526

Utilities (1.54%)
	Multi-Utilities (1.54%)
64,600	Brookfield Infrastructure Corp., Cl A1,2	1,809,973	2,279,088

Total Common Stocks		127,724,958	146,299,365

Principal Amount
Short Term Investments (0.81%)
$1,195,576	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/2023, 4.85% due 1/2/2024; Proceeds at maturity $1,196,220; (Fully Collateralized by $1,232,300 U.S. Treasury Note, 3.50% due 4/30/2028 Market value - $1,219,507)[3]	1,195,576	1,195,576

Total Investments (99.60%)		$128,920,534	147,494,941

Cash and Other Assets Less Liabilities (0.40%)			588,233

Net Assets			$148,083,174

%	Represents percentage of net assets.
[1]	Foreign corporation.
[2]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	37

Baron Health Care Fund	December 31, 2023

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2023

Shares		Cost	Value
Common Stocks (97.75%)
Health Care (97.75%)
	Biotechnology (19.59%)
63,500	Arcellx, Inc.[1]	$2,574,692	$3,524,250
20,055	argenx SE, ADR[1,2]	6,699,349	7,629,524
5,000	BioNTech SE, ADR[1,2]	526,268	527,700
59,000	Immunovant, Inc.[1]	2,105,528	2,485,670
75,000	Legend Biotech Corp., ADR[1,2]	4,504,654	4,512,750
7,500	Moderna, Inc.[1]	684,567	745,875
261,254	Rocket Pharmaceuticals, Inc.[1]	4,842,850	7,829,782
23,000	Vertex Pharmaceuticals, Incorporated[1]	5,946,486	9,358,470
100,100	Xenon Pharmaceuticals, Inc.[1,2]	3,651,406	4,610,606

		31,535,800	41,224,627
	Health Care Distributors (2.38%)
10,800	McKesson Corp.	2,651,423	5,000,184

	Health Care Equipment (16.86%)
144,300	Boston Scientific Corp.[1]	7,557,843	8,341,983
35,000	DexCom, Inc.[1]	3,975,409	4,343,150
6,995	IDEXX Laboratories, Inc.[1]	2,933,296	3,882,574
11,000	Inspire Medical Systems, Inc.[1]	1,457,249	2,237,730
30,233	Intuitive Surgical, Inc.[1]	7,267,519	10,199,405
12,000	Shockwave Medical, Inc.[1]	2,503,752	2,286,720
14,000	Stryker Corp.	3,827,687	4,192,440

		29,522,755	35,484,002
	Health Care Facilities (3.04%)
18,300	HCA Healthcare, Inc.	4,144,546	4,953,444
45,000	Surgery Partners, Inc.[1]	1,459,178	1,439,550

		5,603,724	6,392,994
	Health Care Supplies (4.07%)
128,000	Neogen Corp.[1]	2,420,635	2,574,080
15,850	The Cooper Companies, Inc.	5,478,798	5,998,274

		7,899,433	8,572,354
	Health Care Technology (1.51%)
35,000	Schrödinger, Inc.[1]	942,721	1,253,000
10,000	Veeva Systems, Inc., Cl A1	1,917,760	1,925,200

		2,860,481	3,178,200
	Life Sciences Tools & Services (17.90%)
14,700	10X Genomics, Inc., Cl A1	823,014	822,612
40,000	Bio-Techne Corporation	3,091,287	3,086,400
15,100	Danaher Corp.	3,439,353	3,493,234
31,000	Exact Sciences Corp.[1,3]	2,035,047	2,293,380
20,200	ICON plc[1,2]	4,159,401	5,718,014
2,650	Mettler-Toledo International, Inc.[1]	2,726,860	3,214,344
23,600	Natera, Inc.[1,3]	1,441,631	1,478,304
10,000	Repligen Corp.[1]	1,616,032	1,798,000
81,631	Stevanato Group SpA[2]	1,923,580	2,227,710
17,749	Thermo Fisher Scientific, Inc.	8,573,805	9,420,992
11,650	West Pharmaceutical Services, Inc.	3,438,733	4,102,198

		33,268,743	37,655,188

Shares		Cost	Value
Common Stocks (continued)
Health Care (continued)
	Managed Health Care (12.08%)
6,700	Elevance Health, Inc.	$2,975,916	$3,159,452
5,425	Humana, Inc.	2,291,526	2,483,619
37,572	UnitedHealth Group, Incorporated	13,933,454	19,780,531

		19,200,896	25,423,602
	Pharmaceuticals (20.32%)
80,000	AstraZeneca PLC, ADR[2]	4,902,730	5,388,000
34,592	Eli Lilly & Co.	8,224,141	20,164,369
87,400	Merck & Co., Inc.	8,188,605	9,528,348
35,000	Structure Therapeutics, Inc., ADR[1,2]	2,097,304	1,426,600
31,700	Zoetis, Inc.	4,884,223	6,256,629

		28,297,003	42,763,946

Total Common Stocks		160,840,258	205,695,097

Principal Amount
Short Term Investments (2.18%)
$4,598,348	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/2023, 4.85% due 1/2/2024; Proceeds at maturity $4,600,826 ; (Fully Collateralized by $2,312,800 U.S. Treasury Note, 4.625% due 11/15/2026 Market value - $2,361,506 and Fully Collateralized by $2,260,200 U.S. Treasury Note, 4.50% due 7/15/2026 Market value - $2,328,870)[4]	4,598,348	4,598,348

Total Investments (99.93%)		$165,438,606	210,293,445

Cash and Other Assets Less Liabilities (0.07%)			138,959

Net Assets			$210,432,404

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

38	See Notes to Financial Statements.

December 31, 2023	Baron FinTech Fund

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2023

Shares		Cost	Value
Common Stocks (98.82%)
Consumer Discretionary (3.69%)
	Broadline Retail (3.69%)
1,400	MercadoLibre, Inc.[1]	$2,084,586	$2,200,156

Financials (65.57%)
	Asset Management & Custody Banks (2.93%)
2,150	BlackRock, Inc.	1,749,771	1,745,370

	Diversified Banks (1.57%)
112,000	NU Holdings Ltd., Cl A1,2	878,100	932,960

	Diversified Financial Services (3.60%)
23,000	Apollo Global Management, Inc.	1,683,361	2,143,370

	Financial Exchanges & Data (21.05%)
5,600	CME Group, Inc.	1,170,111	1,179,360
3,700	FactSet Research Systems, Inc.	1,549,393	1,765,085
4,200	Moody’s Corp.	1,497,327	1,640,352
5,100	Morningstar, Inc.	1,114,127	1,459,824
3,300	MSCI, Inc.	1,460,004	1,866,645
6,600	S&P Global, Inc.	2,605,418	2,907,432
19,000	Tradeweb Markets, Inc., Cl A	1,567,302	1,726,720

		10,963,682	12,545,418

	Insurance Brokers (0.40%)
10,000	BRP Group, Inc., Cl A1	286,809	240,200

	Investment Banking & Brokerage (7.70%)
11,000	Houlihan Lokey, Inc.	843,251	1,319,010
10,000	Interactive Brokers Group, Inc., Cl A	796,800	829,000
6,800	LPL Financial Holdings, Inc.	1,140,768	1,547,816
13,000	The Charles Schwab Corp.	972,540	894,400

		3,753,359	4,590,226

	Property & Casualty Insurance (6.75%)
17,300	Arch Capital Group Ltd.[1,2]	1,416,332	1,284,871
2,000	Kinsale Capital Group, Inc.	342,522	669,820
13,000	The Progressive Corp.	1,581,601	2,070,640

		3,340,455	4,025,331

	Transaction & Payment Processing Services (21.57%)
14,000	Block, Inc.[1]	2,535,138	1,082,900
13,400	Fiserv, Inc.[1]	1,438,436	1,780,056
9,000	Global Payments, Inc.	1,126,052	1,143,000
5,700	Jack Henry & Associates, Inc.	948,461	931,437
6,700	MasterCard, Incorporated, Cl A	2,318,807	2,857,617
13,000	Repay Holdings Corporation[1]	260,634	111,020
11,200	Visa, Inc., Cl A	2,382,161	2,915,920
3,300	WEX, Inc.[1]	656,410	642,015
125,000	Wise PLC, Cl A (United Kingdom)[1,2,3]	1,445,918	1,390,185

		13,112,017	12,854,150

Total Financials		35,767,554	39,077,025

Industrials (4.80%)
	Research & Consulting Services (4.80%)
2,600	Equifax, Inc.	549,418	642,954
10,000	TransUnion	968,707	687,100
6,400	Verisk Analytics, Inc.	1,229,237	1,528,704

Total Industrials		2,747,362	2,858,758

Shares		Cost	Value
Common Stocks (continued)
Information Technology (23.30%)
	Application Software (13.94%)
12,000	Alkami Technology, Inc.[1]	$304,549	$291,000
4,200	Bill.Com Holdings, Inc.[1]	518,119	342,678
20,000	Clearwater Analytics Holdings, Inc., Cl A1	484,321	400,600
2,200	Fair Isaac Corp.[1]	1,038,604	2,560,822
13,500	Guidewire Software, Inc.[1]	1,513,374	1,472,040
5,000	Intuit, Inc.	1,942,827	3,125,150
3,500	nCino, Inc.[1]	246,976	117,705

		6,048,770	8,309,995

	Internet Services & Infrastructure (1.57%)
12,000	Shopify, Inc., Cl A1,2	1,697,734	934,800

	IT Consulting & Other Services (7.79%)
4,500	Accenture plc, Cl A2	1,229,138	1,579,095
30,000	CI&T, Inc., Cl A1,2	439,692	157,800
19,000	Endava plc, ADR[1,2]	1,366,853	1,479,150
6,000	Globant S.A.[1,2]	1,493,374	1,427,880

		4,529,057	4,643,925

Total Information Technology		12,275,561	13,888,720

Real Estate (1.46%)
	Real Estate Services (1.46%)
10,000	CoStar Group, Inc.[1]	863,804	873,900

Total Common Stocks		53,738,867	58,898,559

Principal Amount
Short Term Investments (1.22%)
$726,336	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/2023, 4.85% due 1/2/2024; Proceeds at maturity $726,727; (Fully Collateralized by $748,700 U.S. Treasury Note, 3.50% due 4/30/2028 Market value - $740,927)[3]	726,336	726,336

Total Investments (100.04%)		$54,465,203	59,624,895

Liabilities Less Cash and Other Assets (-0.04%)			(26,010)

Net Assets			$59,598,885

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

See Notes to Financial Statements.	39

Baron New Asia Fund	December 31, 2023

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2023

Shares		Cost	Value
Common Stocks (94.95%)
China (23.42%)
1,303	Alibaba Group Holding Limited, ADR	$122,893	$100,996
457	Baidu, Inc., ADR[1]	65,203	54,424
838	Baidu, Inc., Cl A1,2	13,648	12,474
11,010	China Mengniu Dairy Co. Ltd.[2]	39,787	29,660
7,574	Estun Automation Co. Ltd., Cl A2	26,797	19,845
7,164	Full Truck Alliance Co. Ltd., ADR[1]	51,674	50,220
4,713	Galaxy Entertainment Group Ltd.[1,2]	30,166	26,397
1,000	Glodon Co. Ltd., Cl A2	4,370	2,416
6,179	Glodon Co. Ltd., Cl A (Hong Kong)[2]	27,952	14,929
4,090	Jiangsu Hengli Hydraulic Co. Ltd., Cl A2	34,282	31,541
2,191	Kanzhun Ltd., ADR[1]	37,134	36,393
34,398	Kingdee International Software Group Co. Ltd.[1,2]	63,126	50,215
8,929	Kingsoft Corp. Ltd.[2]	37,908	27,603
234	Kweichow Moutai Co. Ltd., Cl A2	59,819	56,961
3,795	Lufax Holding Ltd., ADR	47,319	11,649
4,216	Midea Group Co., Ltd., Cl A2	39,137	32,485
15,098	NARI Technology Co. Ltd., Cl A2	52,122	47,502
404	PDD Holdings, Inc., ADR[1]	47,118	59,109
513	Shenzhen Mindray Bio-Medical Electronics Co. Ltd., Cl A2	25,577	21,035
3,239	Shenzhou International Group Holdings Ltd.[2]	33,699	33,228
4,630	Tencent Holdings Limited, ADR	234,912	174,968
8,487	Venustech Group, Inc., Cl A2	35,262	32,274
1,157	Yum China Holdings, Inc., (Hong Kong)[2]	66,548	49,262
1,288	Yunnan Baiyao Group Co. Ltd., Cl A2	10,203	8,928
1,140	Zai Lab Limited, ADR[1]	71,628	31,156

Total China		1,278,284	1,015,670

France (0.74%)
182	Pernod Ricard SA2	39,599	32,164

Hong Kong (3.33%)
4,881	AIA Group Ltd.[2]	52,861	42,479
21,121	Budweiser Brewing Co. APAC Ltd., 144A2	53,179	39,595
592	Hong Kong Exchanges & Clearing Ltd.[2]	33,138	20,306
3,513	Techtronic Industries Co. Ltd.[2]	52,649	41,858

Total Hong Kong		191,827	144,238

India (42.76%)
3,704	360 ONE WAM Ltd.	20,342	31,597
4,904	Aarti Pharmalabs Ltd.[1]	19,122	29,728
898	Amber Enterprises India Ltd.[1,2]	24,089	33,806
402	Apollo Hospitals Enterprise Ltd.[2]	26,281	27,539
1,634	Bajaj Finance Limited[2]	141,438	143,778
7,301	Bharti Airtel Ltd.[2]	68,273	90,511
12,900	Bharti Airtel Ltd. PP2	88,016	98,803
2,074	Cholamandalam Investment & Finance Co. Ltd.[2]	28,983	31,370
720	Divi’s Laboratories Ltd.[2]	46,193	33,758
462	Dixon Technologies India Ltd.[2]	26,382	36,434
7,042	Godrej Consumer Products Ltd.[2]	87,152	95,693

Shares		Cost	Value
Common Stocks (continued)

India (continued)
2,914	Godrej Properties Ltd.[1,2]	$59,319	$70,437
4,151	HDFC Bank Ltd.[2]	81,156	84,996
35,035	Jio Financial Services Ltd.[1,2]	96,710	97,950
35,480	JM Financial Limited[2]	35,541	41,880
3,086	Jubilant FoodWorks Ltd.[2]	24,881	20,943
1,061	Kaynes Technology India Ltd.[1,2]	31,797	33,270
1,539	Mahindra & Mahindra Ltd.[2]	28,943	31,963
2,236	Max Financial Services Ltd.[1,2]	32,837	25,628
8,003	Max Healthcare Institute Ltd.	57,409	65,999
1,632	Neogen Chemicals Ltd.[2]	22,731	29,005
1,917	Reliance Industries Limited[2]	52,045	59,500
4,364	SBI Life Insurance Company Limited, 144A2	70,384	75,103
3,091	Tata Communications Ltd.[2]	53,628	65,728
554	Tata Consultancy Services Ltd.[2]	23,385	25,231
4,298	Tata Consumer Products Ltd.[2]	43,687	56,105
1,851	Titan Co. Ltd.[2]	56,096	81,698
3,604	Trent Ltd.[2]	72,481	132,239
862	Tube Investments of India Ltd.[2]	32,146	36,671
112,299	Zomato Ltd.[1,2]	128,718	166,683

Total India		1,580,165	1,854,046

Indonesia (1.95%)
226,900	Bank Rakyat Indonesia (Persero) Tbk PT1,2	66,793	84,332

Japan (3.27%)
440	Hoya Corp.[2]	61,199	54,797
97	Keyence Corporation[2]	52,421	42,618
249	Tokyo Electron Limited[2]	36,123	44,257

Total Japan		149,743	141,672

Korea, Republic of (10.53%)
3,441	Coupang, Inc., Cl A1	48,805	55,710
396	HD Hyundai Heavy Industries Co. Ltd.[2]	31,104	39,503
281	HD Korea Shipbuilding & Offshore Engineering Co. Ltd.[1,2]	17,417	26,282
872	Korea Aerospace Industries Ltd.[2]	29,593	33,757
4,062	Samsung Electronics Co., Ltd.[2]	225,446	246,550
28	Samsung SDI Co. Ltd.[2]	15,317	10,194
410	SK Hynix, Inc.[2]	36,311	44,747

Total Korea, Republic of		403,993	456,743

Taiwan (8.95%)
6,553	Delta Electronics, Inc.[2]	56,106	66,830
6,698	Taiwan Semiconductor Manufacturing Co., Ltd.[2]	116,593	128,411
1,855	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	171,557	192,920

Total Taiwan		344,256	388,161

Total Common Stocks		4,054,660	4,117,026

40	See Notes to Financial Statements.

December 31, 2023	Baron New Asia Fund

PORTFOLIO OF INVESTMENTS (Continued)

DECEMBER 31, 2023

Principal Amount		Cost	Value
Short Term Investments (6.24%)
$270,813	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/2023, 4.85% due 1/2/2024; Proceeds at maturity $270,959; (Fully Collateralized by $268,100 U.S. Treasury Note, 4.50% due 7/15/2026 Market value - $276,245)[2]	$270,813	$270,813

Total Investments (101.19%)		$4,325,473	4,387,839

Liabilities Less Cash and Other Assets (-1.19%)			(51,778)

Net Assets			$4,336,061

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.
144A

Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. At December 31, 2023, the market value of Rule 144A securities amounted to $114,698 or 2.65% of net assets.

All securities are Level 1, unless otherwise noted.

Summary of Investments by Sector as of December 31, 2023	Percentage of Net Assets

Information Technology	21.5%

Consumer Discretionary	20.7

Financials	15.9

Communication Services	12.9

Consumer Staples	7.1

Industrials	6.7

Health Care	6.3

Real Estate	1.6

Energy	1.4

Materials	0.7

Cash and Cash Equivalents*	5.1
	100.0	%**

*	Includes short term investments, other assets and liabilities - net.
**	Individual weights may not sum to 100% due to rounding.

See Notes to Financial Statements.	41

Baron Technology Fund	December 31, 2023

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2023

Shares		Cost	Value
Common Stocks (95.58%)
Communication Services (7.62%)
	Advertising (2.82%)
3,538	The Trade Desk, Inc., Cl A1	$246,864	$254,594

	Interactive Home Entertainment (0.88%)
496	Take-Two Interactive Software, Inc.[1]	72,912	79,831

	Interactive Media & Services (3.92%)
582	Alphabet, Inc., Cl C1	76,538	82,021
767	Meta Platforms, Inc., Cl A1	128,520	271,488

		205,058	353,509

Total Communication Services		524,834	687,934

Consumer Discretionary (14.91%)
	Automobile Manufacturers (5.89%)
4,000	Rivian Automotive, Inc., Cl A1	59,041	93,840
1,763	Tesla, Inc.[1]	446,657	438,070

		505,698	531,910
	Broadline Retail (7.86%)
4,669	Amazon.com, Inc.[1]	664,467	709,408

	Hotels, Resorts & Cruise Lines (1.16%)
12,397	eDreams ODIGEO SA (Spain)[1,2,4]	104,465	104,937

Total Consumer Discretionary		1,274,630	1,346,255

Financials (2.02%)

	Transaction & Payment Processing Services (2.02%)
214	MasterCard, Incorporated, Cl A	79,426	91,273
352	Visa, Inc., Cl A	77,929	91,643

Total Financials		157,355	182,916

Industrials (2.43%)
	Human Resource & Employment Services (2.43%)
3,266	Ceridian HCM Holding, Inc.[1]	252,852	219,214

Information Technology (66.99%)
	Application Software (11.24%)
2,222	Gitlab, Inc., Cl A1,3	94,167	139,897
302	HubSpot, Inc.[1]	152,192	175,323
434	Intuit, Inc.	237,197	271,263
256	ServiceNow, Inc.[1,3]	135,432	180,862
897	Workday, Inc., Cl A1	201,628	247,626

		820,616	1,014,971

	Electronic Equipment & Instruments (1.49%)
3,086	PAR Technology Corp.[1]	128,277	134,364

	Internet Services & Infrastructure (1.42%)
1,652	Shopify, Inc., Cl A1,2	139,918	128,691

	IT Consulting & Other Services (2.02%)
404	Gartner, Inc.[1]	134,061	182,249

	Semiconductor Materials & Equipment (6.12%)
233	ASML Holding N.V.[2]	151,665	176,362
674	BE Semiconductor Industries NV (Netherlands)[2,4]	78,394	101,758
351	Lam Research Corp.	225,799	274,924

		455,858	553,044

Shares		Cost	Value
Common Stocks (continued)

Information Technology (continued)

	Semiconductors (25.38%)
2,667	Advanced Micro Devices, Inc.[1]	$299,132	$393,142
173	Broadcom, Inc.	121,688	193,111
22,578	indie Semiconductor, Inc., Cl A1	167,398	183,108
3,231	Marvell Technology, Inc.	166,305	194,862
1,632	Micron Technology, Inc.	131,182	139,275
155	Monolithic Power Systems, Inc.	64,586	97,771
1,693	NVIDIA Corp.	559,425	838,407
6,629	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)[2,4]	136,332	127,088
1,204	Taiwan Semiconductor Manufacturing Co., Ltd., ADR[2]	113,125	125,216

		1,759,173	2,291,980

	Systems Software (15.02%)
1,101	Cloudflare, Inc., Cl A1,3	51,390	91,669
520	Crowdstrike Holdings, Inc., Cl A1	78,029	132,766
796	Datadog, Inc., Cl A1,3	66,818	96,619
1,663	Dynatrace, Inc.[1,3]	79,603	90,950
2,391	Microsoft Corporation	786,269	899,112
1,635	SentinelOne, Inc., Cl A1	45,274	44,864

		1,107,383	1,355,980

	Technology Hardware, Storage & Peripherals (4.30%)
2,017	Apple, Inc.	357,759	388,333

Total Information Technology		4,903,045	6,049,612

Real Estate (1.61%)
	Real Estate Services (1.61%)
1,665	CoStar Group, Inc.[1]	131,696	145,504

Total Common Stocks		7,244,412	8,631,435

Principal Amount
Short Term Investments (3.79%)
$341,928	Repurchase Agreement with Fixed Income Clearing Corp., dated 12/29/2023, 4.85% due 1/2/2024; Proceeds at maturity $342,112; (Fully Collateralized by $338,500 U.S. Treasury Note, 4.50% due 7/15/2026 Market value - $348,784)[4]	341,928	341,928

Total Investments (99.37%)		$7,586,340	8,973,363

Cash and Other Assets Less Liabilities (0.63%)			56,851

Net Assets			$9,030,214

%	Represents percentage of net assets.
[1]	Non-income producing securities.
[2]	Foreign corporation.
[3]	The Adviser has reclassified/classified certain securities in or out of this sub-industry. Such reclassifications/classifications are not supported by S&P or MSCI (unaudited).
[4]	Level 2 security. See Note 7 regarding Fair Value Measurements.
ADR	American Depositary Receipt.

All securities are Level 1, unless otherwise noted.

42	See Notes to Financial Statements.

December 31, 2023	Baron Select Funds

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2023

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Assets:
Investments in securities, at value*	$7,922,294,205	$1,333,912,224	$513,202,931	$1,737,371,221
Foreign currency, at value†	—	—	2,059	—
Cash	—	—	—	99,372
Receivable for securities sold	13,092,605	—	—	—
Receivable for capital shares sold	5,202,430	5,115,984	168,988	3,190,088
Dividends and interest receivable	2,581,333	1,124,812	670,605	2,061,918
Prepaid expenses	424,383	1,613	1,008	2,801

	7,943,594,956	1,340,154,633	514,045,591	1,742,725,400

Liabilities:
Payable for borrowings against line of credit	987,000,000	—	—	—
Payable for capital shares redeemed	5,404,816	607,141	420,540	1,924,170
Due to custodian bank	622,000	65,000	16,000	—
Distribution fees payable (Note 4)	762	883	177	147
Investment advisory fees payable (Note 4)	48	851	728	755
Payable for securities purchased	—	3,665,703	—	—
Accrued capital gains taxes	—	—	1,521,891	—
Other accrued expenses and other payables	5,780,268	120,840	125,862	201,294

	998,807,894	4,460,418	2,085,198	2,126,366

Net Assets	$6,944,787,062	$1,335,694,215	$511,960,393	$1,740,599,034

Net Assets consist of:
Paid-in capital	$1,219,105,809	$922,921,005	$488,647,020	$1,408,523,742
Distributable earnings/(losses)	5,725,681,253	412,773,210	23,313,373	332,075,292

Net Assets	$6,944,787,062	$1,335,694,215	$511,960,393	$1,740,599,034

Retail Shares:
Net Assets	$2,959,916,411	$316,898,135	$76,016,232	$381,401,123
Shares Outstanding ($0.01 par value; indefinite shares authorized)	18,542,605	8,694,474	2,987,076	10,984,550

Net Asset Value Per Share	$159.63	$36.45	$25.45	$34.72

Institutional Shares:
Net Assets	$3,464,422,416	$690,491,244	$314,550,358	$1,319,116,617
Shares Outstanding ($0.01 par value; indefinite shares authorized)	20,843,541	18,128,797	12,107,227	36,900,344

Net Asset Value Per Share	$166.21	$38.09	$25.98	$35.75

R6 Shares:
Net Assets	$520,448,235	$328,304,836	$121,393,803	$40,081,294
Shares Outstanding ($0.01 par value; indefinite shares authorized)	3,131,829	8,612,510	4,675,210	1,121,304

Net Asset Value Per Share	$166.18	$38.12	$25.97	$35.75

*Total investments, at cost	$1,688,805,882	$827,853,799	$411,543,033	$1,276,437,460

†Foreign currency, at cost:	$—	$—	$2,002	$—

See Notes to Financial Statements.	43

Baron Select Funds	December 31, 2023

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2023

	Baron Emerging Markets Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund
Assets:
Investments in securities, at value*	$4,566,393,465	$686,661,259	$147,494,941	$210,293,445
Foreign currency, at value†	261,432	—	—	—
Cash	—	8,725	31,716	—
Receivable for securities sold	0	1,985,172	—	—
Receivable for capital shares sold	5,600,487	359,616	132,673	1,026,561
Dividends and interest receivable	6,433,104	—	489,695	125,491
Prepaid expenses	9,958	1,633	165	397

	4,578,698,446	689,016,405	148,149,190	211,445,894

Liabilities:
Payable for borrowings against line of credit	—	700,000	—	—
Payable for capital shares redeemed	7,537,664	2,295,650	19,051	316,845
Due to custodian bank	53,000	—	—	10,000
Distribution fees payable (Note 4)	647	545	193	773
Investment advisory fees payable (Note 4)	236	700	346	641
Payable for securities purchased	—	—	—	622,655
Accrued capital gains taxes	28,684,568	—	—	—
Other accrued expenses and other payables	1,436,334	225,895	46,426	62,576

	37,712,449	3,222,790	66,016	1,013,490

Net Assets	$4,540,985,997	$685,793,615	$148,083,174	$210,432,404

Net Assets consist of:
Paid-in capital	$5,119,406,285	$859,572,479	$155,133,303	$206,618,945
Distributable earnings/(losses)	(578,420,288)	(173,778,864)	(7,050,129)	3,813,459

Net Assets	$4,540,985,997	$685,793,615	$148,083,174	$210,432,404

Retail Shares:
Net Assets	$253,219,733	$205,503,423	$13,840,659	$49,808,413
Shares Outstanding ($0.01 par value; indefinite shares authorized)	18,181,579	6,694,584	964,412	2,652,045

Net Asset Value Per Share	$13.93	$30.70	$14.35	$18.78

Institutional Shares:
Net Assets	$4,279,569,656	$470,017,617	$132,655,624	$154,716,568
Shares Outstanding ($0.01 par value; indefinite shares authorized)	305,249,268	14,924,997	9,132,115	8,119,650

Net Asset Value Per Share	$14.02	$31.49	$14.53	$19.05

R6 Shares:
Net Assets	$8,196,608	$10,272,575	$1,586,891	$5,907,423
Shares Outstanding ($0.01 par value; indefinite shares authorized)	584,387	326,056	109,353	310,137

Net Asset Value Per Share	$14.03	$31.51	$14.51	$19.05

*Total investments, at cost	$3,658,382,348	$454,957,709	$128,920,534	$165,438,606

†Foreign currency, at cost:	$260,409	$—	$—	$—

44	See Notes to Financial Statements.

December 31, 2023	Baron Select Funds

STATEMENTS OF ASSETS AND LIABILITIES (Continued)

DECEMBER 31, 2023

	Baron FinTech Fund	Baron New Asia Fund	Baron Technology Fund
Assets:
Investments in securities, at value*	$59,624,895	$4,387,839	$8,973,363
Foreign currency, at value†	—	584	—
Cash	—	27,180	36,945
Receivable for securities sold	—	—	18,555
Receivable for capital shares sold	4,450	2,285	60,320
Dividends and interest receivable	29,694	3,743	2,006
Prepaid expenses	92	8	7

	59,659,131	4,421,639	9,091,196

Liabilities:
Payable for borrowings against line of credit	—	—	—
Payable for capital shares redeemed	10,174	—	3,476
Due to custodian bank	1,000	—	—
Distribution fees payable (Note 4)	753	714	833
Investment advisory fees payable (Note 4)	453	—	—
Payable for securities purchased	—	—	5,175
Accrued capital gains taxes	—	37,103	—
Other accrued expenses and other payables	47,866	47,761	51,498

	60,246	85,578	60,982

Net Assets	$59,598,885	$4,336,061	$9,030,214

Net Assets consist of:
Paid-in capital	$61,510,807	$5,355,026	$8,572,994
Distributable earnings/(losses)	(1,911,922)	(1,018,965)	457,220

Net Assets	$59,598,885	$4,336,061	$9,030,214

Retail Shares:
Net Assets	$7,333,931	$982,184	$4,961,500
Shares Outstanding ($0.01 par value; indefinite shares authorized)	520,768	125,713	549,228

Net Asset Value Per Share	$14.08	$7.81	$9.03

Institutional Shares:
Net Assets	$42,078,849	$1,555,268	$1,445,478
Shares Outstanding ($0.01 par value; indefinite shares authorized)	2,959,370	197,917	158,888

Net Asset Value Per Share	$14.22	$7.86	$9.10

R6 Shares:
Net Assets	$10,186,105	$1,798,609	$2,623,236
Shares Outstanding ($0.01 par value; indefinite shares authorized)	716,291	228,691	288,967

Net Asset Value Per Share	$14.22	$7.86	$9.08

*Total investments, at cost	$54,465,203	$4,325,473	$7,586,340

†Foreign currency, at cost:	$—	$580	$—

See Notes to Financial Statements.	45

Baron Select Funds	December 31, 2023

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2023

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund
Investment income(loss):
Income:
Dividends[1]	$29,021,567	$6,287,365	$6,524,566	$19,749,446
Interest[2]	16,295	1,387,588	1,474,570	3,642,153

Total income	29,037,862	7,674,953	7,999,136	23,391,599

Expenses:
Investment advisory fees (Note 4)	61,942,232	10,306,111	4,411,487	14,916,804
Distribution fees — Retail Shares (Note 4)	6,744,728	617,699	180,702	870,622
Shareholder servicing agent fees and expenses — Retail Shares	189,650	40,670	20,774	42,665
Shareholder servicing agent fees and expenses — Institutional Shares	85,620	25,646	21,718	45,331
Shareholder servicing agent fees and expenses — R6 Shares	29,981	18,948	7,605	1,973
Reports to shareholders	640,600	185,950	78,100	357,050
Line of credit fees	599,980	20,459	9,605	27,283
Trustee fees and expenses (Note 4)	334,843	54,264	27,775	80,841
Registration and filing fees	249,460	105,430	80,200	137,760
Professional fees	231,290	66,398	64,203	59,610
Custodian and fund accounting fees	204,908	42,845	173,761	35,892
Insurance expense	87,640	12,564	8,025	22,347
Administration fees	65,152	47,662	46,201	49,436
Miscellaneous expenses	2,400	2,451	2,451	2,450

Total operating expenses	71,408,484	11,547,097	5,132,607	16,650,064

Interest expense on borrowings	58,585,907	—	—	—

Total gross expenses	129,994,391	11,547,097	5,132,607	16,650,064
Management fees waived/expenses reimbursed — Retail Shares (Note 4)	—	—	(41,337)	—
Management fees waived/expenses reimbursed — Institutional Shares (Note 4)	—	—	(108,342)	—
Management fees waived/expenses reimbursed — R6 Shares (Note 4)	—	—	(40,291)	—

Total net expenses	129,994,391	11,547,097	4,942,637	16,650,064

Net investment income (loss)	(100,956,529)	(3,872,144)	3,056,499	6,741,535

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold	(157,491,291)	(13,273,815)	(27,578,912)[3]	12,255,756
Net realized gain (loss) on foreign currency transactions	(13,989)	—	(77,188)	6,280
Change in net unrealized appreciation (depreciation) of:
Investments	2,335,451,959	248,550,090	60,222,718 [4]	316,689,615
Foreign currency translations	—	—	27,571	—

Net gain (loss) on investments	2,177,946,679	235,276,275	32,594,189	328,951,651

Net increase (decrease) in net assets resulting from operations	$2,076,990,150	$231,404,131	$35,650,688	$335,693,186

[1] Net of foreign taxes withheld on dividends of	$17,700	$—	$762,005	$184,347

[2] Net of foreign taxes withheld on interest of	$—	$—	$70	$—

[3] Net of realized foreign capital gains tax of	$—	$—	$224,783	$—

[4] Increase in accrued foreign capital gains tax payable of	$—	$—	$910,997	$—

46	See Notes to Financial Statements.

December 31, 2023	Baron Select Funds

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Baron Emerging Markets Fund	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund
Investment income(loss):
Income:
Dividends[1]	$66,856,763	$341,371	$2,798,075	$1,238,076
Interest[2]	10,864,447	63,114	191,449	573,817

Total income	77,721,210	404,485	2,989,524	1,811,893

Expenses:
Investment advisory fees (Note 4)	47,612,030	6,411,170	805,138	1,543,878
Distribution fees — Retail Shares (Note 4)	680,750	543,228	34,761	128,012
Shareholder servicing agent fees and expenses — Retail Shares	33,710	30,079	15,854	41,320
Shareholder servicing agent fees and expenses — Institutional Shares	137,110	26,588	14,054	14,968
Shareholder servicing agent fees and expenses — R6 Shares	702	689	50	327
Reports to shareholders	1,395,600	152,870	22,273	54,110
Line of credit fees	82,780	5,943	1,904	4,222
Trustee fees and expenses (Note 4)	266,797	42,664	5,620	11,462
Registration and filing fees	160,850	81,900	52,520	51,650
Professional fees	279,030	111,990	65,841	60,904
Custodian and fund accounting fees	2,769,842	158,047	14,291	16,670
Insurance expense	82,011	14,115	1,356	3,344
Administration fees	61,456	44,107	45,024	45,151
Miscellaneous expenses	3,199	3,121	2,458	2,557

Total operating expenses	53,565,867	7,626,511	1,081,144	1,978,575

Interest expense on borrowings	—	105,317	—	—

Total gross expenses	53,565,867	7,731,828	1,081,144	1,978,575
Management fees waived/expenses reimbursed — Retail Shares (Note 4)	—	(97,448)	(37,516)	(52,276)
Management fees waived/expenses reimbursed — Institutional Shares (Note 4)	—	(192,311)	(148,725)	(47,012)
Management fees waived/expenses reimbursed — R6 Shares (Note 4)	—	(3,762)	(1,327)	(1,547)

Total net expenses	53,565,867	7,438,307	893,576	1,877,740

Net investment income (loss)	24,155,343	(7,033,822)	2,095,948	(65,847)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold	(270,342,478)[3]	(79,755,916)[3]	(4,765,842)	(2,701,527)
Net realized gain (loss) on foreign currency transactions	(1,909,315)	(31,026)	(793)	34,579
Change in net unrealized appreciation (depreciation) of:
Investments	609,291,126 [4]	256,276,035 [4]	18,322,473	15,141,244
Foreign currency translations	43,525	—	—	—

Net gain (loss) on investments	337,082,858	176,489,093	13,555,838	12,474,296

Net increase (decrease) in net assets resulting from operations	$361,238,201	$169,455,271	$15,651,786	$12,408,449

[1] Net of foreign taxes withheld on dividends of	$8,865,116	$67,467	$31,282	$1,455

[2] Net of foreign taxes withheld on interest of	$451	$—	$—	$—

[3] Net of realized foreign capital gains tax of	$5,725,742	$198,372	$—	$—

[4] Increase (decrease) in accrued foreign capital gains tax payable of	$19,168,056	$(1,900,898)	$—	$—

See Notes to Financial Statements.	47

Baron Select Funds	December 31, 2023

STATEMENTS OF OPERATIONS (Continued)

FOR THE YEAR ENDED DECEMBER 31, 2023

	Baron FinTech Fund	Baron New Asia Fund	Baron Technology Fund
Investment income(loss):
Income:
Dividends[1]	$364,869	$44,418	$18,777
Interest	54,165	14,485	7,968

Total income	419,034	58,903	26,745

Expenses:
Investment advisory fees (Note 4)	400,280	42,019	45,394
Distribution fees — Retail Shares (Note 4)	16,820	2,500	6,813
Shareholder servicing agent fees and expenses — Retail Shares	15,654	9,394	15,429
Shareholder servicing agent fees and expenses — Institutional Shares	12,034	11,025	11,060
Shareholder servicing agent fees and expenses — R6 Shares	550	91	112
Reports to shareholders	16,471	3,876	4,584
Line of credit fees	802	94	111
Trustee fees and expenses (Note 4)	2,698	230	287
Registration and filing fees	50,700	47,260	55,210
Professional fees	56,730	72,660	56,090
Custodian and fund accounting fees	13,016	47,118	10,519
Insurance expense	769	65	58
Administration fees	44,493	44,787	39,623
Miscellaneous expenses	2,459	2,447	2,458

Total operating expenses	633,476	283,566	247,748

Interest expense on borrowings	—	—	—

Total gross expenses	633,476	283,566	247,748
Management fees waived/expenses reimbursed — Retail Shares (Note 4)	(30,918)	(59,198)	(92,029)
Management fees waived/expenses reimbursed — Institutional Shares (Note 4)	(89,858)	(87,785)	(36,435)
Management fees waived/expenses reimbursed — R6 Shares (Note 4)	(20,546)	(83,670)	(58,565)

Total net expenses	492,154	52,913	60,719

Net investment income (loss)	(73,120)	5,990	(33,974)

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments sold	(2,486,234)	(546,311)	(492,745)
Net realized gain (loss) on foreign currency transactions	1,190	(2,701)	(161)
Change in net unrealized appreciation (depreciation) of
Investments	14,978,959	764,452 [2]	3,027,401
Foreign currency translations	—	17	4

Net gain (loss) on investments	12,493,915	215,457	2,534,499

Net increase (decrease) in net assets resulting from operations	$12,420,795	$221,447	$2,500,525

[1] Net of foreign taxes withheld on dividends of	$—	$6,549	$988

[2] Increase in accrued foreign capital gains tax payable of	$—	$35,878	$—

48	See Notes to Financial Statements.

December 31, 2023	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Baron Partners Fund		Baron Focused Growth Fund		Baron International Growth Fund
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(100,956,529)	$(75,381,774)	$(3,872,144)	$(3,984,029)	$3,056,499	$1,477,513
Net realized gain (loss)	(157,505,280)	(265,006,363)	(13,273,815)	(80,011,397)	(27,656,100)	(34,611,408)
Change in net unrealized appreciation (depreciation)	2,335,451,959	(3,339,810,395)	248,550,090	(171,073,560)	60,250,289	(172,726,384)
Voluntary payment from Adviser	—	—	—	—	—	—

Increase (decrease) in net assets resulting from operations	2,076,990,150	(3,680,198,532)	231,404,131	(255,068,986)	35,650,688	(205,860,279)

Distributions to shareholders from (Note 8):
Distributable earnings — Retail Shares	—	(68,063,872)	—	(18,933,575)	(269,980)	(915,413)
Distributable earnings — Institutional Shares	—	(72,259,596)	—	(29,459,747)	(1,804,572)	(3,986,597)
Distributable earnings — R6 Shares	—	(10,782,528)	—	(26,677,072)	(696,052)	(1,368,153)

Decrease in net assets from distributions to shareholders	—	(151,105,996)	—	(75,070,394)	(2,770,604)	(6,270,163)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	355,190,468	398,339,883	151,146,892	82,836,180	23,092,120	22,294,374
Proceeds from the sale of shares — Institutional Shares	688,166,838	751,295,223	388,100,609	164,997,120	71,220,517	122,814,951
Proceeds from the sale of shares — R6 Shares	10,042,606	9,899,960	11,089,009	28,163,593	5,559,120	2,850,938
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	65,040,643	—	17,980,369	264,640	898,076
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	66,530,390	—	28,878,758	1,785,299	3,930,642
Net asset value of shares issues in reinvestment of distribution — R6 Shares	—	10,782,358	—	26,674,109	696,053	1,368,153
Cost of shares redeemed — Retail Shares	(437,752,854)	(516,267,316)	(62,689,099)	(53,073,738)	(19,130,327)	(26,130,321)
Cost of shares redeemed — Institutional Shares	(567,565,311)	(774,038,148)	(104,575,692)	(73,222,570)	(82,237,151)	(182,849,146)
Cost of shares redeemed — R6 Shares	(6,188,636)	(11,744,747)	(6,298,090)	(3,769,962)	(4,827,045)	(8,062,072)

Increase (decrease) in net assets derived from capital share transactions	41,893,111	(161,754)	376,773,629	219,463,859	(3,576,774)	(62,884,405)

Net increase (decrease) in net assets	2,118,883,261	(3,831,466,282)	608,177,760	(110,675,521)	29,303,310	(275,014,847)

Net Assets:
Beginning of year	4,825,903,801	8,657,370,083	727,516,455	838,191,976	482,657,083	757,671,930

End of year	$6,944,787,062	$4,825,903,801	$1,335,694,215	$727,516,455	$511,960,393	$482,657,083

Capital share transactions — Retail Shares
Shares sold	2,460,850	2,524,336	4,483,400	2,330,875	937,676	823,044
Shares issued in reinvestment of distributions	—	451,953	—	592,044	10,873	43,554
Shares redeemed	(3,069,315)	(3,439,409)	(1,882,429)	(1,542,264)	(769,094)	(1,067,572)

Net increase (decrease)	(608,465)	(463,120)	2,600,971	1,380,655	179,455	(200,974)

Capital share transactions — Institutional Shares
Shares sold	4,650,011	4,793,892	11,070,554	4,565,527	2,811,311	4,694,726
Shares issued in reinvestment of distributions	—	445,437	—	913,018	71,872	186,907
Shares redeemed	(3,915,668)	(5,166,867)	(3,014,353)	(2,083,927)	(3,277,033)	(7,055,251)

Net increase (decrease)	734,343	72,462	8,056,201	3,394,618	(393,850)	(2,173,618)

Capital share transactions — R6 Shares
Shares sold	66,908	61,296	317,595	790,694	226,005	102,702
Shares issued in reinvestment of distributions	—	72,195	—	842,784	28,033	65,088
Shares redeemed	(41,442)	(74,154)	(179,386)	(110,890)	(200,345)	(280,305)

Net increase (decrease)	25,466	59,337	138,209	1,522,588	53,693	(112,515)

See Notes to Financial Statements.	49

Baron Select Funds	December 31, 2023

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Real Estate Fund		Baron Emerging Markets Fund		Baron Global Advantage Fund
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$6,741,535	$2,976,663	$24,155,343	$11,754,654	$(7,033,822)	$(12,441,480)
Net realized gain (loss)	12,262,036	(117,832,250)	(272,251,793)	(815,238,011)	(79,786,942)	(313,644,803)
Change in net unrealized appreciation (depreciation)	316,689,615	(470,170,670)	609,334,651	(1,498,546,653)	256,276,035	(857,215,433)
Voluntary payment from Adviser	—	—	—	—	—	82,890

Increase (decrease) in net assets resulting from operations	335,693,186	(585,026,257)	361,238,201	(2,302,030,010)	169,455,271	(1,183,218,826)

Distributions to shareholders from (Note 8):
Distributable earnings — Retail Shares	(219,246)	(9,553,450)	(1,068,956)	—	—	(5,031,192)
Distributable earnings — Institutional Shares	(5,656,763)	(27,322,313)	(29,796,790)	—	—	(12,161,336)
Distributable earnings — R6 Shares	(168,604)	(712,297)	(56,931)	—	—	(181,497)

Decrease in net assets from distributions to shareholders	(6,044,613)	(37,588,060)	(30,922,677)	—	—	(17,374,025)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	67,278,351	59,590,068	40,745,092	67,033,744	22,472,386	44,254,667
Proceeds from the sale of shares — Institutional Shares	434,878,375	483,181,884	727,020,825	2,079,672,381	88,776,514	302,723,128
Proceeds from the sale of shares — R6 Shares	12,458,566	6,760,855	2,085,300	6,304,250	923,807	2,609,115
Net asset value of shares issued in reinvestment of distributions — Retail Shares	210,783	9,263,230	1,040,501	—	—	4,960,818
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	5,182,287	24,478,594	24,745,777	—	—	11,941,036
Net asset value of shares issues in reinvestment of distribution — R6 Shares	168,604	712,296	56,930	—	—	181,497
Cost of shares redeemed — Retail Shares	(84,800,749)	(106,418,322)	(91,482,177)	(129,006,843)	(88,867,488)	(264,733,452)
Cost of shares redeemed — Institutional Shares	(295,426,736)	(613,002,553)	(1,256,147,547)	(3,834,842,644)	(275,508,788)	(736,455,365)
Cost of shares redeemed — R6 Shares	(5,356,823)	(4,494,829)	(5,106,803)	(8,213,227)	(2,188,193)	(2,119,961)

Increase (decrease) in net assets derived from capital share transactions	134,592,658	(139,928,777)	(557,042,102)	(1,819,052,339)	(254,391,762)	(636,638,517)

Net increase (decrease) in net assets	464,241,231	(762,543,094)	(226,726,578)	(4,121,082,349)	(84,936,491)	(1,837,231,368)

Net Assets:
Beginning of year	1,276,357,803	2,038,900,897	4,767,712,575	8,888,794,924	770,730,106	2,607,961,474

End of year	$1,740,599,034	$1,276,357,803	$4,540,985,997	$4,767,712,575	$685,793,615	$770,730,106

Capital share transactions — Retail Shares
Shares sold	2,171,746	1,812,350	3,020,438	4,724,917	823,556	1,274,802
Shares issued in reinvestment of distributions	6,599	351,118	77,717	—	—	185,313
Shares redeemed	(2,754,375)	(3,394,899)	(6,811,892)	(9,251,041)	(3,239,565)	(7,572,415)

Net increase (decrease)	(576,030)	(1,231,431)	(3,713,737)	(4,526,124)	(2,416,009)	(6,112,300)

Capital share transactions — Institutional Shares
Shares sold	13,796,839	14,402,800	53,560,711	143,749,723	3,227,760	9,090,396
Shares issued in reinvestment of distributions	162,795	900,468	1,840,640	—	—	436,282
Shares redeemed	(9,387,663)	(19,020,658)	(93,111,422)	(279,025,117)	(9,762,152)	(22,282,796)

Net increase (decrease)	4,571,971	(3,717,390)	(37,710,071)	(135,275,394)	(6,534,392)	(12,756,118)

Capital share transactions — R6 Shares
Shares sold	392,706	199,883	154,253	428,816	33,096	76,330
Shares issued in reinvestment of distributions	5,295	26,201	4,231	—	—	6,626
Shares redeemed	(169,687)	(138,974)	(376,879)	(617,347)	(77,573)	(61,662)

Net increase (decrease)	228,314	87,110	(218,395)	(188,531)	(44,477)	21,294

50	See Notes to Financial Statements.

December 31, 2023	Baron Select Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron Real Estate Income Fund		Baron Health Care Fund		Baron FinTech Fund
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$2,095,948	$1,501,567	$(65,847)	$(251,017)	$(73,120)	$(175,688)
Net realized gain (loss)	(4,766,635)	(20,026,333)	(2,666,948)	(36,541,611)	(2,485,044)	(4,278,768)
Change in net unrealized appreciation (depreciation)	18,322,473	(19,099,697)	15,141,244	(6,033,432)	14,978,959	(21,750,639)
Voluntary payment from Adviser	—	—	—	—	—	—

Increase (decrease) in net assets resulting from operations	15,651,786	(37,624,463)	12,408,449	(42,826,060)	12,420,795	(26,205,095)

Distributions to shareholders from (Note 8):
Distributable earnings — Retail Shares	(273,623)	(281,915)	—	—	—	(97,665)
Distributable earnings — Institutional Shares	(1,858,134)	(1,553,146)	—	—	—	(422,971)
Distributable earnings — R6 Shares	(16,765)	(11,812)	—	—	—	(59,028)

Decrease in net assets from distributions to shareholders	(2,148,522)	(1,846,873)	—	—	—	(579,664)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	3,858,342	6,889,635	11,277,945	18,554,295	674,929	1,258,218
Proceeds from the sale of shares — Institutional Shares	89,883,119	46,009,611	41,603,727	60,083,778	12,484,414	19,921,986
Proceeds from the sale of shares — R6 Shares	837,376	16,149	136,269	347,738	3,965,552	261,712
Net asset value of shares issued in reinvestment of distributions — Retail Shares	258,789	265,967	—	—	—	87,889
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	1,435,472	1,548,668	—	—	—	422,482
Net asset value of shares issues in reinvestment of distribution — R6 Shares	15,675	11,811	—	—	—	59,029
Cost of shares redeemed — Retail Shares	(5,258,306)	(6,020,420)	(19,305,819)	(26,956,968)	(2,051,948)	(3,303,351)
Cost of shares redeemed — Institutional Shares	(33,748,918)	(64,380,854)	(45,451,361)	(54,346,101)	(10,235,367)	(27,459,084)
Cost of shares redeemed — R6 Shares	(22,027)	(28,842)	(250,830)	(66,440)	(260,999)	(172,949)

Increase (decrease) in net assets derived from capital share transactions	57,259,522	(15,688,275)	(11,990,069)	(2,383,698)	4,576,581	(8,924,068)

Net increase (decrease) in net assets	70,762,786	(55,159,611)	418,380	(45,209,758)	16,997,376	(35,708,827)

Net Assets:
Beginning of year	77,320,388	132,479,999	210,014,024	255,223,782	42,601,509	78,310,336

End of year	$148,083,174	$77,320,388	$210,432,404	$210,014,024	$59,598,885	$42,601,509

Capital share transactions — Retail Shares
Shares sold	288,086	443,438	624,918	1,025,988	54,697	95,010
Shares issued in reinvestment of distributions	19,885	20,108	—	—	—	8,299
Shares redeemed	(394,095)	(414,272)	(1,082,437)	(1,491,763)	(170,211)	(248,879)

Net increase (decrease)	(86,124)	49,274	(457,519)	(465,775)	(115,514)	(145,570)

Capital share transactions — Institutional Shares
Shares sold	6,621,682	2,978,879	2,302,824	3,341,951	1,028,407	1,471,454
Shares issued in reinvestment of distributions	108,728	114,489	—	—	—	39,633
Shares redeemed	(2,527,701)	(4,463,935)	(2,523,545)	(3,006,070)	(851,462)	(2,173,512)

Net increase (decrease)	4,202,709	(1,370,567)	(220,721)	335,881	176,945	(662,425)

Capital share transactions — R6 Shares
Shares sold	63,270	1,076	7,425	19,309	337,021	20,189
Shares issued in reinvestment of distributions	1,175	885	—	—	—	5,537
Shares redeemed	(1,792)	(1,698)	(13,542)	(3,735)	(21,573)	(14,617)

Net increase (decrease)	62,653	263	(6,117)	15,574	315,448	11,109

See Notes to Financial Statements.	51

Baron Select Funds	December 31, 2023

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Baron New Asia Fund		Baron Technology Fund
	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022[1]
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$5,990	$(15,431)	$(33,974)	$(23,856)
Net realized gain (loss)	(549,012)	(475,410)	(492,906)	(437,309)
Change in net unrealized appreciation (depreciation)	764,469	(807,430)	3,027,405	(1,640,379)
Voluntary payment from Adviser	—	—	—	—

Increase (decrease) in net assets resulting from operations	221,447	(1,298,271)	2,500,525	(2,101,544)

Distributions to shareholders from (Note 8):
Distributable earnings — Retail Shares	—	—	—	—
Distributable earnings — Institutional Shares	—	—	—	—
Distributable earnings — R6 Shares	—	—	—	—

Decrease in net assets from distributions to shareholders	—	—	—	—

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	402,312	404,589	3,720,001	3,097,770
Proceeds from the sale of shares — Institutional Shares	326,790	475,741	1,130,035	2,840,234
Proceeds from the sale of shares — R6 Shares	1,618,999	211,622	1,269,655	500,946
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	—	—	—
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	—	—	—	—
Net asset value of shares issues in reinvestment of distribution — R6 Shares	—	—	—	—
Cost of shares redeemed — Retail Shares	(352,228)	(414,664)	(1,297,617)	(858,897)
Cost of shares redeemed — Institutional Shares	(1,616,622)	(94,844)	(1,603,427)	(164,004)
Cost of shares redeemed — R6 Shares	(4,787)	(34,348)	—	(3,463)

Increase (decrease) in net assets derived from capital share transactions	374,464	548,096	3,218,647	5,412,586

Net increase (decrease) in net assets	595,911	(750,175)	5,719,172	3,311,042

Net Assets:
Beginning of year	3,740,150	4,490,325	3,311,042	—

End of year	$4,336,061	$3,740,150	$9,030,214	$3,311,042

Capital share transactions — Retail Shares
Shares sold	52,612	47,829	468,981	371,469
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(46,209)	(51,511)	(161,692)	(129,530)

Net increase (decrease)	6,403	(3,682)	307,289	241,939

Capital share transactions — Institutional Shares
Shares sold	43,069	57,334	135,967	306,820
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(205,853)	(12,553)	(257,119)	(26,780)

Net increase (decrease)	(162,784)	44,781	(121,152)	280,040

Capital share transactions — R6 Shares
Shares sold	205,665	25,139	216,024	73,481
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(633)	(3,980)	—	(538)

Net increase (decrease)	205,032	21,159	216,024	72,943

[1]	For the period January 3, 2022 (commencement of operations) to December 31, 2022.

52	See Notes to Financial Statements.

December 31, 2023	Baron Select Funds

STATEMENTS OF CASH FLOWS

FOR THE YEAR ENDED DECEMBER 31, 2023

Baron Partners Fund
Increase (Decrease) in Cash:
Cash Provided (Used) from Operating Activities
Net increase (decrease) in net assets resulting from operations	$2,076,990,150
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities:
Purchases of portfolio securities	(370,864,090)
Proceeds from sales of portfolio securities	432,402,736
Net purchases (sales and maturities) of short term investments	(359,637)
(Increase) decrease in dividends and interest receivable	175,232
(Increase) decrease in prepaid expenses	30,825
Increase (decrease) in accrued expenses	1,310,207
Net realized (gain) loss on investments	157,491,291
Change in net unrealized (appreciation) depreciation of investments	(2,335,451,959)

Net cash provided (used) by operating activities	$(38,275,245)

Cash Provided in Financing Activities
Proceeds from shares sold	1,057,154,594
Payment for capital shares redeemed	(1,011,620,349)
Increase (decrease) in due to custodian bank	622,000
Borrowings against line of credit	497,400,000
Repayments against line of credit	(505,400,000)

Net cash provided (used) in financing activities	38,156,245

Net increase (decrease) in cash	(119,000)
Cash at beginning of year	119,000

Cash at end of year	—

Supplemental cash flow information:
Interest paid on line of credit	$57,327,719

See Notes to Financial Statements.	53

Baron Select Funds	December 31, 2023

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Select Funds (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003. The Trust currently offers 12 series (individually, a Fund and collectively, the Funds): Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron WealthBuilder Fund, Baron Health Care Fund, Baron FinTech Fund, Baron New Asia Fund, and Baron Technology Fund. Baron WealthBuilder Fund is presented in a separate report.

Each Fund offers Retail Shares, Institutional Shares, and R6 Shares. Each class of shares differs only in its ongoing fees, expenses, and eligibility requirements. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. Each Fund’s investment income, realized and unrealized gains or losses on investments and foreign currency, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

Baron Partners Fund was organized originally as a limited partnership in January 1992 under the laws of the State of Delaware. Effective as of the close of business on April 30, 2003, the predecessor partnership was reorganized into a series of the Trust. Baron Partners Fund commenced operations on April 30, 2003 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

Baron Focused Growth Fund was organized originally as a limited partnership in May 1996 under the laws of the State of Delaware. Effective as of the close of business on June 30, 2008, the predecessor partnership was reorganized into a series of the Trust. Baron Focused Growth Fund commenced operations on June 30, 2008 with a contribution of assets and liabilities, including securities-in-kind, from the predecessor partnership.

The investment goals of the Funds are as follows:

Baron Partners Fund is a non-diversified fund that seeks capital appreciation through long-term investments primarily in U.S. growth companies. The Fund may employ “leverage” by borrowing money and using it to purchase additional securities. Borrowing for investments increases both investment opportunity and investment risk.

Baron Focused Growth Fund is a non-diversified fund that seeks capital appreciation through long-term investments primarily in U.S. small- and mid-sized growth companies.

Baron International Growth Fund is a diversified fund that seeks capital appreciation through long-term investments primarily in non-U.S. growth companies.

Baron Real Estate Fund is a diversified fund that seeks capital appreciation through long-term investments primarily in U.S. and non-U.S. real estate and real estate-related companies.

Baron Emerging Markets Fund is a diversified fund that seeks capital appreciation through investments primarily in growth companies in developing countries.

Baron Global Advantage Fund is a diversified fund that seeks capital appreciation through investments primarily in equity securities of established and emerging markets companies located throughout the world.

Baron Real Estate Income Fund is a non-diversified fund that seeks both capital appreciation and current income through investments primarily in real estate income-producing securities and other real estate securities.

Baron Health Care Fund is a non-diversified fund that seeks capital appreciation through investments primarily in equity securities engaged in research, development, production, sale, delivery or distribution of products and services related to the health care industry.

Baron FinTech Fund is a non-diversified fund that seeks capital appreciation through investments primarily in equity securities that develop, use, or rely on innovative technologies or services, in a significant way, for banking, lending, capital markets, financial data analytics, insurance, payments, asset management, or wealth management.

Baron New Asia Fund is a diversified fund that seeks capital appreciation through investments primarily in equity securities located in Asia, but including all other developed, developing, and frontier countries in the Asian region.

Baron Technology Fund is a non-diversified fund that seeks capital appreciation through investments primarily in equity securities of U.S. and non-U.S. technology companies, selected for their durable growth potential from the development, advancement, and use of technology.

2. SIGNIFICANT ACCOUNTING POLICIES AND INVESTMENT RISKS

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The Trust is an investment company and therefore follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

a) Net Asset Value. The Funds’ share prices or net asset values (NAV) are calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Funds’ NAVs are calculated (the NAV Calculation Time)) on the New York Stock Exchange (the Exchange) on any day the Exchange is scheduled to be open. The NAV per share of a class is determined by dividing the value of the total assets of the Fund represented by such class, less all liabilities, by the total number of Fund shares of such class outstanding.

b) Security Valuation. Portfolio securities traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in BAMCO, Inc.’s (the Adviser) judgment, they do not accurately reflect the fair value of a security, or an event occurs after the market close but before the Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the Board). The Board has designated the Adviser to perform fair value determinations pursuant to Rule 2a-5 under the 1940 Act. The Adviser has a Fair Valuation Committee (the Committee)

December 31, 2023	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES AND INVESTMENT RISKS (Continued)

comprised of senior management representatives and the Committee reports to the Board every quarter. Accordingly, the Committee may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Adviser’s portfolio management team also will be considered. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

U.S. Government obligations, money market instruments, and other debt instruments held by the Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value, unless an independent pricing service provides a valuation for such security or in the opinion of the Board or the Committee, the amortized cost method would not represent fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Funds’ investments in convertible bonds/convertible preferred stocks is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds/convertible preferred stocks generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, sensitivity analysis, when available, or an estimated value calculated based on the price of the underlying common share on the valuation date adjusted for accrued and unpaid dividends. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities traded on foreign securities exchanges are generally valued using an independent pricing vendor that provides daily fair value adjustment factors based on information such as local closing price, relevant general and sector indexes, currency fluctuations, and depositary receipts, as applicable. Securities valued using such adjustment factors are classified as Level 2 in the fair value hierarchy. The models of the independent pricing vendor generate an adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements up to the time the Funds are valued and translated into U.S. dollars. If the vendor does not provide an adjustment factor for a security, the security is valued based on its most recent local closing price and translated into U. S. dollars. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Funds are open. Other mutual funds may adjust the prices of their securities by different amounts.

c) Securities Transactions and Investment Income. Fund securities transactions are accounted for on trade date. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis, which includes the accretion of discounts and amortization of premiums. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded as non-cash dividend income at fair value. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Distributions received from certain investments held by the Funds may be comprised of dividends, realized gains and returns of capital. The Funds originally estimate the expected classification of such payments and the amounts may subsequently be reclassified upon receipt of information from the issuer.

d) Expense Allocation. The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodian fees. Expenses of the Trust and Baron Investment Funds Trust (collectively, the Fund Complex), not directly chargeable to one or more specific Baron funds are typically allocated among the funds in the Fund Complex in proportion to their respective net assets. The Funds accrue distribution and service (12b-1) fees to Retail Shares.

e) Single Issuer. Single issuer risk is the possibility that factors specific to an issuer to which a Fund is exposed will affect the market prices of the issuer’s securities and therefore the NAV of the Fund. Due to the size of Baron Partners Fund’s investment in Tesla, Inc. (Tesla), 43% of the Fund’s net assets as of December 31, 2023, the NAV of the Fund will be materially impacted by the price of Tesla stock.

f) Non-Diversified Portfolio. Certain Funds are non-diversified, which means they will likely have a greater percentage of their assets in a single issuer than a diversified fund. As a result, a non-diversified Fund will likely invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the Fund’s performance compared to a diversified fund. Thus, a non-diversified Fund is more likely to experience significant fluctuations in value, exposing the Fund to a greater risk of loss in any given period than a diversified fund. Additionally, non-diversified Funds may encounter difficulty liquidating securities.

g) Industry Concentration. From time to time, market fluctuations in the value of a Fund’s investments, combined with a Fund’s non-diversified portfolio, may result in a Fund being concentrated in the securities of a single issuer or a small number of issuers, including in a particular industry. As a result, this Fund will be particularly exposed to the risks of that company or industry relative to the risk exposure of investment companies holding a diversified portfolio of securities or those that seek to maintain near-index weightings in their portfolio securities. Accordingly, in those cases, a Fund will be disproportionately exposed to the market conditions, interest rates, and economic, regulatory, or financial developments that significantly affect that company or industry. For example, due to the size of Baron Partners Fund’s investment in Tesla, which represents about 43% of the Fund’s net assets as of December 31, 2023, the Fund will be more adversely impacted by negative developments affecting the automotive and energy industries, as well as governmental environmental regulations.

h) Use of Estimates. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates.

i) Foreign Currency Translations. The accounting records of the Funds are maintained in U.S. dollars. Values of assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the price of such currencies at the NAV Calculation Time. Purchases and sales of investments and dividend income are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency transactions includes gain (loss) arising from the fluctuation in the exchange rates between trade and settlement dates on security transactions and currency gain (loss) between the accrual and payment dates on dividends

Baron Select Funds	December 31, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES AND INVESTMENT RISKS (Continued)

and foreign withholding taxes. The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statements of Operations. The Funds may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

Pursuant to U.S. federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are generally treated as ordinary income for U.S. federal income tax purposes.

j) Securities Lending. The Funds may lend securities to certain brokers under the terms of a master netting agreement. Upon such loans, the Funds receive collateral which is maintained by the custodian. The Funds may pay fees to the custodian for administering the securities lending program. The Funds earn interest on such collateral and earn income in the form of negotiated lenders’ fees, both of which are included in securities lending income in the Statements of Operations. Securities loaned are required to be secured at all times by collateral equal to at least 102% of the market value of the securities loaned. Risks may arise upon entering into securities lending to the extent that the value of the collateral is less than the value of the securities loaned due to the changes in the value of collateral or the loaned securities. The collateral is marked-to-market daily and settled on the next business day. The Funds may receive collateral in the form of cash or other eligible securities, such as a letter of credit issued by a U.S. bank or securities issued or guaranteed by the U.S. government. Securities purchased with cash collateral are subject to the risks inherent in investing in these securities.

There were no securities on loan at December 31, 2023.

k) Repurchase Agreements. The Funds may invest in repurchase agreements, which are short-term investments whereby the Funds acquire ownership of a debt security and the seller agrees to repurchase the security at a future date at a specified price. When entering into repurchase agreements, it is the Funds’ policy that their custodian take possession of the underlying collateral securities, the market value of which, at all times, equals at least 102% of the principal amount of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. The information required to be disclosed by FASB Accounting Standards Update No. 2011-11 for the Funds’ investments in repurchase agreements at December 31, 2023, including the fair value of the repurchase agreement and the amount of collateral, can be found in each respective Fund’s Portfolio of Investments.

l) Master Limited Partnerships. The Funds may invest in master limited partnerships (MLPs). MLPs are limited partnerships or limited liability companies, whose partnership units or limited liability interests are listed and traded on a U.S. securities exchange, and are treated as publicly traded partnerships for federal income tax purposes. To qualify to be treated as a partnership for tax purposes, an MLP must receive at least 90% of its income from qualifying sources as set forth in Section 7704(d) of the Internal Revenue Code of 1986, as amended. These qualifying sources include interest, dividend, real property rent, gain from sale or other disposition of real property and income from activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources.

m) Special Purpose Acquisition Company. The Funds may acquire an interest in a special purpose acquisition company (SPAC) in an initial public offering (IPO), via a private placement or a secondary market transaction. A SPAC is typically a publicly traded company that raises investment capital via an IPO for the purpose of acquiring the equity securities of one or more existing companies via merger, combination, acquisition or other similar transactions. To the extent the SPAC is invested in cash or similar securities, this may negatively affect a Fund’s performance if the Fund is invested in the SPAC during such period. There is no guarantee that the SPACs will complete an acquisition or that any acquisitions that are completed will be profitable. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. These transactions will require the approval of the respective shareholders and are subject to other customary closing conditions, including the receipt of certain regulatory approvals. If these conditions are not met, the SPAC’s acquisition may not close and, to the extent a Fund had committed to participate in a private placement (i.e., PIPE transaction, defined below), the Fund will no longer be obligated to fulfill its commitment.

n) Private Investment in Public Equity. The Funds may acquire equity securities of an issuer that are issued through a private investment in public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A Fund will generally earmark an amount of cash or high quality securities equal to the amount of its commitment to purchase the when-issued securities. PIPE transactions typically involve the purchase of securities directly from a publicly traded company in a private placement transaction, including securities issued by a SPAC, typically at a discount to the market price of the company’s securities. There is a risk that if the market price of the securities drops below a set threshold, the company may have to issue additional stock at a significantly reduced price, which may dilute the value of a Fund’s investment. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restriction can last an uncertain amount of time and may be many months. Until the public registration process is completed, securities acquired via a PIPE are restricted as to resale and a Fund cannot freely trade the securities. Generally, such restrictions cause these securities to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Publicly traded securities acquired via a PIPE transaction are typically valued at a discount to the market price of an issuer’s common stock and classified as Level 2 or Level 3 in the fair value hierarchy depending on the significance of the unobservable inputs. Discounts are applied due to certain trading restrictions imposed or a lack of marketability preceding the conversion to publicly traded securities. The primary inputs used in determining the discount are the length of the lock-up time period and volatility of the underlying security.

o) Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. None of the Funds will be subject to federal or state income taxes to the extent that they qualify as regulated investment companies and substantially all of their income is distributed.

December 31, 2023	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES AND INVESTMENT RISKS (Continued)

The Funds may be subject to foreign taxes on income and gains on investments that are accrued based upon the Funds’ understanding of the tax rules and regulations that exist in the countries in which the Funds invest. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

As a result of several court cases, Baron International Growth Fund has filed tax reclaims for previously withheld taxes on dividends earned in France. This filing is subject to various administrative proceedings by the local jurisdictions’ tax authorities, as well as several related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements until a positive decision has been awarded, at which time the amount will be recorded within dividend income on the Statement of Operations. Such amounts, if and when recorded, could result in an increase in Baron International Growth Fund’s NAV per share.

p) Restricted Securities. The Funds may invest in securities that are restricted as to public sale in accordance with the Securities Act of 1933. Such assets are valued by the Adviser pursuant to policies and procedures approved by the Board. Refer to Note 6 for additional information.

q) Distributions to Shareholders. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, foreign currency gains and losses, non-deductible interest expense, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, foreign capital gains tax, late-year loss deferral, post-October loss deferral, and wash sale loss deferral. Income dividends are normally declared and paid annually, except that the Baron Real Estate Income Fund’s income dividends (if any), will be declared and paid quarterly. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Funds, if not distributed. The Funds intend to declare and distribute these amounts, at least annually, to shareholders, but may be distributed more frequently. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

r) Commitments and Contingencies. In the normal course of business, the Funds may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Funds under these agreements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

s) Cash and Cash Equivalents. The Funds consider all short-term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

t) Russia and Ukraine Risk. Certain Funds invested in securities and instruments that are economically tied to Russia. Due to the uncertainty of the geopolitical tension in Russia/Ukraine, investments in Russia are subject to political, economic, legal, market and currency risks, as well as the risk that further economic sanctions may be imposed by the U.S. and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s performance and/or ability to achieve its investment objective. For example, certain transactions may be prohibited and/or existing investments may become illiquid (e.g., in the event that transacting in certain existing investments is prohibited), which could cause a Fund to sell other portfolio holdings at a disadvantageous time or price in order to meet shareholder redemptions.

3. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short-term securities, for the year ended December 31, 2023 were as follows:

Fund	Purchases	Sales
Baron Partners Fund	$370,864,090	$426,361,726
Baron Focused Growth Fund	481,587,516	58,634,445
Baron International Growth Fund	153,835,583	164,615,373
Baron Real Estate Fund	1,068,875,637	818,247,956
Baron Emerging Markets Fund	1,502,506,033	2,094,891,521
Baron Global Advantage Fund	15,313,464	277,051,922
Baron Real Estate Income Fund	173,164,146	115,970,370
Baron Health Care Fund	99,925,055	101,857,877
Baron FinTech Fund	13,456,133	7,993,889
Baron New Asia Fund	2,209,603	1,854,993
Baron Technology Fund	4,331,992	1,523,763

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees. The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (BCG), serves as investment adviser to the Funds. As compensation for services rendered, the Adviser receives a fee accrued daily as a percentage of each Fund’s average daily net assets and payable monthly, at an annual rate set forth below:

Fund	Annual Rate
Baron Partners Fund	1.00%
Baron Focused Growth Fund	1.00%
Baron International Growth Fund	0.88%
Baron Real Estate Fund	1.00%
Baron Emerging Markets Fund	1.00%
Baron Global Advantage Fund	0.85%
Baron Real Estate Income Fund	0.75%
Baron Health Care Fund	0.75%
Baron FinTech Fund	0.80%
Baron New Asia Fund	1.00%
Baron Technology Fund	0.80%

Baron Select Funds	December 31, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

4. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

The Adviser has contractually agreed to waive its fee or reimburse Fund expenses to the extent required to limit the net annual operating expense ratio (excluding portfolio transaction costs, interest, dividend and extraordinary expenses) pursuant to a contract expiring on August 29, 2034, unless renewed for another 11-year term , as follows:

	Annual Operating Expense Ratio Cap

Fund	Retail Shares	Institutional Shares	R6 Shares
Baron Partners Fund	1.45%	1.20%	1.20%
Baron Focused Growth Fund	1.35%	1.10%	1.10%
Baron International Growth Fund	1.20%	0.95%	0.95%
Baron Real Estate Fund	1.35%	1.10%	1.10%
Baron Emerging Markets Fund	1.50%	1.25%	1.25%
Baron Global Advantage Fund	1.15%	0.90%	0.90%
Baron Real Estate Income Fund	1.05%	0.80%	0.80%
Baron Health Care Fund	1.10%	0.85%	0.85%
Baron FinTech Fund	1.20%	0.95%	0.95%
Baron New Asia Fund	1.45%	1.20%	1.20%
Baron Technology Fund	1.20%	0.95%	0.95%

During the year ended December 31, 2023, the Adviser waived its management fees and reimbursed other expenses, if applicable, as follows:

	Retail Shares		Institutional Shares		R6 Shares

Fund	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed	Management Fees Waived	Expenses Reimbursed
Baron International Growth Fund	$41,337	$—	$108,342	$—	$40,291	$—
Baron Global Advantage Fund	97,448	—	192,311	—	3,762	—
Baron Real Estate Income Fund	37,516	—	148,725	—	1,327	—
Baron Health Care Fund	52,276	—	47,012	—	1,547	—
Baron FinTech Fund	30,918	—	89,858	—	20,546	—
Baron New Asia Fund	9,996	49,202	15,290	72,495	16,733	66,937
Baron Technology Fund	21,838	70,191	7,105	29,330	16,451	42,114

The aforementioned fee waivers and reimbursements, if applicable, are not subject to recoupment by the Adviser.

b) Distribution Fees. Baron Capital, Inc. (BCI), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the Funds’ shares. The Funds are authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets of the respective Funds.

c) Trustee Fees. Certain Trustees of the Trust are officers of the Adviser and received no direct renumeration in such capacity from the Fund Complex. The Fund Complex pays each Independent Trustee (an Independent Trustee is a Trustee who is not an interested person (as defined in the 1940 Act) of the Fund Complex) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board. Specifically, each Independent Trustee receives an annual base compensation of $172,000 with the lead Independent Trustee receiving an additional $20,000. An additional $48,000 per annum is paid to each Independent Trustee for attendance at the quarterly meetings of the Board. Each member of the Audit Committee receives an additional $10,000 in annual compensation with the Audit Committee Chairperson receiving an additional $10,000.

d) Custody, Fund Accounting and Administration Fees. The Funds have entered into an agreement with State Street Bank and Trust Company (State Street) to perform custody, accounting and certain administrative services.

e) Cross Trades. The Funds are permitted to purchase securities from, or sell securities to, other Funds within the Trust, the funds in Baron Investment Funds Trust and other entities advised or subadvised by the Adviser, pursuant to “Cross-Trading Procedures” adopted by the Board. These procedures have been designed to ensure that any cross-trade of securities by the respective Baron Fund from or to another fund/other entity that is or could be considered an affiliate of a Fund under certain limited circumstances by virtue of having a common investment adviser, common officers, or common trustees complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price and with no commissions. Pursuant to these procedures, for the year ended December 31, 2023, the Funds did not engage in the cross-trades.

f) Ownership Concentration. As of December 31, 2023, the officers, Trustees, and portfolio managers owned, directly or indirectly, 36.34% of Baron Focused Growth Fund, 23.35% of Baron FinTech Fund, 63.34% of Baron New Asia Fund, and 35.30% of Baron Technology Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to Baron Focused Growth Fund, Baron FinTech Fund, Baron New Asia Fund and Baron Technology Fund shareholders.

5. LINE OF CREDIT

Baron Partners Fund participates in a committed syndicated line of credit agreement with State Street in the amount of $1 billion that is used for investment purposes. Depending on the outstanding loan amount, a commitment fee of 0.15% or 0.25% per annum is incurred on the unused portion of the line of credit. Baron Partners Fund may borrow up to the lesser of $1 billion or the maximum amount Baron Partners Fund may borrow under the 1940 Act, the limitations included in Baron Partners Fund’s

December 31, 2023	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

5. LINE OF CREDIT (Continued)

prospectus, or any limit or restriction under any law or regulation to which Baron Partners Fund is subject or any agreement to which Baron Partners Fund is a party. Interest is charged to Baron Partners Fund, based on its borrowings, at a rate per annum equal to the higher of the One-Month Term Secured Overnight Financing Rate plus 0.10%, the Federal Funds Effective Rate, or the Overnight Bank Funding Rate (OBFR); plus a margin of 0.85%. An upfront fee of 0.05% is incurred on the commitment amount.

The Fund Complex (except Baron Partners Fund), participates in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each fund may borrow up to the lesser of $200 million or the maximum amount each fund may borrow under the 1940 Act, the limitations included in each fund’s prospectus, or any limit or restriction under any law or regulation to which each fund is subject or any agreement to which each fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the funds may not exceed $200 million. Interest is charged to each fund, based on its borrowings, at a rate per annum equal to the higher of the OBFR plus 0.10% or the Federal Funds Effective Rate plus 0.10%; plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating funds based on their relative net assets.

During the year ended December 31, 2023, the following Funds had borrowings under the line of credit as follows:

Fund	Average Daily Loan Balance*	Maximum Daily Loan Outstanding	Weighted Average Interest Rate*	Number of Days Borrowing Outstanding	Outstanding Balance as of 12/31/2023
Baron Partners Fund	$956.3 million	$1.0 billion	6.13%	365	$987 million
Baron Global Advantage Fund	$4.1 million	$24.1 million	6.32%	148	$700,000

*	For the days borrowings were outstanding.

The Adviser believes that the fair value of the liabilities under each line of credit is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates over time. A Fund’s outstanding balance under the line of credit, if any, would be categorized as Level 2 in the fair value hierarchy, which is further discussed in Note 7.

6. RESTRICTED SECURITIES

At December 31, 2023, investments in securities included securities that are restricted and/or illiquid. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale and are valued pursuant to the policies and procedures for fair value pricing approved by the Board. An illiquid investment is any investment that the Funds reasonably expect cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of SEC Rule 22e -4 (the Liquidity Rule) governing classification of portfolio securities. The Funds may receive more or less than this valuation in an actual sale and that difference could be material.

At December 31, 2023, the Funds held investments in restricted and/or illiquid securities that were valued pursuant to policies and procedures for fair value pricing as follows:

	Baron Partners Fund

Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Space Exploration Technologies Corp.	9/13/2017	$244,296,440
StubHub Holdings, Inc.	12/22/2021	43,648,760
X Holdings I, Inc.	5/4/2022	16,392,000

Private Convertible Preferred Stocks
Northvolt AB	5/19/2021	7,361,160

Private Preferred Stocks
Space Exploration Technologies Corp.	11/15/2017-8/4/2020	537,262,630

Total Restricted Securities:		$848,960,990

(Cost $246,093,669)† (12.22% of Net Assets)

	Baron Focused Growth Fund

Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Space Exploration Technologies Corp.	9/13/2017	$74,955,780

Private Preferred Stocks
Space Exploration Technologies Corp.	11/15/2017-11/29/2023	51,132,580

Total Restricted Securities:		$126,088,360

(Cost $49,949,856)† (9.44% of Net Assets)

†	See Portfolios of Investments for cost of individual securities.

Baron Select Funds	December 31, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

6. RESTRICTED SECURITIES (Continued)

	Baron International Growth Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
Sberbank of Russia PJSC	1/24/2017-10/29/2021	$316

Warrants
Constellation Software, Inc., Exp 3/31/2040	8/23/2023	0

Total Restricted Securities:		$316

(Cost $1,650,983)† (0.00%^ of Net Assets)

	Baron Emerging Markets Fund

Name of Issuer	Acquisition Date(s)	Value
Common Stocks
Sberbank of Russia PJSC	2/11/2016	$11,644

Private Common Stocks
Pine Labs PTE. Ltd.	5/17/2021	74,029,330

Private Convertible Preferred Stocks
Bundl Technologies Private Ltd.	1/3/2022	87,247,656
Think & Learn Private Limited	3/31/2021	9,639,855

Total Restricted Securities:		$170,928,485

(Cost $230,983,530)† (3.76% of Net Assets)

	Baron Global Advantage Fund

Name of Issuer	Acquisition Date(s)	Value
Private Common Stocks
Farmers Business Network, Inc.	7/31/2020-9/15/2021	$557,556
Space Exploration Technologies Corp.	3/25/2021-12/3/2021	31,755,860

Private Convertible Preferred Stocks
Resident Home, Inc.	12/3/2020	3,601,189
Think & Learn Private Limited	3/31/2021	5,784,290

Private Preferred Stocks
GM Cruise Holdings LLC	1/19/2021	2,798,294

Total Restricted Securities:		$44,497,189

(Cost $74,264,662)† (6.49% of Net Assets)

†	See Portfolios of Investments for cost of individual securities.
^	Rounds to less than 0.01%.

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Funds. Unobservable inputs are inputs that reflect the Funds’ own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2  —  prices determined using other inputs that are observable either directly or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3  —  prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. For example, non-U.S. securities, with markets that close hours before the Funds value their holdings, may require revised valuations to more accurately reflect their fair value. Since these values obtained from quoted prices in an active market are adjusted, such securities are reflected as Level 2.

December 31, 2023	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach that may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine its fair value. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

The following is a summary of the inputs used as of December 31, 2023 in valuing the Funds’ investments carried at fair value:

	Baron Partners Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$7,072,668,226	$—	$—	$7,072,668,226
Private Common Stocks†	—	—	304,337,200	304,337,200
Private Convertible Preferred Stocks	—	—	7,361,160	7,361,160
Private Preferred Stocks	—	—	537,262,630	537,262,630
Short Term Investments	—	664,989	—	664,989

Total Investments	$7,072,668,226	$664,989	$848,960,990	$7,922,294,205

	Baron Focused Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$1,202,630,587	$—	$—	$1,202,630,587
Private Common Stocks	—	—	74,955,780	74,955,780
Private Preferred Stocks	—	—	51,132,580	51,132,580
Short Term Investments	—	5,193,277	—	5,193,277

Total Investments	$1,202,630,587	$5,193,277	$126,088,360	$1,333,912,224

	Baron International Growth Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$158,621,051	$333,393,767	$316	$492,015,134
Rights	4,237	—	—	4,237
Warrants†	22,221	—	0	22,221
Short Term Investments	—	21,161,339	—	21,161,339

Total Investments	$158,647,509	$354,555,106	$316	$513,202,931

	Baron Real Estate Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$1,713,727,822	$—	$—	$1,713,727,822
Short Term Investments	—	23,643,399	—	23,643,399

Total Investments	$1,713,727,822	$23,643,399	$—	$1,737,371,221

†	See Portfolios of Investments for additional detailed categorizations.

Baron Select Funds	December 31, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron Emerging Markets Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$1,053,047,192	$3,178,837,059	$11,644	$4,231,895,895
Private Common Stocks	—	—	74,029,330	74,029,330
Private Convertible Preferred Stocks†	—	—	96,887,511	96,887,511
Rights	79,879	—	—	79,879
Warrants	937	—	—	937
Short Term Investments	—	163,499,913	—	163,499,913

Total Investments	$1,053,128,008	$3,342,336,972	$170,928,485	$4,566,393,465

	Baron Global Advantage Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$556,689,908	$85,346,998	$—	$642,036,906
Private Common Stocks†	—	—	32,313,416	32,313,416
Private Convertible Preferred Stocks†	—	—	9,385,479	9,385,479
Private Preferred Stocks	—	—	2,798,294	2,798,294
Warrants†	127,164	—	—	127,164

Total Investments	$556,817,072	$85,346,998	$44,497,189	$686,661,259

	Baron Real Estate Income Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$146,299,365	$—	$—	$146,299,365
Short Term Investments	—	1,195,576	—	1,195,576

Total Investments	$146,299,365	$1,195,576	$—	$147,494,941

	Baron Health Care Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$205,695,097	$—	$—	$205,695,097
Short Term Investments	—	4,598,348	—	4,598,348

Total Investments	$205,695,097	$4,598,348	$—	$210,293,445

	Baron FinTech Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$57,508,374	$1,390,185	$—	$58,898,559
Short Term Investments	—	726,336	—	726,336

Total Investments	$57,508,374	$2,116,521	$—	$59,624,895

†	See Portfolios of Investments for additional detailed categorizations.

December 31, 2023	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron New Asia Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$894,869	$3,222,157	$—	$4,117,026
Short Term Investments	—	270,813	—	270,813

Total Investments	$894,869	$3,492,970	$—	$4,387,839

	Baron Technology Fund

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)	Total
Common Stocks†	$8,297,652	$333,783	$—	$8,631,435
Short Term Investments	—	341,928	—	341,928

Total Investments	$8,297,652	$675,711	$—	$8,973,363

†	See Portfolios of Investments for additional detailed categorizations.

The following is a reconciliation of investments in which unobservable inputs (Level 3) were used in determining fair value:

	Baron Partners Fund

Investments in Securities	Balance as of December 31, 2022	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2023	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2023
Private Common Stocks
Communication Services[1]	$64,260,385	$—	$—	$(4,219,625)	$—	$—	$—	$—	$60,040,760	$(4,219,625)
Industrials	185,269,761	—	—	59,026,679	—	—	—	—	244,296,440	59,026,679
Private Convertible Preferred Stocks
Industrials	7,651,108	—	—	(289,948)	—	—	—	—	7,361,160	(289,948)
Private Preferred Stocks
Industrials	407,449,715	—	—	129,812,915	—	—	—	—	537,262,630	129,812,915

Total	$664,630,969	$—	$—	$184,330,021	$—	$—	$—	$—	$848,960,990	$184,330,021

	Baron Focused Growth Fund

Investments in Securities	Balance as of December 31, 2022	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2023	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2023
Private Common Stocks
Industrials	$56,845,034	$—	$—	$18,110,746	$—	$—	$—	$—	$74,955,780	$18,110,746
Private Preferred Stocks
Industrials	29,695,891	—	—	11,436,429	10,000,260	—	—	—	51,132,580	11,436,429

Total	$86,540,925	$—	$—	$29,547,175	$10,000,260	$—	$—	$—	$126,088,360	$29,547,175

See Footnotes on page 65.

Baron Select Funds	December 31, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron International Growth Fund

Investments in Securities	Balance as of December 31, 2022	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3		Transfers Out of Level 3	Balance as of December 31, 2023	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2023
Common Stocks
Russia	$383	$—	$—	$(6,182)	$6,115	$—	$—		$—	$316	$(6,182)
Warrants
Canada[2]	—	—	—	—	—	—	—		—	—	—

Total	$383	$—	$—	$(6,182)	$6,115	$—	$—		$—	$316	$(6,182)

	Baron Emerging Markets Fund

Investments in Securities	Balance as of December 31, 2022	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3		Transfers Out of Level 3	Balance as of December 31, 2023	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2023
Common Stocks
India[3]	$4,695,422	$—	$—	$69,475	$—	$—	$—		$(4,764,897)	$—	$—
Russia	973,717	—	(121,196,195)	159,646,544	466,134	(39,878,556)	—		—	11,644	(226,828)
Spain[4]	895,880	—	—	229,345	—	—	—		(1,125,225)	—	—
Private Common Stocks
India	62,888,509	—	—	11,140,821	—	—	—		—	74,029,330	11,140,821
Private Convertible Preferred Stocks
India	124,493,494	—	—	(27,605,983)	—	—	—		—	96,887,511	(27,605,983)

Total	$193,947,022	$—	$(121,196,195)	$143,480,202	$466,134	$(39,878,556)	$—		$(5,890,122)	$170,928,485	$(16,691,990)

	Baron Global Advantage Fund

Investments in Securities	Balance as of December 31, 2022	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3		Transfers Out of Level 3	Balance as of December 31, 2023	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2023
Common Stocks
Spain[4]	$292,283	$—	$38,840	$36,306	$—	$(38,947)	$—		$(328,482)	$—	$—
Private Common Stocks
United States	24,083,038	—	—	7,672,822	—	—	557,556	[5]	—	32,313,416	(4,943,217)
Private Convertible Preferred Stocks
India	44,144,184	—	—	(38,359,894)	—	—	—		—	5,784,290	(38,359,894)
United States	14,339,262	—	—	(10,180,517)	—	—	—		(557,556)[5]	3,601,189	2,435,522
Private Preferred Stocks
United States	11,087,146	—	—	(8,288,852)	—	—	—		—	2,798,294	(8,288,852)

Total	$93,945,913	$—	$38,840	$(49,120,135)	$—	$(38,947)	$557,556		$(886,038)	$44,497,189	$(49,156,441)

See Footnotes on page 65.

December 31, 2023	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

	Baron New Asia Fund

Investments in Securities	Balance as of December 31, 2022	Accrued Premiums/ Discounts	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of December 31, 2023	Change in Net Unrealized Appreciation (Depreciation) from Investments still held at December 31, 2023
Common Stocks
India[3]	$5,070	$—	$—	$75	$—	$—	$—	$(5,145)	$—	$—

Total

[1]	GICS sector reclassification for StubHub Holdings, Inc. from Consumer Discretionary to Communication Services occurred on March 17, 2023.
[2]	Constellation Software, Inc. warrants shares were received in a spin-off on August 23, 2023, but were not listed on an exchange.
[3]	Aarti Pharmalabs Ltd. commenced trading on an exchange as of January 30, 2023.
[4]	Codere Online Luxembourg, S.A. Founders shares restriction placed on resale was lifted on November 15, 2023.
[5]	Farmers Business Network, Inc. private preferred stock converted to private common stock on September 28, 2023.

Unobservable valuation inputs developed by the Adviser for significant (greater than 1% of net assets) Level 3 investments as of December 31, 2023 were as follows:

Baron Partners Fund

Sector	Company	Fair Value as of December 31, 2023	Valuation Technique	Unobservable Input	Weighted Average used on December 31, 2023	Range used on December 31, 2023	Impact to Valuation from an Increase in Input*
Private Common Stocks: Communication Services	StubHub Holdings, Inc.	$43,648,760	Combination of valuation using multiples, current value via comparable companies, option- pricing, and scenario analysis methods	Enterprise Value / EBITDA Multiple	17.9x%	10.3x - 21.5x	Increase
				Change in the composite equity index of comparable companies	(0.58)%	(1.06)% -(0.09)%	Increase
				Discount for lack of marketability	8.83%	6.36% - 8.96%	Decrease
				Estimated volatility of the returns of equity[4]	38.84%	24.90% - 46.00%	Decrease
				Scenario Probabilities: Scenario A /Scenario B / Scenario C6	95% / 4% / 1%	1% - 95%	n/a
Private Common Stocks: Communication Services	X Holdings I, Inc.	$16,392,000	Recent valuation for employee grants	Enterprise Value Estimate	$19 billion	$19 billion	n/a
Private Common Stocks: Industrials	Space Exploration Technologies Corp.	$244,296,440	Observed transaction	Observed Transaction Price	$97.00	$97.00	Increase
Private Preferred Stocks: Industrials	Space Exploration Technologies Corp.	$537,262,630	Observed transaction	Observed Transaction Price	$970.00	$970.00	Increase
Private Convertible Preferred Stocks: Industrials	Northvolt AB	$7,361,160	Combination of observed transaction, current value via comparable companies, and option-pricing methods	Observed Transaction Price	$0.37	$0.37	Increase
				Change in the composite equity index of comparable companies	(1.45)%	(3.85)% - 0.44%	Increase
				Discount for lack of marketability	18.19%	18.19%	Decrease
				Estimated volatility of the returns of equity[1]	55.06%	28.32% - 87.21%	Decrease

See Footnotes on page 67.

Baron Select Funds	December 31, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Baron Focused Growth Fund

Sector	Company	Fair Value as of December 31, 2023	Valuation Technique	Unobservable Input	Weighted Average used on December 31, 2023	Range used on December 31, 2023	Impact to Valuation from an Increase in Input*
Private Common Stocks: Industrials	Space Exploration Technologies Corp.	$74,955,780	Observed transaction	Observed Transaction Price	$97.00	$97.00	Increase
Private Preferred Stocks: Industrials	Space Exploration Technologies Corp.	$51,132,580	Observed transaction	Observed Transaction Price	$970.00	$970.00	Increase

Baron Emerging Markets Fund

Sector	Company	Fair Value as of December 31, 2023	Valuation Technique	Unobservable Input	Weighted Average used on December 31, 2023	Range used on December 31, 2023	Impact to Valuation from an Increase in Input*
Private Common Stocks: Financials	Pine Labs PTE. Ltd.	$74,029,330	Combination of observed transaction, current value via comparable companies, scenario analysis, and option- pricing methods	Observed Transaction Price	$609.30	$609.30	Increase
				Change in the composite equity index of comparable companies	0.23%	0% - 3.05%	Increase
				Discount for lack of marketability	5.83%	5.83%	Decrease
				Estimated volatility of the returns of equity[5]	16.88%	14.13% - 41.59%	Decrease
				Scenario Probabilities: Scenario A / Scenario B7	100% / 0%	0% - 100%	n/a
Private Convertible Preferred Stocks: Consumer Discretionary	Bundl Technologies Private Ltd.	$87,247,656	Combination of observed transaction, current value via comparable companies, scenario analysis, and option- pricing methods	Observed Transaction Price	492,430.00 Indian rupee	492,430.00 Indian rupee	Increase
				Change in the composite equity index of comparable companies	0.14%	(1.02)% - 0.41%	Increase
				Discount for lack of marketability	2.63%	2.63%	Decrease
				Estimated volatility of the returns of equity[5]	28.19%	9.47% - 38.26%	Decrease
				Scenario Probabilities: Scenario A / Scenario B7	100% /0%	0% - 100%	n/a
Private Convertible Preferred Stocks: Consumer Discretionary	Think & Learn Private Limited	$9,639,855	Discount to equity value from last observed transaction	Discount	(86.36)%	(86.36)%	Decrease

See Footnotes on page 67.

December 31, 2023	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

7. FAIR VALUE MEASUREMENTS (Continued)

Baron Global Advantage Fund

Sector	Company	Fair Value as of December 31, 2023	Valuation Technique	Unobservable Input	Weighted Average used on December 31, 2023	Range used on December 31, 2023	Impact to Valuation from an Increase in Input*
Private Common Stocks: Industrials	Space Exploration Technologies Corp.	$31,755,860	Observed transaction	Observed Transaction Price	$97.00	$97.00	Increase
Private Common Stocks: Materials	Farmers Business Network, Inc.	$557,556	Scenario analysis	Public Markets Event Scenario Probabilities[2]	9.1%	8% - 10%	n/a
				Liquidity Scenario Probabilities: Scenario A / Scenario B7	50.00%	50% - 50%	n/a
Private Convertible Preferred Stocks: Consumer Discretionary	Resident Home, Inc.	$3,601,189	Combination of third-party valuation, current value via comparable companies, option-pricing, and scenario analysis methods	Third-Party Valuation	$50.27	$50.27	Increase
				Change in the composite equity index of comparable companies	(2.53)%	(4.63)% - (0.74)%	Increase
				Discount for lack of marketability	21.60%	21.60%	Decrease
				Estimated volatility of the returns of equity[4]	64.98%	37.42% - 93.00%	Decrease
				Scenario Probabilities: Scenario A / Scenario B7	75% / 25%	25% - 75%	n/a
Private Convertible Preferred Stocks: Consumer Discretionary	Think & Learn Private Limited	$5,784,290	Discount to equity value from last observed transaction	Discount	(86.36)%	(86.36)%	Decrease
Private Preferred Stocks: Industrials	GM Cruise Holdings LLC	$2,798,294	Combination of observed transaction price and scenario analysis methods	Observed Transaction Price	$24.27	$24.27	Increase
				Scenario Probabilities: Scenario A / Scenario B / Scenario C3	50% / 50% / 0%	0% - 50%	n/a

[1]	The volatility was calculated as a simple-average of the volatilities of the individual comparable companies.
[2]	The probabilities are associated with a range of potential IPO valuations.
[3]	Scenario A represents a worst case scenario. Scenario B represents a negative scenario that is better than the worst case. Scenario C represents a positive scenario.
[4]	The volatility was calculated as a weighted-average of the volatilities of the individual comparable companies. Some companies have a higher weight in the calculation than others.
[5]	The volatility was calculated as a weighted-average of the volatilities of the individual comparable companies and an ETF. Some companies have a higher weight in the calculation than others.
[6]	Scenario A represents a Direct Listing/ IPO Event, Scenario B represents an Other Sale Event, and Scenario C represents a Liquidation Event.
[7]	Scenario A represents an IPO Event, while Scenario B represents a Liquidation/M&A Event.
*

Represents the directional change in the fair value of Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

A significant change in the EV/EBITDA multiple ratio may result in a directionally similar significant change in the fair value measurement, while a significant change in the discount for lack of marketability and equity index of comparable companies may not result in a materially higher or lower fair value measurement.

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) may differ for financial statement and tax purposes due to differing treatments of net investment loss, foreign currency gains and losses, non-deductible interest expense, reclassification of distributions, partnership basis adjustments, income from passive foreign investment companies, foreign capital gains tax, late year loss deferral, post-October loss deferral, and wash sale loss deferral. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

Baron Select Funds	December 31, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

For the year ended December 31, 2023, the Funds recorded the following permanent reclassifications to reflect tax character. Reclassifications between income, gains and paid-in capital relate primarily to the tax treatment of net investment losses. Results of operations and net assets were not affected by these reclassifications.

Fund	Distributable Earnings/ (Losses)	Paid-In Capital
Baron Partners Fund	$42,400,906	$(42,400,906)
Baron Focused Growth Fund	3,872,144	(3,872,144)
Baron International Growth Fund	8,896	(8,896)
Baron Real Estate Fund	—	—
Baron Emerging Markets Fund	(361,088)	361,088
Baron Global Advantage Fund	6,586,800	(6,586,800)
Baron Real Estate Income Fund	—	—
Baron Health Care Fund	31,269	(31,269)
Baron FinTech Fund	71,930	(71,930)
Baron New Asia Fund	(9,549)	9,549
Baron Technology Fund	34,134	(34,134)

As of December 31, 2023, the Funds’ cost of investments and gross unrealized appreciation (depreciation) for U.S. federal income tax purposes were as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Cost of investments	$1,688,805,882	$828,121,461	$420,788,673	$1,320,838,922	$3,893,381,244

Gross tax unrealized appreciation	6,297,301,032	520,366,760	118,562,735	423,751,416	999,621,669
Gross tax unrealized depreciation	(63,812,709)	(14,575,997)	(26,148,477)	(7,219,117)	(326,609,448)

Net tax unrealized appreciation (depreciation)	6,233,488,323	505,790,763	92,414,258	416,532,299	673,012,221

	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund	Baron FinTech Fund	Baron New Asia Fund	Baron Technology Fund
Cost of investments	$467,535,250	$133,296,405	$166,198,592	$54,870,336	$4,378,885	$7,595,253

Gross tax unrealized appreciation	291,019,855	26,731,003	45,022,365	6,077,737	408,147	1,441,588
Gross tax unrealized depreciation	(71,893,846)	(12,532,467)	(927,512)	(1,323,178)	(399,193)	(63,478)

Net tax unrealized appreciation (depreciation)	219,126,009	14,198,536	44,094,853	4,754,559	8,954	1,378,110

As of December 31, 2023, the components of net assets on a tax basis were as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Undistributed (accumulated) ordinary income (loss)	—	—	370,966	3,059,605	11,457,334
Non-deductible interest expense	(84,370,797)	—	—	—	—
Qualified late year loss deferral	—	—	—	—	—
Capital loss carryforwards	(423,436,273)	(93,017,553)	(67,968,263)	(87,516,612)	(1,234,245,748)
Net tax unrealized appreciation (depreciation) on investments	6,233,488,323	505,790,763	92,414,258	416,532,299	673,012,221
Net tax unrealized currency appreciation (depreciation)	—	—	(1,503,588)	—	(28,644,095)
Paid-in capital	1,219,105,809	922,921,005	488,647,020	1,408,523,742	5,119,406,285

Net Assets	$6,944,787,062	$1,335,694,215	$511,960,393	$1,740,599,034	$4,540,985,997

	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund	Baron FinTech Fund	Baron New Asia Fund	Baron Technology Fund
Undistributed (accumulated) ordinary income (loss)	—	230,452	—	—	17,177	—
Non-deductible interest expense	(205,667)	—	—	—	—	—
Qualified late year loss deferral	(720,405)	—	—	—	—	—
Capital loss carryforwards	(391,978,801)	(21,479,117)	(40,281,394)	(6,666,481)	(1,008,011)	(920,895)
Net tax unrealized appreciation (depreciation) on investments	219,126,009	14,198,536	44,094,853	4,754,559	8,954	1,378,110
Net tax unrealized currency appreciation (depreciation)	—	—	—	—	(37,085)	5
Paid-in capital	859,572,479	155,133,303	206,618,945	61,510,807	5,355,026	8,572,994

Net Assets	$685,793,615	$148,083,174	$210,432,404	$59,598,885	$4,336,061	$9,030,214

December 31, 2023	Baron Select Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

At December 31, 2023, the Funds had capital loss carryforwards as follows:

	Baron Partners Fund	Baron Focused Growth Fund	Baron International Growth Fund	Baron Real Estate Fund	Baron Emerging Markets Fund
Short Term	$199,606,737	$65,670,065	$41,024,927	$87,516,612	$691,198,756

Long Term	$223,829,536	$27,347,488	$26,943,336	$—	$543,046,992

Capital loss carryforward utilized during the year ended December 31, 2023	$—	$—	$—	$4,394,589	$—

	Baron Global Advantage Fund	Baron Real Estate Income Fund	Baron Health Care Fund	Baron FinTech Fund	Baron New Asia Fund	Baron Technology Fund
Short Term	$176,960,057	$19,495,138	$35,739,625	$2,787,006	$423,470	$563,218	[1]

Long Term	$215,018,744	$1,983,979	$4,541,769	$3,879,475	$584,541	$357,677	[1]

Capital loss carryforward utilized during the year ended December 31, 2023	$—	$—	$1,797,821	$30,046	$—	$—

[1]	Future utilization of losses may be subject to limitations under current tax laws.

The tax character of distributions paid during the years ended December 31, 2023 and December 31, 2022 was as follows:

	Year Ended December 31, 2023		Year Ended December 31, 2022

	Ordinary[1]	Long Term Capital Gain	Ordinary[1]	Long Term Capital Gain
Baron Partners Fund	$—	$—	$—	$151,105,996
Baron Focused Growth Fund	—	—	—	75,070,394
Baron International Growth Fund	2,770,604	—	67,263	6,202,900
Baron Real Estate Fund	6,044,613	—	23,995,802	13,592,258
Baron Emerging Markets Fund	30,922,677	—	—	—
Baron Global Advantage Fund	—	—	—	17,374,025
Baron Real Estate Income Fund	2,148,522	—	1,233,337	613,536
Baron Health Care Fund	—	—	—	—
Baron FinTech Fund	—	—	—	579,664
Baron New Asia Fund	—	—	—	—
Baron Technology Fund	—	—	—	—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

The Funds follow the provisions of FASB Codification Section 740 (ASC Section 740) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Funds are required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50% likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Funds’ federal income tax returns for all open years (current and prior three years), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. At December 31, 2023 the Funds did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Funds’ federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

9. RECENT REGULATORY UPDATE

In October 2022, the SEC adopted the Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds rule and reform amendments requiring open-end management investment companies, including mutual funds and exchange-traded funds, to transmit concise and visually engaging semi-annual and annual tailored shareholder reports that highlight key information, including fund expenses, performance, and holdings to shareholders. Certain information from the Funds’ current shareholder reports, including the Funds’ portfolios of investments, financial statements, and financial highlights, will move to Form N-CSR. This information will be available online, mailed upon request and filed on a semi-annual basis. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Funds until the 2024 semi-annual shareholder reports.

10. SUBSEQUENT EVENTS

Management has evaluated events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements and has determined that there were no subsequent events that required adjustment to or disclosure in the financial statements.

Baron Select Funds	December 31, 2023

FINANCIAL HIGHLIGHTS

BARON PARTNERS FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:					Ratios to Average Net Assets:				Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)[2]	Operating expenses (%)	Interest expense (%)	Total expenses (%)	Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2023	111.55	(2.52)	50.60	48.08	0.00	0.00	0.00	159.63	43.10	1.30	0.94	2.24	(1.77)	2,959.9	5.19

2022	199.00	(1.96)	(81.93)	(83.89)	0.00	(3.56)	(3.56)	111.55	(42.56)	1.30	0.39	1.69	(1.29)	2,136.4	6.19

2021	164.18	(1.98)	52.16	50.18	0.00	(15.36)	(15.36)	199.00	31.39	1.30	0.06	1.36	(1.11)	3,903.2	9.14

2020	69.04	(1.12)	102.29	101.17	0.00	(6.03)	(6.03)	164.18	148.56	1.31	0.25	1.56	(1.18)	3,219.4	10.70

2019	47.77	(0.75)	22.20	21.45	0.00	(0.18)	(0.18)	69.04	44.97	1.32	0.90	2.22	(1.29)	1,353.6	7.97

INSTITUTIONAL SHARES

Year Ended December 31,

2023	115.85	(2.25)	52.61	50.36	0.00	0.00	0.00	166.21	43.47	1.04	0.95	1.99	(1.52)	3,464.4	5.19

2022	205.95	(1.63)	(84.91)	(86.54)	0.00	(3.56)	(3.56)	115.85	(42.41)	1.04	0.40	1.44	(1.04)	2,329.7	6.19

2021	169.04	(1.58)	53.85	52.27	0.00	(15.36)	(15.36)	205.95	31.73	1.05	0.06	1.11	(0.86)	4,126.7	9.14

2020	70.82	(0.92)	105.17	104.25	0.00	(6.03)	(6.03)	169.04	149.18	1.05	0.25	1.30	(0.93)	3,191.4	10.70

2019	48.86	(0.62)	22.76	22.14	0.00	(0.18)	(0.18)	70.82	45.38	1.06	0.90	1.96	(1.03)	1,187.0	7.97

R6 SHARES

Year Ended December 31,

2023	115.84	(2.25)	52.59	50.34	0.00	0.00	0.00	166.18	43.46	1.05	0.94	1.99	(1.52)	520.5	5.19

2022	205.94	(1.63)	(84.91)	(86.54)	0.00	(3.56)	(3.56)	115.84	(42.41)	1.04	0.40	1.44	(1.04)	359.8	6.19

2021	169.03	(1.58)	53.85	52.27	0.00	(15.36)	(15.36)	205.94	31.73	1.05	0.06	1.11	(0.86)	627.5	9.14

2020	70.82	(0.91)	105.15	104.24	0.00	(6.03)	(6.03)	169.03	149.16	1.05	0.25	1.30	(0.93)	465.0	10.70

2019	48.86	(0.62)	22.76	22.14	0.00	(0.18)	(0.18)	70.82	45.38	1.06	0.90	1.96	(1.03)	186.9	7.97

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.

70	See Notes to Financial Statements.

December 31, 2023	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON FOCUSED GROWTH FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:					Ratios to Average Net Assets:					Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)[2]	Gross expenses (%)		Net expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2023	28.61	(0.19)	8.03	7.84	0.00	0.00	0.00	36.45	27.40	1.32		1.32		(0.57)	316.9	5.84

2022	44.52	(0.26)	(12.14)	(12.40)	0.00	(3.51)	(3.51)	28.61	(28.30)	1.32		1.32		(0.74)	174.3	22.34

2021	43.36	(0.51)	8.59	8.08	0.00	(6.92)	(6.92)	44.52	18.83	1.32	[3]	1.32	[3]	(1.12)	209.8	45.28

2020	20.18	(0.32)	24.74	24.42	0.00	(1.24)	(1.24)	43.36	122.21	1.35		1.35		(1.15)	157.7	18.09

2019	15.81	(0.12)	4.85	4.73	0.00	(0.36)	(0.36)	20.18	30.03 [4]	1.39	[3]	1.35	[3]	(0.67)	49.1	4.53

INSTITUTIONAL SHARES

Year Ended December 31,

2023	29.82	(0.11)	8.38	8.27	0.00	0.00	0.00	38.09	27.73	1.06		1.06		(0.31)	690.5	5.84

2022	46.09	(0.16)	(12.60)	(12.76)	0.00	(3.51)	(3.51)	29.82	(28.11)	1.06		1.06		(0.45)	300.3	22.34

2021	44.56	(0.40)	8.85	8.45	0.00	(6.92)	(6.92)	46.09	19.16	1.05	[3]	1.05	[3]	(0.85)	307.8	45.28

2020	20.67	(0.24)	25.37	25.13	0.00	(1.24)	(1.24)	44.56	122.75	1.07		1.07		(0.88)	233.7	18.09

2019	16.15	(0.08)	4.96	4.88	0.00	(0.36)	(0.36)	20.67	30.33 [4]	1.11	[3]	1.10	[3]	(0.42)	91.3	4.53

R6 SHARES

Year Ended December 31,

2023	29.84	(0.11)	8.39	8.28	0.00	0.00	0.00	38.12	27.75	1.06		1.06		(0.32)	328.3	5.84

2022	46.12	(0.17)	(12.60)	(12.77)	0.00	(3.51)	(3.51)	29.84	(28.11)	1.05		1.05		(0.48)	252.9	22.34

2021	44.59	(0.40)	8.85	8.45	0.00	(6.92)	(6.92)	46.12	19.15	1.05	[3]	1.05	[3]	(0.86)	320.6	45.28

2020	20.68	(0.24)	25.39	25.15	0.00	(1.24)	(1.24)	44.59	122.78	1.07		1.07		(0.87)	271.3	18.09

2019	16.16	(0.07)	4.95	4.88	0.00	(0.36)	(0.36)	20.68	30.31	1.10	[3]	1.10	[3]	(0.40)	122.0	4.53

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]	Includes interest expense of less than 0.01%.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.

See Notes to Financial Statements.	71

Baron Select Funds	December 31, 2023

FINANCIAL HIGHLIGHTS (Continued)

BARON INTERNATIONAL GROWTH FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:			Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)[2]		Gross expenses (%)	Net expenses (%)	Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2023	23.80	0.10	1.64	1.74	(0.09)	0.00	(0.09)	25.45	7.33	[3]	1.26	1.20	0.40	76.0	32.76

2022	33.29	0.02	(9.21)	(9.19)	0.00	(0.30)	(0.30)	23.80	(27.47)[3]		1.26	1.20	0.06	66.8	47.04

2021	31.97	(0.11)	3.18	3.07	(0.63)	(1.12)	(1.75)	33.29	9.64	[3]	1.23	1.20	(0.33)	100.2	36.00

2020	24.50	(0.01)	7.49	7.48	(0.01)	0.00	(0.01)	31.97	30.52	[3]	1.28	1.20	(0.05)	85.5	41.13

2019	19.00	0.01	5.51	5.52	(0.01)	(0.01)	(0.02)	24.50	29.06	[3]	1.31	1.20	0.06	82.0	56.52

INSTITUTIONAL SHARES

Year Ended December 31,

2023	24.29	0.16	1.68	1.84	(0.15)	0.00	(0.15)	25.98	7.60	[3]	0.98	0.95	0.64	314.6	32.76

2022	33.88	0.08	(9.37)	(9.29)	0.00	(0.30)	(0.30)	24.29	(27.29)[3]		0.99	0.95	0.30	303.7	47.04

2021	32.51	(0.02)	3.22	3.20	(0.71)	(1.12)	(1.83)	33.88	9.88	[3]	0.96	0.95	(0.05)	497.2	36.00

2020	24.88	0.06	7.61	7.67	(0.04)	0.00	(0.04)	32.51	30.83	[3]	1.01	0.95	0.25	362.9	41.13

2019	19.29	0.06	5.61	5.67	(0.07)	(0.01)	(0.08)	24.88	29.39	[3]	1.04	0.95	0.27	223.6	56.52

R6 SHARES

Year Ended December 31,

2023	24.28	0.16	1.68	1.84	(0.15)	0.00	(0.15)	25.97	7.61	[3]	0.98	0.95	0.64	121.4	32.76

2022	33.86	0.08	(9.36)	(9.28)	0.00	(0.30)	(0.30)	24.28	(27.28)[3]		0.99	0.95	0.31	112.2	47.04

2021	32.49	(0.03)	3.23	3.20	(0.71)	(1.12)	(1.83)	33.86	9.89	[3]	0.96	0.95	(0.10)	160.3	36.00

2020	24.88	0.04	7.61	7.65	(0.04)	0.00	(0.04)	32.49	30.75	[3]	0.98	0.95	0.15	163.5	41.13

2019	19.29	0.06	5.61	5.67	(0.07)	(0.01)	(0.08)	24.88	29.39	[3]	1.03	0.95	0.28	17.7	56.52

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.

72	See Notes to Financial Statements.

December 31, 2023	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON REAL ESTATE FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:					Ratios to Average Net Assets:			Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)[2]	Total expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2023	27.86	0.08	6.80	6.88	(0.02)	0.00	(0.02)	34.72	24.70	1.31		0.25	381.4	57.86

2022	40.24	0.00 [3]	(11.56)	(11.56)	(0.02)	(0.80)	(0.82)	27.86	(28.61)	1.33		0.00 [4]	322.0	112.74

2021	35.21	(0.10)	8.42	8.32	0.00	(3.29)	(3.29)	40.24	24.03	1.31		(0.26)	514.8	64.39

2020	26.18	(0.10)	11.34	11.24	(0.00)[3]	(2.21)	(2.21)	35.21	43.85	1.34		(0.36)	321.8	71.46

2019	20.77	(0.03)	9.08	9.05	0.00	(3.64)	(3.64)	26.18	44.11	1.33	[5]	(0.10)	246.9	53.44

INSTITUTIONAL SHARES

Year Ended December 31,

2023	28.73	0.16	7.01	7.17	(0.15)	0.00	(0.15)	35.75	25.04	1.06		0.51	1,319.1	57.86

2022	41.36	0.08	(11.89)	(11.81)	(0.02)	(0.80)	(0.82)	28.73	(28.44)	1.07		0.25	928.7	112.74

2021	36.02	0.01	8.62	8.63	0.00	(3.29)	(3.29)	41.36	24.36	1.05		0.04	1,490.8	64.39

2020	26.68	(0.03)	11.60	11.57	(0.02)	(2.21)	(2.23)	36.02	44.28	1.08		(0.10)	705.4	71.46

2019	21.10	0.04	9.22	9.26	(0.04)	(3.64)	(3.68)	26.68	44.44	1.08	[5]	0.15	360.2	53.44

R6 SHARES

Year Ended December 31,

2023	28.73	0.16	7.01	7.17	(0.15)	0.00	(0.15)	35.75	25.04	1.06		0.52	40.1	57.86

2022	41.36	0.09	(11.90)	(11.81)	(0.02)	(0.80)	(0.82)	28.73	(28.44)	1.07		0.29	25.7	112.74

2021	36.02	0.01	8.62	8.63	0.00	(3.29)	(3.29)	41.36	24.36	1.05		0.02	33.3	64.39

2020	26.69	(0.03)	11.59	11.56	(0.02)	(2.21)	(2.23)	36.02	44.23	1.07		(0.10)	20.0	71.46

2019	21.10	0.04	9.23	9.27	(0.04)	(3.64)	(3.68)	26.69	44.51	1.07	[5]	0.17	13.2	53.44

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]	Less than $0.01 per share.
[4]	Less than 0.01%.
[5]	Includes interest expense of less than 0.01%.

See Notes to Financial Statements.	73

Baron Select Funds	December 31, 2023

FINANCIAL HIGHLIGHTS (Continued)

BARON EMERGING MARKETS FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:		Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Return of capital ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)[2]	Total expenses (%)	Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2023	12.96	0.04	0.99	1.03	(0.06)	0.00	0.00	(0.06)	13.93	7.95	1.37	0.26	253.2	33.37

2022	17.51	(0.01)	(4.54)	(4.55)	0.00	0.00	0.00	0.00	12.96	(25.99)	1.38	(0.07)	283.7	43.74

2021	18.97	(0.09)	(1.09)	(1.18)	(0.28)	0.00	(0.00)[3]	(0.28)	17.51	(6.26)	1.33	(0.46)	462.6	33.10

2020	14.72	(0.06)	4.31	4.25	0.00	0.00	0.00	0.00	18.97	28.87	1.35	(0.44)	507.7	55.65

2019	12.45	0.03	2.27	2.30	(0.03)	0.00	(0.00)[3]	(0.03)	14.72	18.48	1.35	0.23	667.1	59.00

INSTITUTIONAL SHARES

Year Ended December 31,

2023	13.04	0.07	1.01	1.08	(0.10)	0.00	0.00	(0.10)	14.02	8.29	1.11	0.52	4,279.6	33.37

2022	17.58	0.03	(4.57)	(4.54)	0.00	0.00	0.00	0.00	13.04	(25.82)	1.12	0.20	4,473.6	43.74

2021	19.06	(0.04)	(1.11)	(1.15)	(0.33)	0.00	(0.00)[3]	(0.33)	17.58	(6.07)	1.08	(0.22)	8,408.8	33.10

2020	14.75	(0.03)	4.34	4.31	0.00	0.00	0.00	0.00	19.06	29.22	1.09	(0.20)	6,228.8	55.65

2019	12.47	0.07	2.28	2.35	(0.06)	0.00	(0.01)	(0.07)	14.75	18.86	1.09	0.50	4,644.8	59.00

R6 SHARES

Year Ended December 31,

2023	13.05	0.07	1.01	1.08	(0.10)	0.00	0.00	(0.10)	14.03	8.27	1.11	0.50	8.2	33.37

2022	17.59	0.03	(4.57)	(4.54)	0.00	0.00	0.00	0.00	13.05	(25.81)	1.13	0.20	10.4	43.74

2021	19.07	(0.04)	(1.11)	(1.15)	(0.33)	0.00	(0.00)[3]	(0.33)	17.59	(6.07)	1.08	(0.21)	17.4	33.10

2020	14.75	(0.03)	4.35	4.32	0.00	0.00	0.00	0.00	19.07	29.29	1.09	(0.18)	13.9	55.65

2019	12.48	0.07	2.27	2.34	(0.06)	0.00	(0.01)	(0.07)	14.75	18.77	1.09	0.49	10.1	59.00

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]	Less than $0.01 per share.

74	See Notes to Financial Statements.

December 31, 2023	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON GLOBAL ADVANTAGE FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:					Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)[2]		Gross expenses (%)		Net expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2023	24.51	(0.30)	6.49	6.19	0.00	0.00	0.00	30.70	25.26	[3]	1.21	[4]	1.16	[4]	(1.11)	205.5	2.03

2022	51.65	(0.37)	(26.27)	(26.64)	0.00	(0.50)	(0.50)	24.51	(51.69)[3,7]		1.20	[4]	1.15	[4]	(1.14)	223.3	11.50

2021	51.34	(0.62)	0.93	0.31	0.00	0.00	0.00	51.65	0.60	[3,8]	1.15	[5]	1.15	[5]	(1.14)	786.3	23.73

2020	28.68	(0.44)	23.10	22.66	0.00	0.00	0.00	51.34	79.01	[3]	1.17		1.15		(1.10)	921.7	8.75

2019	19.77	(0.02)	8.93	8.91	0.00	0.00	0.00	28.68	45.07	[3]	1.25	[5]	1.15	[5]	(0.08)	174.6	19.44

INSTITUTIONAL SHARES

Year Ended December 31

2023	25.08	(0.24)	6.65	6.41	0.00	0.00	0.00	31.49	25.56	[3]	0.95	[4]	0.91	[4]	(0.86)	470.0	2.03

2022	52.70	(0.30)	(26.82)	(27.12)	0.00	(0.50)	(0.50)	25.08	(51.57)[3,7]		0.94	[5]	0.90	[5]	(0.89)	538.1	11.50

2021	52.25	(0.49)	0.94	0.45	0.00	0.00	0.00	52.70	0.86	[3,8]	0.90	[5]	0.90	[5]	(0.89)	1,803.3	23.73

2020	29.12	(0.35)	23.48	23.13	0.00	0.00	0.00	52.25	79.43	[3]	0.92		0.90		(0.85)	1,470.9	8.75

2019	20.02	(0.01)	9.11	9.10	0.00	0.00	0.00	29.12	45.45	[3]	1.00	[5]	0.90	[5]	(0.03)	212.8	19.44

R6 SHARES

Year Ended December 31

2023	25.09	(0.24)	6.66	6.42	0.00	0.00	0.00	31.51	25.59	[3]	0.95	[4]	0.91	[4]	(0.86)	10.3	2.03

2022	52.73	(0.29)	(26.85)	(27.14)	0.00	(0.50)	(0.50)	25.09	(51.58)[3,7]		0.95	[6]	0.90	[6]	(0.89)	9.3	11.50

2021	52.28	(0.50)	0.95	0.45	0.00	0.00	0.00	52.73	0.86	[3,8]	0.90	[5]	0.90	[5]	(0.89)	18.4	23.73

2020	29.14	(0.32)	23.46	23.14	0.00	0.00	0.00	52.28	79.41	[3]	0.92		0.90		(0.83)	15.0	8.75

2019	20.03	(0.03)	9.14	9.11	0.00	0.00	0.00	29.14	45.48	[3]	1.00	[5]	0.90	[5]	(0.10)	6.8	19.44

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Includes interest expense of 0.01%.
[5]	Includes interest expense of less than 0.01%.
[6]	Includes interest expense of 0.02%.
[7]

The Adviser made a voluntary payment to the Fund in the amount of $82,890 to compensate the Fund for a loss incurred due to a valuation error. The impact of this payment increased the Fund’s total return by less than 0.01%.

[8]

The Adviser made voluntary payments to the Fund in the amount of $162,538 to compensate the Fund for losses incurred due to valuation errors. The impact of these payments increased the Fund’s total return by less than 0.01%.

See Notes to Financial Statements.	75

Baron Select Funds	December 31, 2023

FINANCIAL HIGHLIGHTS (Continued)

BARON REAL ESTATE INCOME FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:					Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)[2]		Gross expenses (%)		Net expenses (%)		Net investment income (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2023	12.71	0.21	1.69	1.90	(0.26)	0.00	(0.26)	14.35	15.19	[3]	1.32		1.05		1.62	13.8	109.95

2022	17.90	0.17	(5.10)	(4.93)	(0.17)	(0.09)	(0.26)	12.71	(27.61)[3]		1.32	[4]	1.05	[4]	1.13	13.3	185.25	[5]

2021	14.08	0.15	3.93	4.08	(0.19)	(0.07)	(0.26)	17.90	29.08	[3]	1.42	[4]	1.05	[4]	0.94	17.9	96.59

2020	11.65	0.11	2.43	2.54	(0.11)	0.00	(0.11)	14.08	22.02	[3]	4.40		1.05		0.91	2.9	41.75

2019	8.63	0.13	3.02	3.15	(0.13)	0.00	(0.13)	11.65	36.67	[3]	6.87		1.05		1.20	1.4	52.50

INSTITUTIONAL SHARES

Year Ended December 31,

2023	12.85	0.27	1.69	1.96	(0.28)	0.00	(0.28)	14.53	15.51	[3]	0.96		0.80		2.00	132.7	109.95

2022	18.05	0.20	(5.14)	(4.94)	(0.17)	(0.09)	(0.26)	12.85	(27.43)[3]		0.96	[4]	0.80	[4]	1.31	63.4	185.25	[5]

2021	14.15	0.18	3.98	4.16	(0.19)	(0.07)	(0.26)	18.05	29.51	[3]	1.08	[4]	0.80	[4]	1.11	113.7	96.59

2020	11.68	0.37	2.21	2.58	(0.11)	0.00	(0.11)	14.15	22.30	[3]	3.45		0.80		3.00	43.6	41.75

2019	8.66	0.14	3.01	3.15	(0.13)	0.00	(0.13)	11.68	36.54	[3]	5.63		0.80		1.37	2.7	52.50

R6 SHARES

Year Ended December 31,

2023	12.84	0.28	1.67	1.95	(0.28)	0.00	(0.28)	14.51	15.44	[3]	0.97		0.80		2.12	1.6	109.95

2022	18.03	0.21	(5.14)	(4.93)	(0.17)	(0.09)	(0.26)	12.84	(27.41)[3]		0.97	[4]	0.80	[4]	1.38	0.6	185.25	[5]

2021	14.14	0.16	3.99	4.15	(0.19)	(0.07)	(0.26)	18.03	29.46	[3]	1.08	[4]	0.80	[4]	1.01	0.9	96.59

2020	11.67	0.11	2.47	2.58	(0.11)	0.00	(0.11)	14.14	22.32	[3]	3.47		0.80		1.06	0.6	41.75

2019	8.66	0.14	3.00	3.14	(0.13)	0.00	(0.13)	11.67	36.42	[3]	5.27		0.80		1.36	0.4	52.50

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Includes interest expense of less than 0.01%.
[5]	Increased market volatility and large net capital stock outflows caused an increase in the Fund’s portfolio turnover rate in 2022 beyond historical levels.

76	See Notes to Financial Statements.

December 31, 2023	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON HEALTH CARE FUND

Selected data for a share outstanding throughout each year:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:			Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)[2]		Gross expenses (%)	Net expenses (%)	Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2023	17.69	(0.04)	1.13	1.09	0.00	0.00	0.00	18.78	6.16	[3]	1.20	1.10	(0.22)	49.8	51.83

2022	21.34	(0.06)	(3.59)	(3.65)	0.00	0.00	0.00	17.69	(17.10)[3]		1.21	1.10	(0.31)	55.0	71.55

2021	18.75	(0.17)	3.06	2.89	0.00	(0.30)	(0.30)	21.34	15.46	[3]	1.17	1.10	(0.82)	76.3	55.38

2020	12.86	(0.09)	6.17	6.08	0.00	(0.19)	(0.19)	18.75	47.40	[3]	1.73	1.10	(0.60)	26.8	35.84

2019	9.51	(0.06)	3.41	3.35	0.00	0.00	0.00	12.86	35.23	[3]	2.80	1.10	(0.54)	5.0	68.10

INSTITUTIONAL SHARES

Year Ended December 31,

2023	17.91	0.01	1.13	1.14	0.00	0.00	0.00	19.05	6.37	[3]	0.88	0.85	0.03	154.7	51.83

2022	21.54	(0.01)	(3.62)	(3.63)	0.00	0.00	0.00	17.91	(16.85)[3]		0.90	0.85	(0.05)	149.3	71.55

2021	18.88	(0.12)	3.08	2.96	0.00	(0.30)	(0.30)	21.54	15.72	[3]	0.89	0.85	(0.57)	172.4	55.38

2020	12.92	(0.05)	6.20	6.15	0.00	(0.19)	(0.19)	18.88	47.72	[3]	1.45	0.85	(0.31)	38.6	35.84

2019	9.53	(0.03)	3.42	3.39	0.00	0.00	0.00	12.92	35.57	[3]	2.39	0.85	(0.28)	9.1	68.10

R6 SHARES

Year Ended December 31,

2023	17.90	0.01	1.14	1.15	0.00	0.00	0.00	19.05	6.42	[3]	0.88	0.85	0.03	5.9	51.83

2022	21.54	(0.01)	(3.63)	(3.64)	0.00	0.00	0.00	17.90	(16.90)[3]		0.89	0.85	(0.05)	5.7	71.55

2021	18.87	(0.12)	3.09	2.97	0.00	(0.30)	(0.30)	21.54	15.79	[3]	0.89	0.85	(0.57)	6.5	55.38

2020	12.91	(0.04)	6.19	6.15	0.00	(0.19)	(0.19)	18.87	47.76	[3]	1.44	0.85	(0.25)	4.9	35.84

2019	9.52	(0.03)	3.42	3.39	0.00	0.00	0.00	12.91	35.61	[3]	2.22	0.85	(0.28)	1.3	68.10

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.

See Notes to Financial Statements.	77

Baron Select Funds	December 31, 2023

FINANCIAL HIGHLIGHTS (Continued)

BARON FINTECH FUND

Selected data for a share outstanding throughout each of the periods presented:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:					Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)[2]		Gross expenses (%)		Net expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2023	11.09	(0.04)	3.03	2.99	0.00	0.00	0.00	14.08	26.96	[3]	1.66		1.20		(0.36)	7.3	16.31

2022	16.90	(0.07)	(5.59)	(5.66)	0.00	(0.15)	(0.15)	11.09	(33.46)[3]		1.63	[4]	1.20	[4]	(0.56)	7.0	27.08

2021	14.69	(0.14)	2.35	2.21	0.00	0.00	0.00	16.90	15.04	[3]	1.57		1.20		(0.85)	13.2	11.88

2020 [5]	10.00	(0.09)	4.78	4.69	0.00	0.00	0.00	14.69	46.90	[3]	3.09		1.20		(0.77)	6.4	8.12

INSTITUTIONAL SHARES

Year Ended December 31,

2023	11.17	(0.01)	3.06	3.05	0.00	0.00	0.00	14.22	27.31	[3]	1.21		0.95		(0.11)	42.1	16.31

2022	16.98	(0.04)	(5.62)	(5.66)	0.00	(0.15)	(0.15)	11.17	(33.30)[3]		1.20	[4]	0.95	[4]	(0.30)	31.1	27.08

2021	14.72	(0.10)	2.36	2.26	0.00	0.00	0.00	16.98	15.35	[3]	1.18		0.95		(0.60)	58.5	11.88

2020[5]	10.00	(0.07)	4.79	4.72	0.00	0.00	0.00	14.72	47.20	[3]	2.43		0.95		(0.54)	24.0	8.12

R6 SHARES

Year Ended December 31,

2023	11.17	(0.01)	3.06	3.05	0.00	0.00	0.00	14.22	27.31	[3]	1.18		0.95		(0.12)	10.2	16.31

2022	16.98	(0.04)	(5.62)	(5.66)	0.00	(0.15)	(0.15)	11.17	(33.30)[3]		1.18	[4]	0.95	[4]	(0.30)	4.5	27.08

2021	14.73	(0.10)	2.35	2.25	0.00	0.00	0.00	16.98	15.28	[3]	1.18		0.95		(0.60)	6.6	11.88

2020[5]	10.00	(0.06)	4.79	4.73	0.00	0.00	0.00	14.73	47.30	[3]	2.33		0.95		(0.53)	3.7	8.12

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Includes interest expense of less than 0.01%.
[5]	For the period January 2, 2020 (commencement of operations) to December 31, 2020.

78	See Notes to Financial Statements.

December 31, 2023	Baron Select Funds

FINANCIAL HIGHLIGHTS (Continued)

BARON NEW ASIA FUND

Selected data for a share outstanding throughout each of the periods presented:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:					Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)[2]		Gross expenses (%)		Net expenses (%)		Net investment income (loss) (%)	Net assets (in millions), end of year ($)		Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2023	7.40	(0.00)	0.41	0.41	0.00	0.00	0.00	7.81	5.54	[3]	7.37		1.45		(0.05)	1.0		47.66

2022	10.17	(0.05)	(2.72)	(2.77)	0.00	0.00	0.00	7.40	(27.24)[3]		8.96		1.45		(0.58)	0.9		56.48

2021[8]	10.00	(0.05)	0.22	0.17	0.00	0.00	0.00	10.17	1.70	[3,4]	10.06	[5,6]	1.45	[5,6]	(1.25)[6]	1.3		14.32	[4]

INSTITUTIONAL SHARES

Year Ended December 31,

2023	7.43	0.03	0.40	0.43	0.00	0.00	0.00	7.86	5.79	[3]	6.93		1.20		0.35	1.5		47.66

2022	10.17	(0.03)	(2.71)	(2.74)	0.00	0.00	0.00	7.43	(26.94)[3]		7.22		1.20		(0.33)	2.7		56.48

2021[8]	10.00	(0.04)	0.21	0.17	0.00	0.00	0.00	10.17	1.70	[3,4]	8.59	[5,6]	1.20	[5,6]	(1.00)[6]	3.2		14.32	[4]

R6 SHARES

Year Ended December 31,

2023	7.44	0.01	0.41	0.42	0.00	0.00	0.00	7.86	5.65	[3]	6.21		1.20		0.07	1.8		47.66

2022	10.17	(0.03)	(2.70)	(2.73)	0.00	0.00	0.00	7.44	(26.84)[3]		7.95		1.20		(0.42)	0.1		56.48

2021[8]	10.00	(0.04)	0.21	0.17	0.00	0.00	0.00	10.17	1.70	[3,4]	8.10	[5,6]	1.20	[5,6]	(0.99)[6]	0.0	[7]	14.32	[4]

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	Not Annualized.
[5]	Certain fixed expenses incurred by the Fund were not annualized for the period ended December 31, 2021.
[6]	Annualized.
[7]	Amount represents less than $500,000.
[8]	For the period July 30, 2021 (commencement of operations) to December 31, 2021.

See Notes to Financial Statements.	79

Baron Select Funds	December 31, 2023

FINANCIAL HIGHLIGHTS (Continued)

BARON TECHNOLOGY FUND

Selected data for a share outstanding throughout each of the periods presented:

		Income (loss) from investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:			Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)[2]		Gross expenses (%)	Net expenses (%)	Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2023	5.56	(0.05)	3.52	3.47	0.00	0.00	0.00	9.03	62.41	[3]	4.58	1.20	(0.72)	5.0	27.21

2022[4]	10.00	(0.06)	(4.38)	(4.44)	0.00	0.00	0.00	5.56	(44.40)[3]		6.86	1.20	(0.81)	1.3	19.13

INSTITUTIONAL SHARES

Year Ended December 31,

2023	5.57	(0.04)	3.57	3.53	0.00	0.00	0.00	9.10	63.38	[3]	5.04	0.95	(0.48)	1.4	27.21

2022[4]	10.00	(0.04)	(4.39)	(4.43)	0.00	0.00	0.00	5.57	(44.30)[3]		6.42	0.95	(0.55)	1.6	19.13

R6 SHARES

Year Ended December 31,

2023	5.57	(0.04)	3.55	3.51	0.00	0.00	0.00	9.08	63.02	[3]	3.80	0.95	(0.48)	2.6	27.21

2022[4]	10.00	(0.03)	(4.40)	(4.43)	0.00	0.00	0.00	5.57	(44.30)[3]		3.75	0.95	(0.46)	0.4	19.13

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[4]	For the period January 3, 2022 (commencement of operations) to December 31, 2022.

80	See Notes to Financial Statements.

December 31, 2023	Baron Select Funds

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Baron Select Funds and Shareholders of Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, Baron New Asia Fund, and Baron Technology Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of each of the funds listed in the table below (eleven of the funds constituting Baron Select Funds, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations, of changes in net assets and, for Baron Partners Fund, of cash flows, for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of December 31, 2023, the results of each of their operations, the changes in each of their net assets and, for Baron Partners Fund, its cash flows, for the periods indicated in the table below, and each of the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America.

Baron Partners Fund(1)	Baron Real Estate Income Fund(2)
Baron Focused Growth Fund(2)	Baron Health Care Fund(2)
Baron International Growth Fund(2)	Baron FinTech Fund(2)
Baron Real Estate Fund(2)	Baron New Asia Fund(2)
Baron Emerging Markets Fund(2)	Baron Technology Fund(3)
Baron Global Advantage Fund(2)

(1)	Statements of operations and cash flows for the year ended December 31, 2023 and statement of changes in net assets for the years ended December 31, 2023 and 2022
(2)	Statement of operations for the year ended December 31, 2023 and statement of changes in net assets for the years ended December 31, 2023 and 2022
(3)

Statement of operations for the year ended December 31, 2023, and statement of changes in net assets for the year ended December 31, 2023 and the period January 3, 2022 (commencement of operations) through December 31, 2022

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, portfolio companies and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/PricewaterhouseCoopers LLP

New York, New York

February 26, 2024

We have served as the auditor of one or more investment companies in the Baron group of funds since 1987.

Baron Select Funds	December 31, 2023

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The Trust has adopted a liquidity risk management program (the LRMP) pursuant to the requirements of Rule 22e-4 under the 1940 Act, which requires registered open-end funds (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage fund liquidity risk. The rule is designed to promote effective liquidity risk management throughout the open-end fund industry, thereby reducing liquidity risk — i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

Pursuant to the requirements of Rule 22e-4, the LRMP is required to include policies and procedures reasonably designed to incorporate the following elements, and the LRMP complies with these requirements: (1) assessment, management and periodic review of liquidity risk; (2) classification of each Fund’s investments into one of the four liquidity categories in Rule 22e-4; (3) if the Fund does not primarily hold assets that are considered highly liquid investments (cash and other investments reasonably expected to be convertible into cash in current market conditions in three business days or less without the conversion into cash significantly changing the market value of the investment), determination of a “highly liquid investment minimum” (as defined in Rule 22e-4 and in the LRMP, the HLIM) and compliance with additional related requirements; (4) prohibition on the acquisition of any “illiquid investment” (as defined in Rule 22e-4) if immediately after the acquisition the Fund would have invested more than 15% of its net assets in illiquid investments; and (5) if the Funds reserve the right to engage in redemptions in-kind, establishment of policies and procedures regarding how and when the Funds will engage in such redemptions in-kind. There have been no material changes to the LRMP since it was initially approved by the Board.

The Board has approved the Adviser to administer the LRMP (the Program Administrator). The Program Administrator has delegated its responsibilities to a Liquidity Risk Management Committee (the LRM Committee), comprised of a cross-functional group of key representatives from various departments of the Program Administrator, including Operations; Accounting; Legal and Compliance; Trading; and Portfolio and Risk Analytics. In addition, the Trust has contracted with a third party liquidity assessment vendor to support the classification of Fund investments.

Pursuant to the requirements of Rule 22e-4, the Board must review, no less frequently than annually, a written report prepared by the Program Administrator that addresses the operation of the program and assesses its adequacy and effectiveness of implementation, including, if applicable, the operation of the HLIM, and any material changes to the program. The Board received a written report in May 2023 (the Annual Report).

The Annual Report states that the Adviser, as the Program Administrator, acting primarily through the LRM Committee, has assessed the operation of the LRMP and believes that the LRMP is adequate and effective in its implementation. The Program Administrator and the LRM Committee initially determined that each Fund primarily holds assets that are highly liquid investments, and the Annual Report states that this determination continues to be maintained so that no Fund needs to maintain a HLIM. In addition, the Annual Report states that, since the LRMP was implemented, no Fund has breached its limit on illiquid investments.

December 31, 2023	Baron Select Funds

TAX INFORMATION (Unaudited)

The federal tax status of distributions paid by the Funds during the year ended December 31, 2023 are listed below.

During the fiscal year ended December 31, 2023, the Funds’ distributions to shareholders included:

Fund	Ordinary Income[1,3]	Long-Term Capital Gains[2],3

Baron Partners Fund	$—	$—

Baron Focused Growth Fund	—	—

Baron International Growth Fund	2,770,604	—

Baron Real Estate Fund	6,044,613	—

Baron Emerging Markets Fund	30,922,677	—

Baron Global Advantage Fund	—	—

Baron Real Estate Income Fund	2,148,522	—

Baron Health Care Fund	—	—

Baron FinTech Fund	—	—

Baron New Asia Fund	—	—

Baron Technology Fund	—	—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	Long-term capital gains are subject to a maximum allowable rate of 20% for individuals pursuant to the Tax Cuts and Jobs Act of 2017.
[3]	Under the Patient Protection and Affordable Care Act, higher income taxpayers must pay a 3.8% additional tax on net investment income.

Of the total ordinary income distributions paid by Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, and Real Estate Income Fund, 100.00%, 100.00%, 100.00%, and 13.68%, respectively, is qualified dividend income subject to a reduced tax rate. Of the total ordinary income distributions paid by these Funds, 1.88%, 100.00%, 1.51%, and 5.45%, respectively, qualifies for the corporate dividends received deduction.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2023. The information necessary to complete your income tax return for the calendar year ended December 31, 2023 will be listed on the Form 1099-DIV, which was mailed to you in January/February 2024.

Baron Select Funds	December 31, 2023

FUND EXPENSES (Unaudited)

As a shareholder of the Funds, you incur ongoing expenses. Ongoing expenses include advisory fees, distribution and service (12b-1) fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on July 1, 2023 and held for the six months ended December 31, 2023.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 20231

	Actual Total Return	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023		Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron Partners Fund — Retail Shares	0.49%	$1,000.00	$1,004.90		2.20%[3]	$11.12
Baron Partners Fund — Institutional Shares	0.62%	$1,000.00	$1,006.20		1.95%[3]	$9.86
Baron Partners Fund — R6 Shares	0.61%	$1,000.00	$1.006.10		1.95%[3]	$9.86
Baron Focused Growth Fund — Retail Shares	3.79%	$1,000.00	$1,037.90		1.32%	$6.78
Baron Focused Growth Fund — Institutional Shares	3.93%	$1,000.00	$1,039.30		1.06%	$5.45
Baron Focused Growth Fund — R6 Shares	3.93%	$1,000.00	$1,039.30		1.06%	$5.45
Baron International Growth Fund — Retail Shares	0.13%	$1,000.00	$1,001.30	[4]	1.20%[5]	$6.05
Baron International Growth Fund — Institutional Shares	0.26%	$1,000.00	$1,002.60	[4]	0.95%[5]	$4.80
Baron International Growth Fund — R6 Shares	0.26%	$1,000.00	$1,002.60	[4]	0.95%[5]	$4.80
Baron Real Estate Fund — Retail Shares	8.57%	$1,000.00	$1,085.70		1.31%	$6.89
Baron Real Estate Fund — Institutional Shares	8.73%	$1,000.00	$1,087.30		1.06%	$5.58
Baron Real Estate Fund — R6 Shares	8.73%	$1.000.00	$1,087.30		1.06%	$5.58
Baron Emerging Markets Fund — Retail Shares	1.45%	$1,000.00	$1,014.50		1.36%	$6.91
Baron Emerging Markets Fund — Institutional Shares	1.59%	$1,000.00	$1,015.90		1.10%	$5.59
Baron Emerging Markets Fund — R6 Shares	1.58%	$1,000.00	$1,015.80		1.11%	$5.64
Baron Global Advantage Fund — Retail Shares	7.72%	$1,000.00	$1,077.20	[4]	1.17%[5,6]	$6.13
Baron Global Advantage Fund — Institutional Shares	7.84%	$1,000.00	$1,078.40	[4]	0.92%[5,6]	$4.82
Baron Global Advantage Fund — R6 Shares	7.84%	$1,000.00	$1,078.40	[4]	0.92%[5,6]	$4.82
Baron Real Estate Income Fund — Retail Shares	6.64%	$1,000.00	$1,066.40	[4]	1.05%[5]	$5.47
Baron Real Estate Income Fund — Institutional Shares	6.77%	$1,000.00	$1,067.70	[4]	0.80%[5]	$4.17
Baron Real Estate Income Fund — R6 Shares	6.78%	$1,000.00	$1,067.80	[4]	0.80%[5]	$4.17
Baron Health Care Fund — Retail Shares	1.02%	$1,000.00	$1,010.20	[4]	1.10%[5]	$5.57
Baron Health Care Fund — Institutional Shares	1.17%	$1,000.00	$1,011.70	[4]	0.85%[5]	$4.31
Baron Health Care Fund — R6 Shares	1.17%	$1,000.00	$1,011.70	[4]	0.85%[5]	$4.31
Baron FinTech Fund — Retail Shares	15.13%	$1,000.00	$1,151.30	[4]	1.20%[5]	$6.51
Baron FinTech Fund — Institutional Shares	15.33%	$1,000.00	$1,153.30	[4]	0.95%[5]	$5.16
Baron FinTech Fund — R6 Shares	15.33%	$1,000.00	$1,153.30	[4]	0.95%[5]	$5.16
Baron New Asia Fund — Retail Shares	0,51%	$1,000.00	$1,005.10	[4]	1.45%[5]	$7.33
Baron New Asia Fund — Institutional Shares	0.77%	$1,000.00	$1,007.70	[4]	1.20%[5]	$6.07
Baron New Asia Fund — R6 Shares	0.64%	$1,000.00	$1,006.40	[4]	1.20%[5]	$6.07
Baron Technology Fund — Retail Shares	14.02%	$1,000.00	$1,140.20	[4]	1.20%[5]	$6.47
Baron Technology Fund — Institutional Shares	14.32%	$1,000.00	$1,143.20	[4]	0.95%[5]	$5.13
Baron Technology Fund — R6 Shares	14.21%	$1,000.00	$1,142.10	[4]	0.95%[5]	$5.13

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[3]

Annualized expense ratio for Baron Partners Fund for the six months ended December 31, 2023, includes 1.29%, 1.04% and 1.04% for net operating expenses and 0.91%, 0.91% and 0.91% for interest expense for the Retail, Institutional and R6 Shares, respectively.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.
[6]

Annualized expense ratio for Baron Global Advantage Fund for the six months ended December 31, 2023, was 1.16%, 0.91%, and 0.91% for net operating expenses, including 0.01%, 0.01%, and 0.01% of interest expense for the Retail, Institutional, and R6 Shares, respectively.

December 31, 2023	Baron Select Funds

FUND EXPENSES (Unaudited) (Continued)

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical example relating to the Funds with the 5% hypothetical examples that appear in the shareholder reports of other funds.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 2023

	Hypothetical Annualized Total Return	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023		Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron Partners Fund — Retail Shares	5.00%	$1,000.00	$1,014.12		2.20%[3]	$11.17
Baron Partners Fund — Institutional Shares	5.00%	$1,000.00	$1,015.38		1.95%[3]	$9.91
Baron Partners Fund — R6 Shares	5.00%	$1,000.00	$1,015.38		1.95%[3]	$9.91
Baron Focused Growth Fund — Retail Shares	5.00%	$1,000.00	$1,018.55		1.32%	$6.72
Baron Focused Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,019.86		1.06%	$5.40
Baron Focused Growth Fund — R6 Shares	5.00%	$1,000.00	$1,019.86		1.06%	$5.40
Baron International Growth Fund — Retail Shares	5.00%	$1,000.00	$1,019.16	[4]	1.20%[5]	$6.11
Baron International Growth Fund — Institutional Shares	5.00%	$1,000.00	$1,020.42	[4]	0.95%[5]	$4.84
Baron International Growth Fund — R6 Shares	5.00%	$1,000.00	$1,020.42	[4]	0.95%[5]	$4.84
Baron Real Estate Fund — Retail Shares	5.00%	$1,000.00	$1,018.60		1.31%	$6.67
Baron Real Estate Fund — Institutional Shares	5.00%	$1,000.00	$1,019.86		1.06%	$5.40
Baron Real Estate Fund — R6 Shares	5.00%	$1,000.00	$1,019.86		1.06%	$5.40
Baron Emerging Markets Fund — Retail Shares	5.00%	$1,000.00	$1,018.35		1.36%	$6.92
Baron Emerging Markets Fund — Institutional Shares	5.00%	$1,000.00	$1,019.66		1.10%	$5.60
Baron Emerging Markets Fund — R6 Shares	5.00%	$1,000.00	$1,019.61		1.11%	$5.65
Baron Global Advantage Fund — Retail Shares	5.00%	$1,000.00	$1,019.31	[4]	1.17%[5,6]	$5.96
Baron Global Advantage Fund — Institutional Shares	5.00%	$1,000.00	$1,020.57	[4]	0.92%[5,6]	$4.69
Baron Global Advantage Fund — R6 Shares	5.00%	$1,000.00	$1,020.57	[4]	0.92%[5,6]	$4.69
Baron Real Estate Income Fund — Retail Shares	5.00%	$1,000.00	$1,019.91	[4]	1.05%[5]	$5.35
Baron Real Estate Income Fund — Institutional Shares	5.00%	$1,000.00	$1,021.17	[4]	0.80%[5]	$4.08
Baron Real Estate Income Fund — R6 Shares	5.00%	$1,000.00	$1,021.17	[4]	0.80%[5]	$4.08
Baron Health Care Fund — Retail Shares	5.00%	$1,000.00	$1,019.66	[4]	1.10%[5]	$5.60
Baron Health Care Fund — Institutional Shares	5.00%	$1,000.00	$1,020.92	[4]	0.85%[5]	$4.33
Baron Health Care Fund — R6 Shares	5.00%	$1,000.00	$1,020.92	[4]	0.85%[5]	$4.33
Baron FinTech Fund — Retail Shares	5.00%	$1,000.00	$1,019.16	[4]	1.20%[5]	$6.11
Baron FinTech Fund — Institutional Shares	5.00%	$1,000.00	$1,020.42	[4]	0.95%[5]	$4.84
Baron FinTech Fund — R6 Shares	5.00%	$1,000.00	$1,020.42	[4]	0.95%[5]	$4.84
Baron New Asia Fund — Retail Shares	5.00%	$1,000.00	$1,017.90	[4]	1.45%[5]	$7.37
Baron New Asia Fund — Institutional Shares	5.00%	$1,000.00	$1,019.16	[4]	1.20%[5]	$6.11
Baron New Asia Fund — R6 Shares	5.00%	$1,000.00	$1,019.16	[4]	1.20%[5]	$6.11
Baron Technology Fund — Retail Shares	5.00%	$1,000.00	$1,019.16	[4]	1.20%[5]	$6.11
Baron Technology Fund — Institutional Shares	5.00%	$1,000.00	$1,020.42	[4]	0.95%[5]	$4.84
Baron Technology Fund — R6 Shares	5.00%	$1,000.00	$1,020.42	[4]	0.95%[5]	$4.84

[1]	Assumes reinvestment of all dividends and capital gain distributions, if any.
[2]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[3]

Annualized expense ratio for Baron Partners Fund for the six months ended December 31, 2023, includes 1.29%, 1.04% and 1.04% for net operating expenses and 0.91%, 0.91% and 0.91% for interest expense for the Retail, Institutional and R6 Shares, respectively.

[4]	Ending account value assumes the return earned after waiver and would have been lower if a portion of the expenses had not been waived.
[5]	Annualized expense ratios are adjusted to reflect fee waiver.
[6]

Annualized expense ratio for Baron Global Advantage Fund for the six months ended December 31, 2023, was 1.16%, 0.91%, and 0.91% for net operating expenses, including 0.01%, 0.01%, and 0.01% of interest expense for the Retail, Institutional, and R6 Shares, respectively.

Baron Select Funds	December 31, 2023

MANAGEMENT OF THE FUNDS (Unaudited)

Board of Trustees and Officers.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of a Fund until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust. Additional information about the Trustees and Officers of the Trust can be found in the Trust’s Statement of Additional Information (the SAI) which may be obtained without charge by writing or calling 1-800-99BARON. The SAI is also available on the Baron Funds® website, BaronFunds.com.

Name (Year of Birth) & Address(1)	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Ronald Baron (1943)(2),(3)	Chief Executive Officer, Trustee and Portfolio Manager	20 years	Director, Chairman and CEO: the Firm* (1982-Present); CEO, Trustee and Portfolio Manager: Baron Investment Funds Trust (1987-Present); CEO, Trustee and Portfolio Manager: Baron Select Funds (2003-Present); Portfolio Manager: Baron USA Partners Fund Ltd. (1994-Present).	19	None

Linda S. Martinson (1955)(2),(3)	Chairman, President, Chief Operating Officer and Trustee	20 years	Director: the Firm* (2003-Present); President: the Firm* (2007-Present); Chief Operating Officer: the Firm* (2006-Present); Chairman (2010-Present), President (2007-Present), Chief Operating Officer (2006-Present), Trustee (1987-Present): Baron Investment Funds Trust; Chairman (2010-Present), President (2007-Present), Chief Operating Officer (2006-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund Ltd. (2006-Present); Director: Baron Emerging Markets Fund Ltd. (2016-Present).	19	None

Peggy C. Wong (1961)(2),(3)	Vice President, Chief Financial Officer and Trustee	20 years	Trustee (2021-Present): Baron Investment Funds Trust and Baron Select Funds; Chief Financial Officer: the Firm* (1987-Present), Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present), Baron USA Partners Fund Ltd. (1994-Present), Baron Emerging Markets Fund Ltd. (2016-Present).	19	None
Independent Trustees

Thomas J. Folliard (1965)(4),(5),(6)	Trustee	6 years	Non-Executive Chair of the Board: CarMax, Inc. (2016-Present); Trustee: Baron Investment Funds Trust (2017-Present), Baron Select Funds (2017-Present).	19	Director: PulteGroup, Inc. (2012-Present)

Abraham (Avi) Nachmany (1952)(5),(6)	Trustee	4 years	Independent mutual fund industry consultant (2016-Present); Advisory Board Member: Baron Investment Funds Trust and Baron Select Funds (2019-2020); Trustee: Baron Investment Funds Trust, Baron Select Funds (2020-Present)	19	None

Raymond Noveck (1943)(4),(5),(6)	Lead Trustee	20 years	Private Investor (1999-Present); Lead Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	19	None

December 31, 2023	Baron Select Funds

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Name (Year of Birth) & Address(1)	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (continued)

Anita James Rival (1964)(5),(6)	Trustee	10 years	Advisory Board Member: ValueAct Capital, LLC (2014-Present); Advisory Board Member: Impala Asset Management, LLC (2014-2022); Trustee: Baron Investment Funds Trust, Baron Select Funds (2013-Present).	19	Director: Golub Capital BDC, Inc. (2011-Present); Director: Golub Capital BDC 3, Inc. (2017-Present); Director: Golub Capital BDC 4, Inc. (2021-Present); Director: Golub Capital Direct Lending Corporation (2020-Present); Golub Capital Direct Lending Unlevered Corporation (2021-Present); Golub Capital Private Credit Fund (2023-Present)

David A. Silverman, MD (1950)(5),(6)	Trustee	20 years	Physician and Faculty: New York University School of Medicine (1976-Present); President: Harley Street Medical (2021-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	19	None

Marvelle Sullivan (1979)(5),(6)	Trustee	3 years	Founder and CEO: Marvelle Co. LLC (2019-Present); Managing Director: J.P. Morgan (2017-2019); Advisory Board Member: Baron Investment Funds Trust and Baron Select Funds (2/2020-5/2020); Trustee: Baron Investment Funds Trust, Baron Select Funds (5/2020-Present).	19	None

Errol Taylor (1955)(5),(6)	Trustee	3 years	Partner: Milbank LLP (2003-2020); Trustee: Baron Investment Funds Trust, Baron Select Funds (2020-Present).	19	Trustee: New York Law School (2014-Present); Trustee: Clark Atlanta University (2017-Present)

Alejandro (Alex) Yemenidjian (1955)(4),(5),(6)	Trustee	16 years	Chairman and CEO: GAST Enterprises, Ltd. (investment company) (2005-Present); Manager: Armenco Capital LLC (investment company) (2013-Present); Trustee: Baron Investment Funds Trust (2006-Present), Baron Select Funds (2006-Present).	19	Director: Guess?, Inc. (2005-Present)
Additional Officers of the Funds

Louis Beasley (1970)	Vice President and Chief Compliance Officer	9 years	Vice President and Chief Compliance Officer: Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management Inc., Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund Ltd. (2014-Present), Baron Emerging Markets Fund Ltd. (2016-Present); Vice President: the Firm* (2014-Present).	N/A	N/A

Clifford Greenberg (1959)	Senior Vice President and Co-Chief Investment Officer	20 years	Director, Senior Vice President and Co-Chief Investment Officer: the Firm* (2020-Present); Senior Vice President and Co-Chief Investment Officer: Baron Investment Funds Trust, Baron Select Funds (2020-Present); Portfolio Manager: Baron Small Cap Fund (1997-Present).	N/A	N/A

Patrick M. Patalino (1968)	Vice President, Chief Legal Officer and Secretary	16 years	Vice President, General Counsel and Secretary: the Firm* (2007-Present); Vice President, Chief Legal Officer and Secretary: Baron Investment Funds Trust, Baron Select Funds (2007-Present); General Counsel: Baron USA Partners Fund Ltd. (2007-Present), Baron Emerging Markets Fund Ltd. (2016-Present).	N/A	N/A

Baron Select Funds	December 31, 2023

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Name (Year of Birth) & Address(1)	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Additional Officers of the Funds (continued)

Andrew Peck (1969)	Senior Vice President and Co-Chief Investment Officer	20 years	Director, Senior Vice President and Co-Chief Investment Officer: the Firm* (2020-Present); Senior Vice President and Co-Chief Investment Officer: Baron Investment Funds Trust, Baron Select Funds (2020-Present); Portfolio Manager: Baron Asset Fund (2003-Present).	N/A	N/A

Christopher Snively (1984)	Treasurer	<1 year	Vice President: the Firm* (2023-Present); Treasurer: Baron Investment Funds Trust, Baron Select Funds (2023-Present); Chief Financial Officer: The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Return and Income Fund, Inc. (2016-2023); Director: Lazard Asset Management LLC (2021-2023, previously Senior Vice President).	N/A	N/A

*	The “Firm” means Baron Capital Group, Inc. (BCG) along with its subsidiaries BCI, Baron Capital Management, Inc. (BCM) and BAMCO.
(1)	The address of each Trustee and Officer of the Funds is 767 Fifth Avenue, New York, NY 10153.
(2)	Trustees deemed to be “Interested Trustees” by reason of their employment with the Adviser and BCI.
(3)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(4)	Members of the Audit Committee.
(5)	Members of the Nominating Committee.
(6)	Members of the Independent Trustees Committee.

Privacy Notice

The Fund collects nonpublic personal information about you from the following sources:

∎	Information we receive from you on applications or other forms;
∎	Information about your transactions with us, our Adviser or others; and
∎	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Baron Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, www.BaronFunds.com or by calling 1-800-99BARON.

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767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

baronfunds.com

ANNUAL SELECT 12/31/2023

December 31, 2023

Baron Funds

Baron WealthBuilder Fund

Annual Financial Report

DEAR BARON WEALTHBUILDER FUND SHAREHOLDER:

In this report, you will find audited financial statements for Baron WealthBuilder Fund (the Fund) for the year ended December 31, 2023. The U.S. Securities and Exchange Commission (the SEC) requires mutual funds to furnish these statements semi-annually to their shareholders. We hope you find these statements informative and useful.

We thank you for choosing to join us as fellow shareholders in Baron Funds. We will continue to work hard to justify your confidence.

Sincerely,

Ronald Baron Chief Executive Officer February 26, 2024	Linda S. Martinson Chairman, President and Chief Operating Officer February 26, 2024	Peggy Wong Chief Financial Officer February 26, 2024

This Annual Financial Report is for the Baron WealthBuilder Fund. If you are interested in the other series of Baron Select Funds, which contains the Baron Partners Fund, Baron Focused Growth Fund, Baron International Growth Fund, Baron Real Estate Fund, Baron Emerging Markets Fund, Baron Global Advantage Fund, Baron Real Estate Income Fund, Baron Health Care Fund, Baron FinTech Fund, Baron New Asia Fund, and Baron Technology Fund or Baron Investment Funds Trust, which contains the Baron Asset Fund, Baron Growth Fund, Baron Small Cap Fund, Baron Opportunity Fund, Baron Fifth Avenue Growth Fund, Baron Discovery Fund, and Baron Durable Advantage Fund, please visit the Funds’ website at baronfunds.com or contact us at 1-800-99BARON.

The Funds’ Proxy Voting Policy is available without charge and can be found on the Funds’ website at baronfunds.com, by clicking on the “Regulatory Documents” link at the bottom left corner of the homepage or by calling 1-800-99BARON and on the SEC’s website at sec.gov. The Funds’ most current proxy voting record, Form N-PX, is also available on the Funds’ website and on the SEC’s website.

The Funds file their complete Portfolios of Investments with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC’s website at sec.gov. Portfolio of Investments current to the most recent quarter are also available on the Funds’ website.

Some of the comments contained in this report are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may,” “expect,” “should,” “could,” “believe,” “plan”, and other similar terms. We cannot promise future returns and our opinions are a reflection of our best judgment at the time this report is compiled.

The views expressed in this report reflect those of BAMCO, Inc. (BAMCO or the Adviser) only through the end of the period stated in this report. The views are not intended as recommendations or investment advice to any person reading this report and are subject to change at any time without notice based on market and other conditions.

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate; an investor’s shares, when redeemed, may be worth more or less than their original cost. For more complete information about Baron Funds, including charges and expenses, call, write or go to baronfunds.com for a prospectus or summary prospectus. Read them carefully before you invest or send money. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund, unless accompanied or preceded by the Fund’s current prospectus or summary prospectus.

Baron WealthBuilder Fund	December 31, 2023

Baron WealthBuilder Fund is an open end, no-load mutual fund that invests only in shares of individual Baron mutual funds (Baron Funds). Long-term capital appreciation is its objective. It is not a target date fund.

1.

Baron WealthBuilder Fund’s objective is to provide investors with a diversified portfolio of Baron Funds that will outperform its benchmark index over the long term, although we cannot guarantee it will meet its objective.

2.	Baron WealthBuilder Fund’s minimum initial investment is $2,000, making it suitable for periodic purchases.

3.	Baron WealthBuilder Fund has no management fee, but it will indirectly bear its pro-rata share of the expenses of the Baron Funds in which it invests (acquired fund fees and expenses).

4.

Baron WealthBuilder Fund’s annual operating expenses are capped at 5 bps per year for TA Shares (available directly through Baron Funds) and Institutional Shares. Retail Shares annual operating expenses are capped at 30 bps per year. Portfolio transaction costs, interest, dividend, acquired fund fees and expenses, and extraordinary expenses are not subject to the operating expense limitation.

Several criteria, including our qualitative assessments, are used to continually determine Baron WealthBuilder Fund allocations among Baron Funds.

Among the criteria are: (a) absolute performance; (b) excess performance vs. benchmark; (c) performance standard deviation (a measure of risk); (d) Sharpe ratio (a measure of performance per unit of risk); (e) beta (a measure of a fund’s sensitivity to market movements); (f) alpha (a measure of excess return given level of risk as measured by beta); (g) portfolio turnover; (h) growth rates of portfolio investments; (i) fund size; and (j) manager tenure.

As of December 31, 2023, the five largest Baron Funds represented 60.7% of Baron WealthBuilder Fund’s net assets.

Ronald Baron, CEO of Baron Capital is the lead portfolio manager of Baron WealthBuilder Fund. Michael Baron, Vice President, is the co-portfolio manager.

2

December 31, 2023 (Unaudited)	Baron WealthBuilder Fund

COMPARISON OF THE CHANGE IN VALUE OF $10,000 INVESTMENT IN BARON WEALTHBUILDER FUND (RETAIL SHARES)

IN RELATION TO THE S&P 500 INDEX AND THE MSCI ACWI INDEX

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2023
	One Year	Three Years	Five Years	Since Inception (December 29, 2017)
Baron WealthBuilder Fund — Retail Shares[1,2]	25.36%	(0.62)%	16.78%	12.52%
Baron WealthBuilder Fund — TA Shares[1,2]	25.66%	(0.38)%	17.05%	12.77%
Baron WealthBuilder Fund — Institutional Shares[1,2]	25.73%	(0.37)%	17.06%	12.78%
S&P 500 Index[1]	26.29%	10.00%	15.69%	12.07%
MSCI ACWI Index[1]	22.20%	5.75%	11.72%	7.88%

[1]

The S&P 500 Index measures the performance of 500 widely held large-cap U.S. companies. The MSCI ACWI Index Net (USD) measures the equity market performance of large and midcap securities across developed and emerging markets, including the United States. MSCI is the source and owner of the trademarks, service marks and copyrights related to the MSCI Indexes. The indexes and the Fund are with dividends reinvested, net of foreign withholding taxes, as applicable, which positively impact the performance results. The indexes are unmanaged. The index performance is not fund performance; one cannot invest directly into an index.

[2]

Past performance is not predictive of future performance. The performance data does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. The Adviser has agreed that, pursuant to a contract expiring on August 29, 2034, unless renewed for another 11-year term, it will reimburse certain expenses of the Fund, limiting net annual operating expenses (portfolio transaction costs, interest, dividend, acquired fund fees and expenses and extraordinary expense are not subject to the operating expense limitation) to 0.05% of average daily net assets of TA shares, 0.30% of average daily net assets of Retail Shares, and 0.05% of average daily net assets of Institutional shares, without which performance would have been lower.

3

Baron WealthBuilder Fund (Unaudited)	December 31, 2023

COUNTRY EXPOSURES OF BARON UNDERLYING FUNDS AS OF DECEMBER 31, 2023

Percent of Net Assets*
United States	87.6%
United Kingdom	1.4%
India	1.3%
Canada	1.3%
Netherlands	1.1%
China	0.9%
Ireland	0.8%
Argentina	0.7%
Korea	0.6%
Other	4.3%

100.0%

SECTOR EXPOSURES OF BARON UNDERLYING FUNDS AS OF DECEMBER 31, 2023†*

(as a percentage of net assets)

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE

For the 12 months ended December 31, 2023, Baron WealthBuilder Fund1 increased 25.36%, underperforming the S&P 500 Index, which gained 26.29%.

Baron WealthBuilder Fund is a diversified fund that invests exclusively in other Baron mutual funds. At any given time, it invests in the securities of a select number of Baron mutual funds representing specific investment strategies. The Fund can invest in funds holding U.S. and international stocks; small-cap, small- to mid-cap, mid-cap, large-cap, all-cap stocks; and sector stocks. Baron WealthBuilder Fund normally invests in a variety of domestic and international equity funds. It seeks to invest in businesses it believes have significant opportunities for growth, durable competitive advantages, exceptional management, and an attractive valuation. Of course, there can be no assurance that we will be successful in achieving the Fund’s investment goals.

2023 came as a welcome relief to equity investors following a difficult 2022, with most major market indexes recapturing all their losses from the prior year. Brushing aside macro concerns including the U.S. Federal Reserve’s (the Fed) continuation of its historical tightening cycle, inflation data — although falling — that hovered above the Fed’s target, the recession debate, and geopolitical uncertainties, the markets rallied through the first half of 2023. After a third-quarter dip driven largely by concerns that rates would stay “higher for longer,” lower inflation data and a shift in focus to rate cuts prompted a bull run in the last two months of the year.

Consumer Discretionary, Information Technology, and Industrials contributed the most. There were no sectors that meaningfully detracted.

The U.S., Canada, and Argentina contributed the most. China detracted the most.

Baron Partners Fund, Baron Small Cap Fund, and Baron Asset Fund contributed the most. No Baron mutual fund detracted.

We invest for the long term in businesses that we believe will benefit from secular growth trends, durable competitive advantages, and best-in-class management. We remain optimistic that this approach will generate strong long-term performance regardless of the economic climate.

*	Individual weights may not sum to 100% or displayed total due to rounding.
†

Sector levels are provided from the Global Industry Classification Standard (“GICS”), developed and exclusively owned by MSCI Inc. and Standard & Poor’s Financial Services LLC, unless otherwise stated that they have been reclassified or classified by the Adviser. All GICS data is provided “as is” with no warranties.

[1]	Performance information reflects results of the Retail Shares.

4

December 31, 2023	Baron WealthBuilder Fund

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2023

Shares		Cost	Value
Affiliated Mutual Funds (100.01%)

Small Cap Funds (32.18%)
914,251	Baron Discovery Fund — Institutional Shares	$23,178,115	$25,608,172
782,408	Baron Growth Fund — Institutional Shares	74,440,884	79,085,859
2,187,911	Baron Small Cap Fund — Institutional Shares	72,660,781	71,522,819

Total Small Cap Funds		170,279,780	176,216,850

Small to Mid Cap Funds (6.28%)
903,189	Baron Focused Growth Fund — Institutional Shares	29,605,351	34,402,480

Mid Cap Funds (12.86%)
677,289	Baron Asset Fund — Institutional Shares	65,517,702	70,431,241

Large Cap Funds (7.45%)
704,627	Baron Durable Advantage Fund — Institutional Shares	11,114,018	15,896,384
574,033	Baron Fifth Avenue Growth Fund — Institutional Shares	20,513,764	24,884,344

Total Large Cap Funds		31,627,782	40,780,728

All Cap Funds (18.49%)
645,766	Baron Opportunity Fund — Institutional Shares	16,329,290	24,261,417
463,114	Baron Partners Fund — Institutional Shares	42,074,948	76,974,292

Total All Cap Funds		58,404,238	101,235,709

International Funds (9.16%)
1,051,558	Baron Emerging Markets Fund — Institutional Shares	15,121,887	14,742,838
613,451	Baron Global Advantage Fund — Institutional Shares	16,402,335	19,317,565
618,874	Baron International Growth Fund — Institutional Shares	16,740,999	16,078,360

Total International Funds		48,265,221	50,138,763

Sector Funds (13.59%)
1,003,942	Baron FinTech Fund — Institutional Shares	13,875,568	14,276,057
793,632	Baron Health Care Fund — Institutional Shares	14,017,322	15,118,679
927,553	Baron Real Estate Fund — Institutional Shares	31,191,013	33,160,012
814,355	Baron Real Estate Income Fund — Institutional Shares	12,846,183	11,832,569

Total Sector Funds		71,930,086	74,387,317

Total Affiliated Investments (100.01%)		$475,630,160	547,593,088

Liabilities Less Cash and Other Assets (-0.01%)			(74,619)

Net Assets			$547,518,469

%	Represents percentage of net assets.

All Affiliated Mutual Funds are Level 1.

See Notes to Financial Statements.	5

Baron WealthBuilder Fund	December 31, 2023

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2023

Assets:
Investments in Affiliated Mutual Funds, at value*	$547,593,088
Receivable for capital shares sold	569,925
Receivable for securities sold	121,400
Prepaid expenses	920

548,285,333

Liabilities:
Due to custodian bank	315,577
Payable for capital shares redeemed	380,421
Distribution fees payable (Note 5)	175
Other accrued expenses and other payables	70,691

766,864

Net Assets	$547,518,469

Net Assets consist of:
Paid-in capital	$510,582,556
Distributable earnings/(losses)	36,935,913

Net Assets	$547,518,469

Retail Shares:
Net Assets	$94,952,073
Shares Outstanding ($0.01 par value; indefinite shares authorized)	5,395,462

Net Asset Value Per Share	$17.60

TA Shares:
Net Assets	$49,505,559
Shares Outstanding ($0.01 par value; indefinite shares authorized)	2,774,010

Net Asset Value Per Share	$17.85

Institutional Shares:
Net Assets	$403,060,837
Shares Outstanding ($0.01 par value; indefinite shares authorized)	22,573,342

Net Asset Value Per Share	$17.86

*Investments in Affiliated Mutual Funds, at cost	$475,630,160

6	See Notes to Financial Statements.

December 31, 2023	Baron WealthBuilder Fund

STATEMENT OF OPERATIONS

DECEMBER 31, 2023

For The Year Ended December 31, 2023
Investment income(loss):
Income:
Dividends from Affiliated Mutual Funds	$577,647

Total income	577,647

Expenses:
Distribution fees — Retail Shares (Note 5)	217,397
Shareholder servicing agent fees and expenses — Retail Shares	5,671
Shareholder servicing agent fees and expenses — TA Shares	2,551
Shareholder servicing agent fees and expenses — Institutional Shares	23,433
Reports to shareholders	77,160
Registration and filing fees	73,190
Custodian and fund accounting fees	52,638
Trustee fees and expenses (Note 5)	26,689
Administration fees	44,229
Insurance expense	7,251
Line of credit fees	9,539
Professional fees	48,032
Miscellaneous expenses	2,458

Total operating expenses	590,238
Expenses reimbursed — Retail Shares (Note 5)	(22,718)
Expenses reimbursed — TA Shares (Note 5)	(11,175)
Expenses reimbursed — Institutional Shares (Note 5)	(93,915)

Total net expenses	462,430

Net investment income (loss)	115,217

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on Affiliated Mutual Funds	(7,179,719)
Capital gain distributions received from Affiliated Mutual Funds	5,506,730
Change in net unrealized appreciation (depreciation) of Affiliated Mutual Funds	111,694,543

Net gain (loss) on investments	110,021,554

Net increase (decrease) in net assets resulting from operations	$110,136,771

See Notes to Financial Statements.	7

Baron WealthBuilder Fund	December 31, 2023

STATEMENTS OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2023	For the Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$115,217	$(311,787)
Net realized gain (loss)	(1,672,989)	(32,254,139)
Change in net unrealized appreciation (depreciation)	111,694,543	(165,137,587)

Increase (decrease) in net assets resulting from operations	110,136,771	(197,703,513)

Distributions to shareholders from (Note 8):
Distributable earnings — Retail Shares	—	(2,459,751)
Distributable earnings — TA Shares	(14,380)	(1,168,124)
Distributable earnings — Institutional Shares	(119,687)	(9,769,520)

Decrease in net assets from distributions to shareholders	(134,067)	(13,397,395)

Capital share transactions:
Proceeds from the sale of shares — Retail Shares	21,626,006	39,365,696
Proceeds from the sale of shares — TA Shares	5,477,405	10,452,738
Proceeds from the sale of shares — Institutional Shares	50,611,997	89,164,588
Net asset value of shares issued in reinvestment of distributions — Retail Shares	—	2,423,777
Net asset value of shares issues in reinvestment of distribution — TA Shares	14,145	1,152,024
Net asset value of shares issued in reinvestment of distributions — Institutional Shares	113,694	9,411,127
Cost of shares redeemed — Retail Shares	(21,734,046)	(42,109,348)
Cost of shares redeemed — TA Shares	(3,879,233)	(3,247,842)
Cost of shares redeemed — Institutional Shares	(41,154,632)	(45,911,410)

Increase (decrease) in net assets derived from capital share transactions	11,075,336	60,701,350

Net increase (decrease) in net assets	121,078,040	(150,399,558)

Net Assets:
Beginning of year	426,440,429	576,839,987

End of year	$547,518,469	$426,440,429

Capital share transactions — Retail Shares
Shares sold	1,353,390	2,368,462
Shares issued in reinvestment of distributions	—	173,872
Shares redeemed	(1,372,977)	(2,575,221)

Net increase (decrease)	(19,587)	(32,887)

Capital share transactions — TA Shares
Shares sold	340,795	623,662
Shares issued in reinvestment of distributions	890	81,704
Shares redeemed	(237,997)	(203,700)

Net increase (decrease)	103,688	501,666

Capital share transactions — Institutional Shares
Shares sold	3,140,359	5,184,852
Shares issued in reinvestment of dividends	7,151	666,983
Shares redeemed	(2,557,664)	(2,808,680)

Net increase (decrease)	589,846	3,043,155

8	See Notes to Financial Statements.

December 31, 2023	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

Baron Select Funds (the Trust) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company established as a Delaware statutory trust on April 30, 2003. The Trust currently offers 12 series. This report covers only the Baron WealthBuilder Fund (the Fund). The Fund’s investment objective is capital appreciation. The Fund is a diversified fund that invests, at any given time, in the securities of a select number of Baron mutual funds (the Underlying Funds), representing specific investment strategies. The Fund normally invests in a variety of Baron domestic and international equity funds managed by BAMCO, Inc. (BAMCO or the Adviser). The Fund can invest in Underlying Funds holding U.S. and international stocks; small-cap, small- to mid-cap, large-cap, all-cap stocks; and sector stocks. The Adviser decides how much of the Fund’s assets to allocate to Underlying Funds based on the outlook for, and on the relative valuations of, the Underlying Funds and the various markets in which they invest. For information on the Underlying Funds, please refer to the Prospectuses and Statements of Additional Information of the Underlying Funds. Also, information on the Underlying Funds is available at baronfunds.com.

The Fund offers Retail Shares, TA Shares, and Institutional Shares. Each class of shares differs only in its ongoing fees, expenses, and eligibility requirements. Each class of shares has equal rights to earnings and assets, except that each class bears different expenses for distribution and shareholder servicing. The Fund’s investment income, realized and unrealized gains or losses on investments, and expenses other than those attributable to a specific class are allocated to each class based on its relative net assets. Each class of shares has exclusive voting rights with respect to matters that affect just that class.

2. SIGNIFICANT ACCOUNTING POLICIES AND INVESTMENT RISKS

The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The Trust is an investment company and therefore follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 Financial Services — Investment Companies.

a) Net Asset Value. The Fund’s share price or net asset value (NAV) is calculated as of the scheduled close of the regular trading session (usually 4 p.m. E.T. or such other time as of which the Fund’s NAV is calculated (the NAV Calculation Time)) on the New York Stock Exchange (the Exchange) on any day the Exchange is scheduled to be open. The NAV per share of a class is determined by dividing the value of the total assets less all liabilities, of the Fund represented by such class, by the total number of Fund shares of such class outstanding.

b) Security Valuation. Investments in the Underlying Funds are valued at their closing NAV per share on the day of valuation. Portfolio securities held by the Underlying Funds traded on any national stock exchange are valued based on the last sale price on the exchange where such shares are principally traded. For securities traded on NASDAQ, the Underlying Funds use the NASDAQ Official Closing Price. If there are no sales on a given day, the value of the security may be the average of the most recent bid and asked quotations on such exchange or the last sale price from a prior day. Where market quotations are not readily available, or, if in the Adviser’s judgment, they do not accurately reflect the fair value of a security held by one of the Underlying Funds, or an event occurs after the market close but before the Underlying Funds are priced that materially affects the value of a security, the security will be valued by the Adviser using policies and procedures approved by the Board of Trustees (the Board). The Board has designated the Adviser to perform fair value determinations pursuant to Rule 2a-5 under the 1940 Act. The Adviser has a Fair Valuation Committee (the Committee) comprised of senior management representatives and the Committee reports to the Board every quarter. Accordingly, the Committee may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Adviser’s portfolio management team also will be considered. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

U.S. Government obligations, money market instruments, and other debt instruments held by the Underlying Funds with a remaining maturity of 60 days or less are generally valued at amortized cost, which approximates fair value, unless an independent pricing service provides a valuation for such security or in the opinion of the Board or the Committee, the amortized cost method would not represent fair value. Debt instruments having a greater remaining maturity will be valued on the basis of prices obtained from a pricing service approved by the Board or at the mean of the bid and ask prices from the dealer maintaining an active market in that security. The value of the Underlying Funds’ investments in convertible bonds/convertible preferred stocks is determined primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Other inputs used by an independent pricing service to value convertible bonds/convertible preferred stocks generally include underlying stock data, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, sensitivity analysis, when available, or an estimated value calculated based on the price of the underlying common share on the valuation date adjusted for accrued and unpaid dividends. Open-end investment companies, including securities lending collateral invested in registered investment company money market funds, are valued at their NAV each day.

Non-U.S. equity securities held by the Underlying Funds traded on foreign securities exchanges are generally valued using an independent pricing vendor that provides daily fair value adjustment factors based on information such as local closing price, relevant general and sector indexes, currency fluctuations, and depositary receipts, as applicable. Securities valued using such adjustment factors are classified as Level 2 in the fair value hierarchy. The models of the independent pricing vendor generate an adjustment factor for each security, which is applied to the local closing price to adjust it for post-closing market movements up to the time the Underlying Funds are valued and translated into U.S. dollars. If the vendor does not provide an adjustment factor for a security, the security is valued based on its most recent local closing price and translated into U.S. dollars. The Adviser may also fair value securities in other situations, for example, when a particular foreign market is closed but the Underlying Funds are open. Other mutual funds may adjust the prices of their securities by different amounts.

c) Securities Transactions and Investment Income. Fund securities transactions are accounted for on trade date. Realized gain and loss from securities transactions are recorded on an identified cost basis for financial reporting and federal income tax purposes. Dividend income and capital gain distributions from the Underlying Funds are recognized on the ex-dividend date and interest income is recognized on an accrual basis. Dividends received from Underlying Funds are reflected as dividend income; capital gain distributions are reflected as realized gains.

9

Baron WealthBuilder Fund	December 31, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

2. SIGNIFICANT ACCOUNTING POLICIES AND INVESTMENT RISKS (Continued)

d) Expense Allocation. The Fund is charged for those expenses directly attributable to the Fund, such as distribution and transfer agency fees. Expenses that are not directly attributable to the Fund are typically allocated among the funds in the Trust and Baron Investment Funds Trust (collectively, the Fund Complex) in proportion to their respective net assets. The Fund accrues distribution and service (12b-1) fees to Retail Shares.

Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Because Underlying Funds have varied expenses and fee levels and the Fund may own different proportion of Underlying Funds at different times, the amount of acquired fund fees and expenses incurred indirectly by the Fund will vary.

e) Single Issuer. Single issuer risk is the possibility that factors specific to an issuer to which an Underlying Fund is exposed will affect the market prices of the issuer’s securities and therefore the NAV of the Underlying Fund. Due to the size of Baron Partners Fund’s investment in Tesla, Inc. (Tesla), 43% of Baron Partners Fund’s net assets as of December 31, 2023, the NAV of Baron Partners Fund will be materially impacted by the price of Tesla stock. The Fund’s indirect proportional ownership of Tesla is $40,704,555, which represents 7.4% of the Fund’s net assets as of December 31, 2023. The financial statements of the Underlying Funds are available at baronfunds.com.

f) Non-Diversified Portfolio. Certain Underlying Funds are non-diversified, which means they will likely have a greater percentage of their assets in a single issuer than a diversified fund. As a result, a non-diversified fund will likely invest a greater percentage of its assets in fewer issuers, and the performance of those issuers may have a greater effect on the Underlying Fund’s performance (and consequently the Fund’s performance) compared to a diversified fund. Thus, a non-diversified fund is more likely to experience significant fluctuations in value, exposing the Underlying Fund (and consequently the Fund) to a greater risk of loss in any given period than a diversified fund. Additionally, non-diversified funds may encounter difficulty liquidating securities.

g) Industry Concentration. From time to time, market fluctuations in the value of an Underlying Fund’s investments, combined with an Underlying Fund’s non-diversified portfolio, may result in an Underlying Fund being concentrated in the securities of a single issuer or a small number of issuers, in a particular industry. As a result, this Underlying Fund will be particularly exposed to the risks of that company or industry relative to the risk exposure of investment companies holding a diversified portfolio of securities or those that seek to maintain near-index weightings in their portfolio securities. Accordingly, in those cases, an Underlying Fund will be disproportionately exposed to the market conditions, interest rates, and economic, regulatory, or financial developments that significantly affect that company or industry. For example, due to the size of Baron Partners Fund’s investment in Tesla, which represents about 43% of Baron Partners Fund’s net assets as of December 31, 2023, Baron Partners Fund will be more adversely impacted by negative developments affecting the automotive and energy industries, as well as governmental environmental regulations.

h) Use of Estimates. The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the period. Actual results could differ from those estimates.

i) Federal Income Taxes. The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. The Fund will not be subject to federal or state income taxes to the extent that it qualifies as regulated investment companies and substantially all of its income is distributed.

j) Distributions to Shareholders. Income and capital gain distributions to shareholders are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing treatments for net investment loss, short-term capital gain distributions, and wash sale losses deferred. Income dividends are normally declared and paid annually. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to shareholders, but may be distributed more frequently. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

k) Commitments and Contingencies. In the normal course of business, the Fund may enter into contracts and agreements that contain a variety of representations and warranties, which provide general indemnification. The maximum exposure to the Fund under these agreements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.

l) Cash and Cash Equivalents. The Fund considers all short-term liquid investments with a maturity of three months or less when purchased to be cash equivalents.

3. ASSET ALLOCATION AND RISKS OF INVESTING IN THE UNDERLYING FUNDS

The Fund’s ability to meet its investment objective depends largely upon selecting the best mix of Underlying Funds. The selection of the Underlying Funds and the allocation of the Fund’s assets among the various market sectors could cause the Fund to underperform in comparison to other funds with a similar investment objective. In addition, each of the Underlying Funds has its own investment risks, and those risks can affect the value of the Fund’s investments. To the extent that the Fund invests more of its assets in one Underlying Fund than in another, it will have greater exposure to the risks of that Underlying Fund.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities, other than short term securities, for the year ended December 31, 2023 were as follows:

Fund	Purchases	Sales
Baron WealthBuilder Fund	$49,386,881	$32,811,660

10

December 31, 2023	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

5. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

a) Investment Advisory Fees. The Adviser, a wholly owned subsidiary of Baron Capital Group, Inc. (BCG), serves as investment adviser to the Fund and the Underlying Funds. The Adviser will not be paid a management fee for performing investment management services for the Fund. However, the Adviser receives management fees for managing the Underlying Funds. See the Underlying Funds’ Prospectuses or Statements of Additional Information for specific fees. The Adviser has contractually agreed to reimburse Fund expenses to the extent required to limit the net annual operating expense ratio (excluding acquired fund fees and expenses, portfolio transaction costs, interest, dividend and extraordinary expenses) pursuant to a contract expiring on August 29, 2034, unless renewed for another 11-year term as follows:

Annual Operating Expense Ratio Cap

Retail Shares	TA Shares	Institutional Shares
0.30%	0.05%	0.05%

The aforementioned reimbursement, if applicable, is not subject to recoupment by the Adviser.

b) Distribution Fees. Baron Capital, Inc. (BCI), a wholly owned subsidiary of BCG, is a registered broker-dealer and the distributor of the Fund’s shares. The Fund is authorized to pay BCI a distribution fee payable monthly pursuant to a distribution plan under Rule 12b-1 of the 1940 Act equal to 0.25% per annum of the Retail Shares’ average daily net assets.

c) Trustee Fees. Certain Trustees of the Trust are officers of the Adviser and received no direct renumeration in such capacity from the Fund Complex. The Fund Complex pays each Independent Trustee (an Independent Trustee is a Trustee who is not an “interested person” (as defined in the 1940 Act) of the Fund Complex) annual compensation in addition to reimbursement of out-of-pocket expenses in connection with attendance at meetings of the Board. Specifically, each Independent Trustee receives an annual base compensation of $172,000 with the lead Independent Trustee receiving an additional $20,000. An additional $48,000 per annum is paid to each Independent Trustee for attendance at the quarterly meetings of the Board. Each member of the Audit Committee receives an additional $10,000 in annual compensation with the Audit Committee Chairperson receiving an additional $10,000.

d) Custody, Fund Accounting and Administration Fees. The Fund has entered into an agreement with State Street Bank and Trust Company (State Street) to perform custody, accounting and certain administrative services.

e) Ownership Concentration. As of December 31, 2023 the officers, trustees and portfolio managers owned, directly or indirectly, 15.26% of the Fund. As a result of their ownership, these investors may be able to materially affect the outcome of matters presented to the Fund’s shareholders.

f) Transactions in “Affiliated” Companies. The Fund invests in the Institutional Shares of the Underlying Funds which are considered to be affiliated with the Fund.

Name of Issuer	Value at December 31, 2022	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Other Distributions	Shares Held at December 31, 2023	Value at December 31, 2023	% of Net Assets at December 31, 2023
“Affiliated” Companies as of December 31, 2023:
Baron Asset Fund, Institutional Shares	$58,777,134	$7,308,094	$3,726,789	$8,784,372	$(711,570)	$—	$2,236,567	677,289	$70,431,241	12.86%
Baron Discovery Fund, Institutional Shares	20,467,271	2,056,869	1,558,554	5,029,438	(386,852)	—	—	914,251	25,608,172	4.68%
Baron Durable Advantage Fund, Institutional Shares	10,726,089	1,326,012	1,070,069	4,942,827	(28,475)	15,926	—	704,627	15,896,384	2.90%
Baron Emerging Markets Fund, Institutional Shares	13,314,631	1,361,961	942,720	1,241,609	(232,643)	100,806	—	1,051,558	14,742,838	2.69%
Baron Fifth Avenue Growth Fund, Institutional Shares	15,470,963	1,770,021	1,354,096	9,347,521	(350,065)	—	—	574,033	24,884,344	4.55%
Baron FinTech Fund, Institutional Shares	10,973,144	1,082,563	820,292	3,257,624	(216,982)	—	—	1,003,942	14,276,057	2.61%
Baron Focused Growth Fund, Institutional Shares	26,365,450	2,890,504	2,216,017	8,006,712	(644,169)	—	—	903,189	34,402,480	6.28%
Baron Global Advantage Fund, Institutional Shares	15,022,835	1,732,100	1,312,467	4,166,520	(291,423)	—	—	613,451	19,317,565	3.53%
Baron Growth Fund, Institutional Shares	67,472,097	7,378,766	4,593,632	9,628,954	(800,326)	—	1,316,415	782,408	79,085,859	14.44%
Baron Health Care Fund, Institutional Shares	13,891,635	1,299,075	984,349	1,043,638	(131,320)	—	—	793,631	15,118,679	2.76%

11

Baron WealthBuilder Fund	December 31, 2023

NOTES TO FINANCIAL STATEMENTS (Continued)

5. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES (Continued)

Name of Issuer	Value at December 31, 2022	Purchase Cost	Sales Proceeds/ Return of Capital	Change in Net Unrealized Appreciation (Depreciation)	Realized Gains/ (Losses)	Dividend Income	Other Distributions	Shares Held at December 31, 2023	Value at December 31, 2023	% of Net Assets at December 31, 2023
Baron International Growth Fund, Institutional Shares	$14,652,318	$1,391,238	$984,350	$1,334,661	$(315,507)	$92,163	$—	618,874	$16,078,360	2.94%
Baron Opportunity Fund, Institutional Shares	15,849,030	1,770,021	1,354,096	8,188,886	(192,424)	—	—	645,766	24,261,417	4.43%
Baron Partners Fund, Institutional Shares	52,479,980	6,495,375	4,921,749	23,745,947	(825,261)	—	—	463,114	76,974,292	14.06%
Baron Real Estate Fund, Institutional Shares	25,969,840	2,741,383	1,968,700	6,964,722	(547,233)	143,233	—	927,553	33,160,012	6.06%
Baron Real Estate Income Fund, Institutional Shares	10,002,678	1,308,081	820,292	1,583,198	(241,096)	225,519	—	814,355	11,832,569	2.16%
Baron Small Cap Fund, Institutional Shares	55,067,948	7,474,818	4,183,488	14,427,914	(1,264,373)	—	1,953,748	2,187,911	71,522,819	13.06%

	$426,503,043	$49,386,881	$32,811,660	$111,694,543	$(7,179,719)	$577,647	$5,506,730		$547,593,088

6. LINE OF CREDIT

The Fund Complex (except Baron Partners Fund) participates in a committed line of credit agreement with State Street to be used for temporary purposes, primarily for financing redemptions. Each fund may borrow up to the lesser of $200 million or the maximum amount each fund may borrow under the 1940 Act, the limitations included in each fund’s prospectus, or any limit or restriction under any law or regulation to which each fund is subject or any agreement to which each fund is a party; provided that the aggregate outstanding principal amount of all loans to any of the funds may not exceed $200 million. Interest is charged to each fund, based on its borrowings, at a rate per annum equal to the higher of the Overnight Bank Funding Rate plus 0.10% or the Federal Funds Effective Rate plus 0.10%; plus a margin of 1.00%. An upfront fee of 0.05% is incurred on the commitment amount and a commitment fee of 0.20% per annum is incurred on the unused portion of the line of credit. Both fees are allocated to the participating funds based on their relative net assets.

During the year ended December 31, 2023, the Fund did not have any borrowings under the line of credit.

The Adviser believes that the fair value of the liabilities under the line of credit agreement is equivalent to the recorded amount based on its short-term maturity and interest rate, which fluctuates over time. The Fund’s outstanding balance under the line of credit agreement, if any, would be categorized as Level 2 in the fair value hierarchy, which is further discussed in Note 7.

7. FAIR VALUE MEASUREMENTS

Fair value is defined by GAAP as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market for the investment. GAAP provides a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability. Inputs may be observable or unobservable. Observable inputs are based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the Fund’s own assumptions based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•	Level 1 — quoted prices in active markets for identical assets or liabilities;

•

Level 2 — prices determined using other inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•

Level 3 — prices determined using unobservable inputs when quoted prices or observable inputs are unavailable, such as when there is little or no market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

Investments in open-end registered investment companies are valued at NAV and are classified in the fair value hierarchy as Level 1.

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Federal income tax regulations differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and net realized gain for financial reporting purposes. Net investment income (loss) and net realized and unrealized gain (loss) differ for financial statement and tax purposes due to differing treatments of net investment loss, short-term capital gain distributions, and wash sale losses deferred. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences.

12

December 31, 2023	Baron WealthBuilder Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

8. INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (Continued)

As of December 31, 2023, the Fund’s cost of investments and gross unrealized appreciation (depreciation) for U.S. federal income tax purposes were as follows:

Cost of investments	$493,513,207

Gross tax unrealized appreciation	1,180,417,141
Gross tax unrealized depreciation	(1,126,337,260)

Net tax unrealized appreciation (depreciation)	54,079,881

As of December 31, 2023, the components of net assets on a tax basis were as follows:

Undistributed (accumulated) ordinary income (loss)	$113,254
Capital loss carryforwards	(17,257,222)
Net tax unrealized appreciation (depreciation) on investments	54,079,881
Paid-in capital	510,582,556

Net Assets	$547,518,469

At December 31, 2023, the Fund had capital loss carryforwards as follows:

Short Term	$17,257,222

Long Term	$—

Capital loss carryforward utilized during the year ended December 31, 2023	$5,155,590

The tax character of distributions paid during the years ended December 31, 2023 and December 31, 2022 was as follows:

Year Ended December 31, 2023		Year Ended December 31, 2022

Ordinary[1]	Long Term Capital Gain	Ordinary[1]	Long Term Capital Gain
$134,067	$—	$2,479,054	$10,918,341

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.

The Fund follows the provisions of FASB Codification Section 740 (ASC Section 740) “Accounting for Uncertainty in Income Taxes” which clarifies the accounting for uncertainty in tax positions taken or expected to be taken on a tax return. ASC Section 740 sets forth a threshold for financial statement recognition, measurement and disclosure of tax positions taken or expected to be taken on a tax return. The Fund is required to recognize the tax effects of certain tax positions under a “more likely than not” standard, that based on their technical merits, have more than 50 percent likelihood of being sustained upon examination. Management has analyzed the tax positions taken on the Fund’s federal income tax returns for the current year and prior two years, and has concluded that no provision for federal income tax is required in the Fund’s financial statements. At December 31, 2023, the Fund did not have any uncertain tax benefits that require recognition, de-recognition or disclosure. The Fund’s federal, state and local income and federal excise tax returns for which the applicable statutes of limitations have not expired (current and prior three years) are subject to examination by the Internal Revenue Service and state departments of revenue.

9. RECENT REGULATORY UPDATE

In October 2022, the SEC adopted the Tailored Shareholder Reports for Mutual Funds and Exchange-Traded Funds rule and reform amendments requiring open-end management investment companies, including mutual funds and exchange-traded funds, to transmit concise and visually engaging semi-annual and annual tailored shareholder reports that highlight key information, including fund expenses, performance, and holdings to shareholders. Certain information from the Fund’s current shareholder reports, including the Fund’s portfolio of investments, financial statements, and financial highlights, will move to Form N-CSR. This information will be available online, mailed upon request and filed on a semi-annual basis. The rule and form amendments have a compliance date of July 24, 2024. Accordingly, the rule and form amendments will not impact the Fund until the 2024 semi-annual shareholder reports.

10. SUBSEQUENT EVENTS

Management has evaluated events occurring subsequent to the date of the Statements of Assets and Liabilities and through the date of issuance of the financial statements and has determined that there were no subsequent events that required adjustment to or disclosure in the financial statements.

13

Baron WealthBuilder Fund	December 31, 2023

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each year:

		Income (loss) from Investment operations:			Less distributions to shareholders from:						Ratios to Average Net Assets:					Supplemental Data:

	Net asset value, beginning of year ($)	Net investment income (loss) ($)[1]	Net realized and unrealized gain (loss) ($)	Total from investment operations ($)	Net investment income ($)	Net realized gains ($)	Total distributions ($)	Net asset value, end of year ($)	Total return (%)[2]		Gross expenses (%)[3]		Net expenses (%)[3]		Net investment income (loss) (%)	Net assets (in millions), end of year ($)	Portfolio turnover rate (%)

RETAIL SHARES

Year Ended December 31,

2023	14.04	(0.03)	3.59	3.56	0.00	0.00	0.00	17.60	25.36	[4]	0.33		0.30		(0.18)	94.9	6.70

2022	21.56	(0.04)	(7.02)	(7.06)	(0.08)	(0.38)	(0.46)	14.04	(32.75)[4]		0.34		0.30		(0.27)	76.0	20.73

2021	19.57	(0.03)	3.21	3.18	0.00	(1.19)	(1.19)	21.56	16.42	[4]	0.33	[5]	0.30	[5]	(0.13)	117.4	0.18

2020	12.23	(0.04)	7.62	7.58	0.00	(0.24)	(0.24)	19.57	62.45	[4]	0.41	[5]	0.30	[5]	(0.29)	44.5	6.65

2019	9.33	(0.03)	3.37	3.34	(0.01)	(0.43)	(0.44)	12.23	36.24	[4]	0.41	[7]	0.32	[7]	(0.26)	5.9	22.48

TA SHARES

Year Ended December 31,

2023	14.21	0.01	3.64	3.65	(0.01)	0.00	(0.01)	17.85	25.66	[4]	0.08		0.05		0.07	49.5	6.70

2022	21.76	(0.00)[6]	(7.09)	(7.09)	(0.08)	(0.38)	(0.46)	14.21	(32.59)[4]		0.08		0.05		(0.02)	37.9	20.73

2021	19.70	0.03	3.22	3.25	(0.00)[6]	(1.19)	(1.19)	21.76	16.70	[4]	0.08	[5]	0.05	[5]	0.12	47.2	0.18

2020	12.28	(0.01)	7.67	7.66	0.00	(0.24)	(0.24)	19.70	62.85	[4]	0.16	[5]	0.05	[5]	(0.04)	44.0	6.65

2019	9.35	(0.00)[6]	3.37	3.37	(0.01)	(0.43)	(0.44)	12.28	36.49	[4]	0.17	[7]	0.07	[7]	(0.03)	21.4	22.48

INSTITUTIONAL SHARES

Year Ended December 31,

2023	14.21	0.01	3.65	3.66	(0.01)	0.00	(0.01)	17.86	25.73	[4]	0.08		0.05		0.07	403.1	6.70

2022	21.76	(0.00)[6]	(7.09)	(7.09)	(0.08)	(0.38)	(0.46)	14.21	(32.59)[4]		0.09		0.05		(0.02)	312.5	20.73

2021	19.70	0.02	3.23	3.25	(0.00)[6]	(1.19)	(1.19)	21.76	16.70	[4]	0.08	[5]	0.05	[5]	0.09	412.2	0.18

2020	12.28	(0.01)	7.67	7.66	0.00	(0.24)	(0.24)	19.70	62.85	[4]	0.16	[5]	0.05	[5]	(0.04)	184.1	6.65

2019	9.35	(0.00)[6]	3.37	3.37	(0.01)	(0.43)	(0.44)	12.28	36.49	[4]	0.17	[7]	0.07	[7]	(0.02)	93.8	22.48

[1]	Based on average shares outstanding.
[2]	Total returns reflect reinvestment of all dividends and distributions, if any.
[3]	Expenses do not include acquired fund fees and expenses of the Underlying Funds.
[4]	The total returns would have been lower had certain expenses not been reduced during the period shown.
[5]	Includes interest expense of less than 0.01%.
[6]	Less than $0.01 per share.
[7]	Includes interest expense of 0.02%.

14	See Notes to Financial Statements.

December 31, 2023	Baron WealthBuilder Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Baron Select Funds and Shareholders of Baron WealthBuilder Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Baron WealthBuilder Fund (one of the funds constituting Baron Select Funds, referred to hereafter as the “Fund”) as of December 31, 2023, the related statement of operations for the year ended December 31, 2023, the statement of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2023 and the financial highlights for each of the five years in the period ended December 31, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

February 26, 2024

We have served as the auditor of one or more investment companies in the Baron group of Funds since 1987.

15

Baron WealthBuilder Fund	December 31, 2023

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

The Trust has adopted a liquidity risk management program (the LRMP) pursuant to the requirements of Rule 22e-4 under the 1940 Act, which requires registered open-end funds (other than money market funds) to adopt and implement a written liquidity risk management program that is reasonably designed to assess and manage fund liquidity risk. The rule is designed to promote effective liquidity risk management throughout the open-end fund industry, thereby reducing liquidity risk — i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors’ interests in the fund.

Pursuant to the requirements of Rule 22e-4, the LRMP is required to include policies and procedures reasonably designed to incorporate the following elements, and the LRMP complies with these requirements: (1) assessment, management and periodic review of liquidity risk; (2) classification of the Fund’s investments into one of the four liquidity categories in Rule 22e-4; (3) if the Fund does not primarily hold assets that are considered highly liquid investments (cash and other investments reasonably expected to be convertible into cash in current market conditions in three business days or less without the conversion into cash significantly changing the market value of the investment), determination of a “highly liquid investment minimum” (as defined in Rule 22e-4 and in the LRMP, the HLIM) and compliance with additional related requirements; (4) prohibition on the acquisition of any “illiquid investment” (as defined in Rule 22e-4) if immediately after the acquisition the Fund would have invested more than 15% of its net assets in illiquid investments; and (5) if the Fund reserves the right to engage in redemptions in-kind, establishment of policies and procedures regarding how and when the Fund will engage in such redemptions in-kind. There have been no material changes to the LRMP since it was initially approved by the Board.

The Board has approved the Adviser to administer the LRMP (the Program Administrator). The Program Administrator has delegated its responsibilities to a Liquidity Risk Management Committee (the LRM Committee), comprised of a cross-functional group of key representatives from various departments of the Program Administrator, including Operations; Accounting; Legal and Compliance; Trading; and Portfolio and Risk Analytics. In addition, the Trust has contracted with a third party liquidity assessment vendor to support the classification of Fund investments.

Pursuant to the requirements of Rule 22e-4, the Board must review, no less frequently than annually, a written report prepared by the Program Administrator that addresses the operation of the program and assesses its adequacy and effectiveness of implementation, including, if applicable, the operation of the HLIM, and any material changes to the program. The Board received a written report in May 2023 (the Annual Report).

The Annual Report states that the Adviser, as the Program Administrator, acting primarily through the LRM Committee, has assessed the operation of the LRMP and believes that the LRMP is adequate and effective in its implementation. The Program Administrator and the LRM Committee initially determined that the Fund primarily holds assets that are highly liquid investments, and the Annual Report states that this determination continues to be maintained so that the Fund does not need to maintain a HLIM. In addition, the Annual Report states that, since the LRMP was implemented, the Fund has not breached its limit on illiquid investments.

16

December 31, 2023	Baron WealthBuilder Fund

TAX INFORMATION (Unaudited)

The federal tax status of distributions paid by the Fund during the year ended December 31, 2023 are listed below.

During the fiscal year ended December 31, 2023, the Fund’s distributions to shareholders included:

	Ordinary Income[1,3]	Long-Term Capital Gains[2,3]

Baron WealthBuilder Fund	$134,067	$—

[1]	For tax purposes, short-term capital gains are considered ordinary income distributions.
[2]	Long-term capital gains are subject to a maximum allowable rate of 20% for individuals pursuant to the Tax Cuts and Jobs Act of 2017.
[3]	Under the Patient Protection and Affordable Care Act, higher income taxpayers must pay a 3.8% additional tax on investment income.

Of the total ordinary income distributions paid, 100.00% is qualified dividend income subject to a reduced tax rate and 100.00% qualifies for the corporate dividends received deduction.

The information and distributions reported may differ from the information and distributions taxable to the shareholders for the calendar year ended December 31, 2023. The information necessary to complete your income tax return for the calendar year ended December 31, 2023 will be listed on the Form 1099-DIV, which was mailed to you in January 2024.

17

Baron WealthBuilder Fund	December 31, 2023

FUND EXPENSES (Unaudited)

As a shareholder of the Fund, you may incur ongoing expenses. Ongoing expenses include distribution and service (12b-1) fees and other Fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The information in the following table is based on an investment of $1,000 invested on July 1, 2023 and held for the six months ended December 31, 2023.

ACTUAL EXPENSES

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading titled “Expenses Paid During the Period.”

BASED ON ACTUAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 20231

	Actual Total Return	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023		Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron WealthBuilder Fund — Retail Shares	5.90%	$1,000.00	$1,059.00	[3]	0.30%[4]	$1.56
Baron WealthBuilder Fund — TA Shares	6.03%	$1,000.00	$1,060.30	[3]	0.05%[4]	$0.26
Baron WealthBuilder Fund — Institutional Shares	6.03%	$1,000.00	$1,060.30	[3]	0.05%[4]	$0.26

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account values and expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table below are meant to highlight your ongoing costs and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the table is useful in comparing ongoing costs only and will not help you determine your relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

BASED ON HYPOTHETICAL TOTAL RETURN FOR THE SIX MONTHS ENDED DECEMBER 31, 20231

	Hypothetical Annualized Total Return	Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023		Annualized Expense Ratio	Expenses Paid During the Period[2]
Baron WealthBuilder Fund — Retail Shares	5.00%	$1,000.00	$1,023.69	[3]	0.30%[4]	$1.53
Baron WealthBuilder Fund — TA Shares	5.00%	$1,000.00	$1,024.95	[3]	0.05%[4]	$0.26
Baron WealthBuilder Fund — Institutional Shares	5.00%	$1,000.00	$1,024.95	[3]	0.05%[4]	$0.26

[1]	Assumes reinvestment of all dividends and distributions, if any.
[2]

Expenses are equal to each share class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.

[3]	Ending account value assumes the return earned after expense reimbursement and would have been lower if a portion of the expenses had not been reimbursed.
[4]	Annualized expense ratios are adjusted to reflect expense reimbursement and do not include acquired fund fees and expenses of the Underlying Funds.

18

December 31, 2023	Baron WealthBuilder Fund

MANAGEMENT OF THE FUND (Unaudited)

Board of Trustees and Officers.

Trustees of the Trust, together with information as to their positions with the Trust, principal occupations and other board memberships and affiliations for the past five years, are shown below. Each Trustee serves as Trustee of the Fund until its termination; until the Trustee’s retirement, resignation or death; or as otherwise specified in the Trust’s organizational documents. All Trustees listed below, whether Interested or Independent, serve as Trustees for the Trust. Additional information about the Trustees and Officers of the Trust can be found in the Trust’s Statement of Additional Information (the SAI) which may be obtained without charge by writing or calling 1-800-99BARON. The SAI is also available on the Baron Funds® website, BaronFunds.com.

Name (Year of Birth) & Address(1)	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees

Ronald Baron (1943)(2),(3)	Chief Executive Officer, Trustee and Portfolio Manager	20 years	Director, Chairman and CEO: the Firm* (1982-Present); CEO, Trustee and Portfolio Manager: Baron Investment Funds Trust (1987-Present); CEO, Trustee and Portfolio Manager: Baron Select Funds (2003-Present); Portfolio Manager: Baron USA Partners Fund Ltd. (1994-Present).	19	None

Linda S. Martinson (1955)(2),(3)	Chairman, President, Chief Operating Officer and Trustee	20 years	Director: the Firm* (2003-Present); President: the Firm* (2007-Present); Chief Operating Officer: the Firm* (2006-Present); Chairman (2010-Present), President (2007-Present), Chief Operating Officer (2006-Present), Trustee (1987-Present): Baron Investment Funds Trust; Chairman (2010-Present), President (2007-Present), Chief Operating Officer (2006-Present), Trustee (2003-Present): Baron Select Funds; Director: Baron USA Partners Fund Ltd. (2006-Present); Director: Baron Emerging Markets Fund Ltd. (2016-Present).	19	None

Peggy C. Wong (1961)(2),(3)	Vice President, Chief Financial Officer and Trustee	20 years	Trustee (2021-Present): Baron Investment Funds Trust and Baron Select Funds; Chief Financial Officer: the Firm* (1987-Present), Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present), Baron USA Partners Fund Ltd. (1994-Present), Baron Emerging Markets Fund Ltd. (2016-Present).	19	None
Independent Trustees

Thomas J. Folliard (1965)(4),(5),(6)	Trustee	6 years	Non-Executive Chair of the Board: CarMax, Inc. (2016-Present); Trustee: Baron Investment Funds Trust (2017-Present), Baron Select Funds (2017-Present).	19	Director: PulteGroup, Inc. (2012-Present)

Abraham (Avi) Nachmany (1952)(5),(6)	Trustee	4 years	Independent mutual fund industry consultant (2016-Present); Advisory Board Member: Baron Investment Funds Trust and Baron Select Funds (2019-2020); Trustee: Baron Investment Funds Trust, Baron Select Funds (2020-Present)	19	None

Raymond Noveck (1943)(4),(5),(6)	Lead Trustee	20 years	Private Investor (1999-Present); Lead Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	19	None

19

Baron WealthBuilder Fund	December 31, 2023

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Name (Year of Birth) & Address(1)	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees (continued)

Anita James Rival (1964)(5),(6)	Trustee	10 years	Advisory Board Member: ValueAct Capital, LLC (2014-Present); Advisory Board Member: Impala Asset Management, LLC (2014-2022); Trustee: Baron Investment Funds Trust, Baron Select Funds (2013-Present).	19	Director: Golub Capital BDC, Inc. (2011-Present); Director: Golub Capital BDC 3, Inc. (2017-Present); Director: Golub Capital BDC 4, Inc. (2021-Present); Director: Golub Capital Direct Lending Corporation (2020-Present); Golub Capital Direct Lending Unlevered Corporation (2021-Present); Golub Capital Private Credit Fund (2023-Present)

David A. Silverman, MD (1950)(5),(6)	Trustee	20 years	Physician and Faculty: New York University School of Medicine (1976-Present); President: Harley Street Medical (2021-Present); Trustee: Baron Investment Funds Trust (1987-Present), Baron Select Funds (2003-Present).	19	None

Marvelle Sullivan (1979)(5),(6)	Trustee	3 years	Founder and CEO: Marvelle Co. LLC (2019-Present); Managing Director: J.P. Morgan (2017-2019); Advisory Board Member: Baron Investment Funds Trust and Baron Select Funds (2/2020-5/2020); Trustee: Baron Investment Funds Trust, Baron Select Funds (5/2020-Present).	19	None

Errol Taylor (1955)(5),(6)	Trustee	3 years	Partner: Milbank LLP (2003-2020); Trustee: Baron Investment Funds Trust, Baron Select Funds (2020-Present).	19	Trustee: New York Law School (2014-Present); Trustee: Clark Atlanta University (2017-Present)

Alejandro (Alex) Yemenidjian (1955)(4),(5),(6)	Trustee	16 years	Chairman and CEO: GAST Enterprises, Ltd. (investment company) (2005-Present); Manager: Armenco Capital LLC (investment company) (2013-Present); Trustee: Baron Investment Funds Trust (2006-Present), Baron Select Funds (2006-Present).	19	Director: Guess?, Inc. (2005-Present)
Additional Officers of the Funds

Louis Beasley (1970)	Vice President and Chief Compliance Officer	9 years	Vice President and Chief Compliance Officer: Baron Capital Group, Inc., BAMCO, Inc., Baron Capital Management Inc., Baron Investment Funds Trust, Baron Select Funds, Baron USA Partners Fund Ltd. (2014-Present), Baron Emerging Markets Fund Ltd. (2016-Present); Vice President: the Firm* (2014-Present).	N/A	N/A

Clifford Greenberg (1959)	Senior Vice President and Co-Chief Investment Officer	20 years	Director, Senior Vice President and Co-Chief Investment Officer: the Firm* (2020-Present); Senior Vice President and Co-Chief Investment Officer: Baron Investment Funds Trust, Baron Select Funds (2020-Present); Portfolio Manager: Baron Small Cap Fund (1997-Present).	N/A	N/A

Patrick M. Patalino (1968)	Vice President, Chief Legal Officer and Secretary	16 years	Vice President, General Counsel and Secretary: the Firm* (2007-Present); Vice President, Chief Legal Officer and Secretary: Baron Investment Funds Trust, Baron Select Funds (2007-Present); General Counsel: Baron USA Partners Fund Ltd. (2007-Present), Baron Emerging Markets Fund Ltd. (2016-Present).	N/A	N/A

20

December 31, 2023	Baron WealthBuilder Fund

MANAGEMENT OF THE FUNDS (Unaudited) (Continued)

Name (Year of Birth) & Address(1)	Position(s) Held With the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Additional Officers of the Funds (continued)

Andrew Peck (1969)	Senior Vice President and Co-Chief Investment Officer	20 years	Director, Senior Vice President and Co-Chief Investment Officer: the Firm* (2020-Present); Senior Vice President and Co-Chief Investment Officer: Baron Investment Funds Trust, Baron Select Funds (2020-Present); Portfolio Manager: Baron Asset Fund (2003-Present).	N/A	N/A

Christopher Snively (1984)	Treasurer	<1 year	Vice President: the Firm* (2023-Present); Treasurer: Baron Investment Funds Trust, Baron Select Funds (2023-Present); Chief Financial Officer: The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Return and Income Fund, Inc. (2016-2023); Director: Lazard Asset Management LLC (2021-2023, previously Senior Vice President).	N/A	N/A

*	The “Firm” means Baron Capital Group, Inc. (BCG) along with its subsidiaries BCI, Baron Capital Management, Inc. (BCM) and BAMCO.
(1)	The address of each Trustee and Officer of the Funds is 767 Fifth Avenue, New York, NY 10153.
(2)	Trustees deemed to be “Interested Trustees” by reason of their employment with the Adviser and BCI.
(3)	Members of the Executive Committee, which is empowered to exercise all of the powers, including the power to declare dividends, of the full Board when the full Board is not in session.
(4)	Members of the Audit Committee.
(5)	Members of the Nominating Committee.
(6)	Members of the Independent Trustees Committee.

21

Privacy Notice

The Fund collects nonpublic personal information about you from the following sources:

∎	Information we receive from you on applications or other forms;
∎	Information about your transactions with us, our Adviser or others; and
∎	Information we receive from third parties, such as credit reporting agencies.

“Nonpublic personal information” is private information about you that we obtain in connection with providing a financial product or service to you.

We may share your name and address with other Baron Funds and the Adviser and its affiliates for the purpose of sending you information about our products that we believe may be of interest to you and informing you of our upcoming Baron Investment Conference and for sending required information.

We do not disclose any nonpublic personal information about our customers to anyone, except as permitted or required by law. Examples of permitted disclosures under the law include sharing with companies that work for us to provide you services, such as the Transfer Agent or mailing house. All such companies that act on our behalf are contractually obligated to keep the information that we provide to them confidential and to use the information only to provide the services that we have asked them to perform for you and us.

We restrict access to nonpublic information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

This privacy notice is also available at all times on the Baron Funds® website, baronfunds.com or by calling 1-800-99BARON.

Go Paperless!

It’s fast, simple and a smart way to help the environment.

Enjoy the speed and convenience of receiving Fund documents electronically.

For more information, and to enroll today, go to baronfunds.com/edelivery.

767 Fifth Avenue, 49th Fl.

New York, NY 10153

1.800.99.BARON

212-583-2000

baronfunds.com

ANNUAL WEALTH 12/31/2023

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics for Principal Executive and Senior Financial Officers (the “Code”). Upon request, the Registrant will provide a copy of the Code to any person without charge. To obtain a copy of the Code, please send your request to info@baronfunds.com or call 1-800-99BARON (1-800-992-2766).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant has three audit committee financial experts serving on its Audit Committee, Raymond Noveck, Alex Yemenidjian, and Thomas Folliard. Mr. Noveck, Mr. Yemenidjian, and Mr. Folliard are “independent” for purposes of Item 3(a)(2) of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The following table shows the fees paid to PricewaterhouseCoopers, LLP, the Registrant’s principal accounting firm during the fiscal years ended December 31, 2023 and December 31, 2022:

(a) Audit Fees: for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings or engagements:

	2023	2022
Baron Select Funds	$568,217	$590,301

(b) Audit-Related Fees: for assurance and related services that are reasonably related to the performance of the audit and are not included as Audit Fees:

	2023	2022
Baron Select Funds	$0	$0

(c) Tax Fees: for professional services rendered for tax compliance, tax advice and tax planning:

	2023	2022
Baron Select Funds	$177,338	$176,821

The Tax Fees represent services provided in connection with the preparation of tax returns and year-end distribution review.

(d) All Other Fees: for products and services provided by such accounting firm that are not included in (a), (b) or (c) above:

	2023	2022
Baron Select Funds	$0	$0

(e) Audit Committee Pre-Approval Policies and Procedures: (i) Pursuant to paragraph (c)(7) of Rule 2-01 of Regulation S-X and to its charter, the Audit Committee shall pre-approve all audit and non-audit services provided by the independent auditors and in connection therewith to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; (ii) 100% of the services described in each of items 4(b) through 4(d) were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the last two fiscal years is as follows:

2023: $38,956

2022: $37,822

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Raymond Noveck, Alex Yemenidjian, and Thomas Folliard.

Item 6. Schedule of Investments.

Included herein under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a) (2) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2(a) under the 1940 Act.

(b) Certification of each of the principal executive officers and principal financial officers of the Registrant as required by Rule 30a-2(b) under the 1940 Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BARON SELECT FUNDS

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: March 7, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald Baron
Ronald Baron
Chief Executive Officer

Date: March 7, 2024

By:	/s/ Christopher Snively
Christopher Snively
Funds Treasurer

Date: March 7, 2024